UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity Flex® Funds

Fidelity Flex® Inflation-Protected Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

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Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity Flex® Inflation-Protected Bond Index Fund	5.92%	5.58%

 A From March 9, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Inflation-Protected Bond Index Fund on March 9, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index performed over the same period.

Period Ending Values
$12,992	Fidelity Flex® Inflation-Protected Bond Index Fund
$13,013	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a moderate decline in the year ending December 31, 2021, amid a broad risk-on and inflationary environment. The Bloomberg U.S. Aggregate Bond Index returned -1.54% for the full period. Longer-term bond yields rose early in the year, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery. This led to rising inflation expectations that persisted through early April. Many investors preferred the potential for higher returns in riskier assets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data. Then in the fourth quarter, rising inflation and tighter monetary policy increased short-term yields and decreased longer-term yields. By early December, U.S. Federal Reserve Chair Jerome Powell stated it was time to retire the term “transitory” in describing U.S. inflation. Also in December, the Fed accelerated its tapering plans and raised the prospects for three quarter-point interest-rate hikes in 2022. Within the Aggregate index, corporate bonds returned -2.92% for the period, edging the -3.30% return of U.S. Treasuries. Securitized segments of the market also posted negative returns, including commercial mortgage-backed securities (-2.42%). Outside the index, U.S. corporate high-yield bonds added roughly 5% and Treasury Inflation-Protected Securities (TIPS) rose 6%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund returned 5.92%, nearly matching, net of fees, the 5.96% return of the benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS outpaced all other major U.S. fixed-income investment-grade bond sectors for the year, reflecting rising inflation and elevated demand for inflation-protected assets. Inflation, as measured by CPI-U (the Consumer Price Index for all Urban Consumers) spiked in early 2021 as prices for airfares, restaurant meals and apparel recovered sharply after slipping in 2020 when the economy shut down during the depths of the COVID-19 pandemic. Inflation accelerated in the second quarter, with the June CPI-U coming in 5.4% higher than a year earlier amid disrupted supply chains and extraordinarily high demand for goods, as well as growing exuberance regarding the reopening of the economy. After stabilizing in July and cooling slightly in August, CPI-U accelerated again. For November, the final reading by year's end, inflation rose 6.8% from the same month a year earlier, its strongest surge since June 1982. Prices for a broad range of categories increased, including gasoline, food, shelter, and new and used cars and trucks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2021

% of fund's investments
0.01 - 0.99%	79.7
1 - 1.99%	6.8
2 - 2.99%	8.1
3 - 3.99%	3.8

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
U.S. Government and U.S. Government Agency Obligations	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Inflation Protected Securities - 99.6%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.6%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$117,923	$139,928
0.25% 2/15/50	105,430	127,819
0.625% 2/15/43	95,039	118,291
0.75% 2/15/42	132,198	167,254
0.75% 2/15/45	177,360	228,607
0.875% 2/15/47	90,519	122,437
1% 2/15/46	93,386	127,794
1% 2/15/48	75,149	105,542
1% 2/15/49	59,355	84,389
1.375% 2/15/44	159,029	227,226
1.75% 1/15/28	114,863	137,828
2% 1/15/26	118,452	137,069
2.125% 2/15/40	71,662	109,785
2.125% 2/15/41	73,255	113,506
2.375% 1/15/25	184,885	210,542
2.375% 1/15/27	109,722	132,539
2.5% 1/15/29	85,025	108,728
3.375% 4/15/32	31,165	46,378
3.625% 4/15/28	111,155	147,712
3.875% 4/15/29	132,916	185,179
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	331,924	342,733
0.125% 7/15/24	295,872	315,378
0.125% 10/15/24	249,030	265,976
0.125% 4/15/25	195,956	209,618
0.125% 10/15/25	255,835	275,813
0.125% 4/15/26	215,155	232,217
0.125% 7/15/26	261,933	284,416
0.125% 10/15/26	250,011	271,926
0.125% 1/15/30	250,484	278,144
0.125% 7/15/30	296,665	332,086
0.125% 1/15/31	283,690	317,812
0.125% 7/15/31	308,559	347,048
0.25% 1/15/25	276,759	296,503
0.25% 7/15/29	218,423	244,839
0.375% 7/15/23	341,105	358,596
0.375% 7/15/25	295,084	320,510
0.375% 1/15/27	233,584	256,966
0.375% 7/15/27	248,754	276,042
0.5% 4/15/24	174,371	185,857
0.5% 1/15/28	248,931	278,609
0.625% 4/15/23	280,607	293,292
0.625% 1/15/24	310,575	330,476
0.625% 1/15/26	232,808	255,704
0.75% 7/15/28	215,968	247,402
0.875% 1/15/29	199,361	230,623
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $9,079,508)		9,827,139
	Shares	Value

Money Market Funds - 1.5%
Fidelity Cash Central Fund 0.08% (a)
(Cost $151,621)	151,591	151,621
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $9,231,129)		9,978,760
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(107,746)
NET ASSETS - 100%		$9,871,014

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$--	$1,142,020	$990,400	$48	$1	$--	$151,621	0.0%
Total	$--	$1,142,020	$990,400	$48	$1	$--	$151,621

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$9,827,139	$--	$9,827,139	$--
Money Market Funds	151,621	151,621	--	--
Total Investments in Securities:	$9,978,760	$151,621	$9,827,139	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.6%
Short-Term Investments and Net Other Assets	0.4%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $9,079,508)	$9,827,139
Fidelity Central Funds (cost $151,621)	151,621
Total Investment in Securities (cost $9,231,129)		$9,978,760
Receivable for investments sold		206,425
Receivable for fund shares sold		7,038
Dividends receivable		1
Interest receivable		21,344
Distributions receivable from Fidelity Central Funds		6
Total assets		10,213,574
Liabilities
Payable for investments purchased	$135,508
Payable for fund shares redeemed	207,052
Total liabilities		342,560
Net Assets		$9,871,014
Net Assets consist of:
Paid in capital		$9,129,080
Total accumulated earnings (loss)		741,934
Net Assets		$9,871,014
Net Asset Value, offering price and redemption price per share ($9,871,014 ÷ 866,914 shares)		$11.39

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$477,258
Income from Fidelity Central Funds		48
Total income		477,306
Expenses
Independent trustees' fees and expenses	$26
Total expenses before reductions	26
Expense reductions	(8)
Total expenses after reductions		18
Net investment income (loss)		477,288
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	30,396
Fidelity Central Funds	1
Total net realized gain (loss)		30,397
Change in net unrealized appreciation (depreciation) on investment securities		33,268
Net gain (loss)		63,665
Net increase (decrease) in net assets resulting from operations		$540,953

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$477,288	$110,988
Net realized gain (loss)	30,397	77,411
Change in net unrealized appreciation (depreciation)	33,268	511,217
Net increase (decrease) in net assets resulting from operations	540,953	699,616
Distributions to shareholders	(477,055)	(142,823)
Share transactions
Proceeds from sales of shares	5,683,132	6,418,237
Reinvestment of distributions	477,055	142,823
Cost of shares redeemed	(3,607,641)	(6,556,264)
Net increase (decrease) in net assets resulting from share transactions	2,552,546	4,796
Total increase (decrease) in net assets	2,616,444	561,589
Net Assets
Beginning of period	7,254,570	6,692,981
End of period	$9,871,014	$7,254,570
Other Information
Shares
Sold	493,562	583,469
Issued in reinvestment of distributions	42,105	12,745
Redeemed	(311,440)	(598,090)
Net increase (decrease)	224,227	(1,876)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Inflation-Protected Bond Index Fund

Years ended December 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$11.29	$10.38	$9.77	$10.19	$10.00
Income from Investment Operations
Net investment income (loss)B	.609	.172	.247	.310	.208
Net realized and unrealized gain (loss)	.056	.967	.571	(.449)	.126
Total from investment operations	.665	1.139	.818	(.139)	.334
Distributions from net investment income	(.565)	(.030)	(.046)	(.038)	(.018)
Distributions from net realized gain	–	(.199)	(.162)	(.243)	(.126)
Total distributions	(.565)	(.229)	(.208)	(.281)	(.144)
Net asset value, end of period	$11.39	$11.29	$10.38	$9.77	$10.19
Total ReturnC,D	5.92%	10.99%	8.38%	(1.35)%	3.36%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	5.30%	1.57%	2.41%	3.09%	2.50%H
Supplemental Data
Net assets, end of period (000 omitted)	$9,871	$7,255	$6,693	$4,344	$2,173
Portfolio turnover rateI	28%	73%	40%	47%	42%H

 A For the period March 9, 2017 (commencement of operations) through December 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Flex Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts and advisory programs offered by Fidelity.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$744,688
Gross unrealized depreciation	(1,368)
Net unrealized appreciation (depreciation)	$743,320
Tax Cost	$9,235,440

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$743,320

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$477,055	$ 94,723
Long-term Capital Gains	–	48,100
Total	$477,055	$ 142,823

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. During the period there were no interfund trades.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $8.

7. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

8. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Flex Inflation-Protected Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Flex Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period March 9, 2017 (commencement of operations) through December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the four years in the period ended December 31, 2021 and for the period March 9, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds.Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Flex Inflation-Protected Bond Index Fund	- %-C
Actual		$1,000.00	$1,041.60	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $26,643, or, if subsequently determined to be different, the net capital gain of such year.

A total of 99.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $101,104 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 100% of the short-term capital gain dividends distributed in December 2020 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $222,857 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Flex Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. The Board did not consider performance to be a material factor in its decision to renew the fund's Advisory Contracts as the fund is not publicly offered as a stand-alone investment product. In this regard, the Board noted that the fund is available exclusively to certain fee-based accounts and advisor programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs. The Board noted that there was a portfolio management change for the fund in October 2020.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the fund is available exclusively through certain Fidelity fee-based accounts and advisory programs. The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR is indirectly compensated for its services out of Fidelity fee-based account and advisory program fees. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except Independent Trustee fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

ZXF-ANN-0322
1.9881643.104

Fidelity® Inflation-Protected Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Life of fundA
Fidelity® Inflation-Protected Bond Index Fund	5.93%	5.26%	2.80%

 A From May 16, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Inflation-Protected Bond Index Fund on May 16, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index performed over the same period.

Period Ending Values
$13,047	Fidelity® Inflation-Protected Bond Index Fund
$13,112	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a moderate decline in the year ending December 31, 2021, amid a broad risk-on and inflationary environment. The Bloomberg U.S. Aggregate Bond Index returned -1.54% for the full period. Longer-term bond yields rose early in the year, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery. This led to rising inflation expectations that persisted through early April. Many investors preferred the potential for higher returns in riskier assets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data. Then in the fourth quarter, rising inflation and tighter monetary policy increased short-term yields and decreased longer-term yields. By early December, U.S. Federal Reserve Chair Jerome Powell stated it was time to retire the term “transitory” in describing U.S. inflation. Also in December, the Fed accelerated its tapering plans and raised the prospects for three quarter-point interest-rate hikes in 2022. Within the Aggregate index, corporate bonds returned -2.92% for the period, edging the -3.30% return of U.S. Treasuries. Securitized segments of the market also posted negative returns, including commercial mortgage-backed securities (-2.42%). Outside the index, U.S. corporate high-yield bonds added roughly 5% and Treasury Inflation-Protected Securities (TIPS) rose 6%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund gained 5.93%, roughly in line, net of fees, with the 5.96% advance of the benchmark, the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS outpaced all other major U.S. fixed-income investment-grade bond sectors for the year, reflecting rising inflation and elevated demand for inflation-protected assets. Inflation, as measured by CPI-U (the Consumer Price Index for all Urban Consumers) spiked in early 2021 as prices for airfares, restaurant meals and apparel recovered sharply after slipping in 2020 when the economy shut down during the depths of the COVID-19 pandemic. Inflation accelerated in the second quarter, with the June CPI-U coming in 5.4% higher than a year earlier amid disrupted supply chains and extraordinarily high demand for goods, as well as growing exuberance regarding the reopening of the economy. After stabilizing in July and cooling slightly in August, CPI-U accelerated again. For November, the final reading by year's end, inflation rose 6.8% from the same month a year earlier, its strongest surge since June 1982. Prices for a broad range of categories increased, including gasoline, food, shelter, and new and used cars and trucks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2021

% of fund's investments
0.01 - 0.99%	80.6
1 - 1.99%	6.7
2 - 2.99%	8.4
3 - 3.99%	4.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
U.S. Government and U.S. Government Agency Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Inflation Protected Securities - 99.5%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$126,062,949	$149,586,844
0.25% 2/15/50	131,738,462	159,713,803
0.625% 2/15/43	122,093,109	151,963,464
0.75% 2/15/42	169,889,736	214,939,722
0.75% 2/15/45	193,766,464	249,753,732
0.875% 2/15/47	116,195,446	157,166,859
1% 2/15/46	107,408,615	146,984,095
1% 2/15/48	96,668,803	135,764,687
1% 2/15/49	78,858,852	112,117,976
1.375% 2/15/44	170,565,208	243,709,935
1.75% 1/15/28	119,997,111	143,989,012
2% 1/15/26	154,805,289	179,136,508
2.125% 2/15/40	68,316,996	104,660,536
2.125% 2/15/41	100,422,720	155,601,605
2.375% 1/15/25	213,081,245	242,650,888
2.375% 1/15/27	129,092,518	155,936,517
2.5% 1/15/29	119,452,620	152,753,011
3.375% 4/15/32	58,817,704	87,529,931
3.625% 4/15/28	127,633,531	169,609,335
3.875% 4/15/29	149,511,903	208,300,377
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	409,433,104	422,767,026
0.125% 7/15/24	335,052,795	357,142,259
0.125% 10/15/24	307,922,343	328,875,921
0.125% 4/15/25	258,285,526	276,292,682
0.125% 10/15/25	308,196,138	332,262,368
0.125% 4/15/26	226,040,072	243,966,066
0.125% 7/15/26	288,650,199	313,426,135
0.125% 10/15/26	313,327,463	340,792,433
0.125% 1/15/30	307,723,750	341,703,531
0.125% 7/15/30	340,375,587	381,016,615
0.125% 1/15/31	345,391,188	386,934,591
0.125% 7/15/31	348,757,357	392,260,805
0.25% 1/15/25	316,391,727	338,963,448
0.25% 7/15/29	270,576,943	303,301,313
0.375% 7/15/23	391,718,364	411,802,034
0.375% 7/15/25	337,793,058	366,899,484
0.375% 1/15/27	263,510,323	289,888,412
0.375% 7/15/27	288,377,120	320,012,203
0.5% 4/15/24	220,326,486	234,840,557
0.5% 1/15/28	311,055,879	348,140,804
0.625% 4/15/23	345,220,152	360,825,952
0.625% 1/15/24	384,857,891	409,519,105
0.625% 1/15/26	299,829,931	329,317,859
0.75% 7/15/28	266,078,677	304,806,102
0.875% 1/15/29	223,505,566	258,554,262
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $10,829,813,201)		11,716,180,804
	Shares	Value

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.08% (a)
(Cost $42,519,434)	42,510,931	42,519,434
TOTAL INVESTMENT IN SECURITIES - 99.9%
(Cost $10,872,332,635)		11,758,700,238
NET OTHER ASSETS (LIABILITIES) - 0.1%		13,136,511
NET ASSETS - 100%		$11,771,836,749

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$22,046,060	$929,604,593	$909,130,897	$15,382	$(322)	$--	$42,519,434	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	--	1,335,826,917	1,335,826,917	94,802	--	--	--	0.0%
Total	$22,046,060	$2,265,431,510	$2,244,957,814	$110,184	$(322)	$--	$42,519,434

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$11,716,180,804	$--	$11,716,180,804	$--
Money Market Funds	42,519,434	42,519,434	--	--
Total Investments in Securities:	$11,758,700,238	$42,519,434	$11,716,180,804	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.5%
Short-Term Investments and Net Other Assets	0.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $10,829,813,201)	$11,716,180,804
Fidelity Central Funds (cost $42,519,434)	42,519,434
Total Investment in Securities (cost $10,872,332,635)		$11,758,700,238
Receivable for investments sold		84,751,337
Receivable for fund shares sold		69,485,985
Interest receivable		25,249,577
Distributions receivable from Fidelity Central Funds		13,040
Other receivables		8,504
Total assets		11,938,208,681
Liabilities
Payable for investments purchased	$151,361,341
Payable for fund shares redeemed	14,524,112
Accrued management fee	477,982
Other payables and accrued expenses	8,497
Total liabilities		166,371,932
Net Assets		$11,771,836,749
Net Assets consist of:
Paid in capital		$10,894,511,103
Total accumulated earnings (loss)		877,325,646
Net Assets		$11,771,836,749
Net Asset Value, offering price and redemption price per share ($11,771,836,749 ÷ 1,055,119,481 shares)		$11.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$536,052,219
Income from Fidelity Central Funds (including $94,802 from security lending)		110,184
Total income		536,162,403
Expenses
Management fee	$5,036,512
Independent trustees' fees and expenses	29,237
Total expenses before reductions	5,065,749
Expense reductions	(1)
Total expenses after reductions		5,065,748
Net investment income (loss)		531,096,655
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	20,227,401
Fidelity Central Funds	(322)
Total net realized gain (loss)		20,227,079
Change in net unrealized appreciation (depreciation) on investment securities		33,076,734
Net gain (loss)		53,303,813
Net increase (decrease) in net assets resulting from operations		$584,400,468

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$531,096,655	$114,016,395
Net realized gain (loss)	20,227,079	24,862,601
Change in net unrealized appreciation (depreciation)	33,076,734	642,534,044
Net increase (decrease) in net assets resulting from operations	584,400,468	781,413,040
Distributions to shareholders	(530,589,842)	(106,674,496)
Share transactions
Proceeds from sales of shares	5,490,931,795	4,642,408,183
Reinvestment of distributions	490,863,198	98,073,735
Cost of shares redeemed	(3,214,302,911)	(3,531,613,252)
Net increase (decrease) in net assets resulting from share transactions	2,767,492,082	1,208,868,666
Total increase (decrease) in net assets	2,821,302,708	1,883,607,210
Net Assets
Beginning of period	8,950,534,041	7,066,926,831
End of period	$11,771,836,749	$8,950,534,041
Other Information
Shares
Sold	487,159,950	435,510,727
Issued in reinvestment of distributions	44,221,970	8,973,221
Redeemed	(286,850,319)	(334,850,967)
Net increase (decrease)	244,531,601	109,632,981

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Inflation-Protected Bond Index Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.04	$10.08	$9.49	$9.84	$9.68
Income from Investment Operations
Net investment income (loss)A	.593	.157	.233	.262	.219
Net realized and unrealized gain (loss)	.058	.940	.555	(.398)	.068
Total from investment operations	.651	1.097	.788	(.136)	.287
Distributions from net investment income	(.531)	(.027)	(.041)	(.031)	(.013)
Distributions from net realized gain	–	(.110)	(.157)	(.183)	(.108)
Tax return of capital	–	–	–	–	(.006)
Total distributions	(.531)	(.137)	(.198)	(.214)	(.127)
Net asset value, end of period	$11.16	$11.04	$10.08	$9.49	$9.84
Total ReturnB	5.93%	10.90%	8.31%	(1.37)%	2.98%
Ratios to Average Net AssetsC,D
Expenses before reductions	.05%	.05%	.05%	.05%	.05%
Expenses net of fee waivers, if any	.05%	.05%	.05%	.05%	.05%
Expenses net of all reductions	.05%	.05%	.05%	.05%	.05%
Net investment income (loss)	5.27%	1.47%	2.34%	2.71%	2.22%
Supplemental Data
Net assets, end of period (000 omitted)	$11,771,837	$8,950,534	$7,066,927	$4,929,939	$1,441,076
Portfolio turnover rateE	22%	31%	33%	41%F,G	33%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 F The portfolio turnover rate does not include the assets acquired in the merger.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds or comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-ended mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

Fidelity Inflation-Protected Bond Index Fund	$8,504

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred Trustee compensation, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$888,345,080
Gross unrealized depreciation	(4,109,008)
Net unrealized appreciation (depreciation)	$884,236,072
Tax Cost	$10,874,464,166

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(4,627,152)
Net unrealized appreciation (depreciation) on securities and other investments	$884,236,072

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(4,627,152)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$530,589,842	$ 106,674,496

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .05% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. During the period there were no interfund trades.

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Inflation-Protected Bond Index Fund	$9,588	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Inflation-Protected Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Inflation-Protected Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 314 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Inflation-Protected Bond Index Fund	.05%
Actual		$1,000.00	$1,041.30	$.26
Hypothetical-C		$1,000.00	$1,024.95	$.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 99.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $105,597,476 of distributions paid in the calendar year 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

The fund designates 98.52% of the short-term capital gain dividends distributed in December 2020 as qualifying to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The fund designates $238,918,089 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and its benchmark index and peer group for the most recent one-, three-, and five-year periods. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

PIB-I-PIB-AI-ANN-0322
1.939238.109

Fidelity® International Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity® International Bond Index Fund	(1.74)%	0.60%

 A From October 10, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® International Bond Index Fund on October 10, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD) performed over the same period.

Period Ending Values
$10,135	Fidelity® International Bond Index Fund
$10,198	Bloomberg Global Aggregate ex-USD Float Adjusted RIC Diversified Index (Hedged USD)

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Global investment-grade bonds performed sluggishly in 2021, and corporate securities in most geographic regions posted negative returns in a risk-on environment. The Bloomberg Global Aggregate Credit Index (Hedged) returned -0.95% for the year. Global bond markets faced challenging conditions early in 2021, although the passage of a $1.9 trillion COVID-relief bill in the U.S. in March offered optimism for an eventual global economic recovery. The second quarter saw modestly brighter conditions, thanks partly to COVID-19 vaccination progress in many developed countries. The U.S. Federal Reserve and European Central Bank continued their aggressive intervention programs, which boosted liquidity, ensured access to capital at low rates for businesses and individuals, and helped maintain a stable market environment. Credit spreads rallied in the third quarter amid progress in fighting the pandemic and dovish global monetary policy. Then in the fourth quarter, the combination of the rise of the omicron variant of the coronavirus, as well as announcements by the U.S. Federal Reserve of accelerated plans to taper its bond-buying program and increased potential for interest-rate increases in 2022, led to higher bond yields.

Comments from Co-Portfolio Managers Brandon Bettencourt, Michael Foggin, Andrew Lewis and Richard Munclinger:  For 2021, the fund returned -1.74% nearly in line, net of fees, with the -1.47% result of the Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Diversified Index (USD Hedged), which is a multicurrency benchmark that includes fixed-rate sovereign, government-related, corporate and securitized bonds from developed and emerging-markets issuers, not including U.S. dollar-denominated debt. These results met our goal of producing monthly returns, before expenses, that closely match the index return. Given the large number of securities in the index (roughly 12,000) and the significant cost and liquidity challenges associated with full replication of the index, we use “stratified sampling techniques” in constructing the portfolio. This approach involves defining and maintaining an “optimal” subset of constituent securities that, in aggregate, mirrors the chief characteristics of the index – including maturity, duration, interest rate sensitivity, security structure and credit quality. International bond markets faced a choppy road in 2021, contending with rising inflation, an uneven economic recovery in the face of new coronavirus variants, and the beginning of tighter monetary policy by several large central banks. For the year, more credit-sensitive bonds generally generated positive returns, while interest-rate sensitive securities typically suffered losses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
China	14.0%
Japan	13.1%
United States of America	11.3%
France	7.2%
Germany	7.0%
Canada	6.0%
Italy	5.6%
United Kingdom	4.5%
Spain	3.9%
Other*	27.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and include the effect of futures contracts, as applicable. Foreign currency contracts and other assets and liabilities are included within United States of America, as applicable.

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	15.0%
AA,A	32.1%
BBB	13.7%
BB and Below	0.1%
Not Rated	34.0%
Short-Term Investments and Net Other Assets	5.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Corporate Bonds	28.8%
Government Obligations	62.5%
Supranational Obligations	3.6%
Short-Term Investments and Net Other Assets (Liabilities)	5.1%

 * Foreign Currency Contracts - (95.5)%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Nonconvertible Bonds - 28.8%
		Principal Amount(a)	Value
Australia - 0.9%
New South Wales Treasury Corp.:
1% 2/8/24	AUD	$1,099,000	$802,486
1.25% 3/20/25 (Reg. S)	AUD	803,000	584,610
2% 3/20/31	AUD	1,106,000	808,449
3% 4/20/29 (Reg. S)	AUD	860,000	676,354
Western Australia Treasury Corp.:
2.5% 7/23/24	AUD	1,531,000	1,155,645
3% 10/21/26	AUD	1,842,000	1,430,908

TOTAL AUSTRALIA			5,458,452

Austria - 0.1%
Autobahn Schnell AG 0.625% 9/15/22 (Reg. S)	EUR	130,000	149,226
BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 0.1% 5/12/31	EUR	300,000	335,629
OMV AG 2.375% 4/9/32 (Reg. S)	EUR	76,000	100,443

TOTAL AUSTRIA			585,298

Bailiwick of Jersey - 0.0%
Heathrow Funding Ltd. 3.661% 1/13/33	CAD	215,000	175,129
Belgium - 0.1%
Anheuser-Busch InBev SA NV:
1.5% 4/18/30 (Reg. S)	EUR	49,000	59,256
2% 3/17/28 (Reg. S)	EUR	32,000	39,842
2.25% 5/24/29 (Reg. S)	GBP	53,000	73,960
3.7% 4/2/40 (Reg. S)	EUR	131,000	197,817
Belfius Bank SA/NV 0% 8/28/26 (Reg. S)	EUR	100,000	112,323
KBC Groep NV 0.5% 12/3/29 (b)	EUR	100,000	113,262

TOTAL BELGIUM			596,460

Canada - 3.1%
407 International, Inc.:
2.84% 3/7/50	CAD	73,000	55,039
3.65% 9/8/44	CAD	295,000	254,944
Altalink LP 3.717% 12/3/46	CAD	338,000	301,102
Bank of Montreal 3.19% 3/1/28	CAD	65,000	54,951
Bank of Nova Scotia:
0.25% 1/11/24 (Reg. S)	EUR	797,000	917,253
1.375% 12/5/23 (Reg. S)	GBP	134,000	181,877
3.1% 2/2/28	CAD	85,000	71,382
Bell Canada 4.45% 2/27/47	CAD	40,000	35,144
Canada Housing Trust No. 1 1.9% 9/15/26 (c)	CAD	320,000	257,118
Canadian Imperial Bank of Commerce:
0.01% 4/30/29 (Reg. S)	EUR	3,019,000	3,390,263
1.7% 7/15/26	CAD	498,000	388,802
2.43% 6/9/23	CAD	91,000	73,033
Canadian National Railway Co. 3.6% 8/1/47	CAD	229,000	193,876
Choice Properties REIT 4.178% 3/8/28	CAD	128,000	110,385
CI Financial Corp. 3.759% 5/26/25	CAD	513,000	426,207
CU, Inc. 3.548% 11/22/47	CAD	280,000	239,652
Enbridge Gas, Inc. 3.65% 4/1/50	CAD	290,000	252,757
Enbridge Pipelines, Inc. 4.13% 8/9/46	CAD	285,000	234,173
EPCOR Utilities, Inc. 3.554% 11/27/47	CAD	571,000	488,371
Fairfax Financial Holdings Ltd. 4.7% 12/16/26	CAD	234,000	200,761
Greater Toronto Airports Authority 2.75% 10/17/39	CAD	516,000	400,513
Hydro One, Inc.:
0.71% 1/16/23	CAD	127,000	100,008
1.69% 1/16/31	CAD	417,000	312,093
3.02% 4/5/29	CAD	30,000	25,083
Hydro-Quebec 5% 2/15/50	CAD	50,000	60,058
Inter Pipeline Ltd. 4.232% 6/1/27	CAD	1,526,000	1,288,429
Keyera Corp. 3.959% 5/29/30	CAD	991,000	829,762
Magna International, Inc. 1.9% 11/24/23	EUR	2,002,000	2,356,216
Manulife Bank of Canada 2.844% 1/12/23	CAD	549,000	441,557
North West Redwater Partnership/NWR Financing Co. Ltd. 4.35% 1/10/39	CAD	641,000	572,479
Pembina Pipeline Corp.:
3.62% 4/3/29	CAD	80,000	66,380
4.74% 1/21/47	CAD	522,000	446,912
Royal Bank of Canada:
0.25% 1/29/24 (Reg. S)	EUR	779,000	896,518
0.625% 9/10/25 (Reg. S)	EUR	756,000	882,525
2.609% 11/1/24	CAD	102,000	82,618
2.949% 5/1/23	CAD	284,000	229,881
Shaw Communications, Inc. 2.9% 12/9/30	CAD	1,048,000	815,575
TELUS Corp. 3.95% 2/16/50	CAD	33,000	26,682
The Toronto-Dominion Bank:
1.943% 3/13/25	CAD	252,000	200,281
2.496% 12/2/24	CAD	60,000	48,498
TransCanada PipeLines Ltd.:
3% 9/18/29	CAD	30,000	24,301
4.18% 7/3/48	CAD	33,000	26,924
4.35% 6/6/46	CAD	546,000	455,732

TOTAL CANADA			18,716,115

China - 6.2%
Agricultural Development Bank of China:
2.99% 8/11/26	CNY	15,850,000	2,505,798
3.52% 5/24/31	CNY	26,100,000	4,222,838
China Development Bank:
3.34% 7/14/25	CNY	49,780,000	7,985,891
3.48% 1/8/29	CNY	62,240,000	10,043,775
3.5% 11/4/46	CNY	820,000	130,313
3.68% 2/26/26	CNY	5,800,000	941,608
3.7% 10/20/30	CNY	17,030,000	2,788,409
3.8% 1/25/36	CNY	550,000	90,519
Export-Import Bank of China 3.22% 5/14/26	CNY	50,670,000	8,086,888

TOTAL CHINA			36,796,039

Denmark - 0.1%
KommuneKredit 0% 9/8/22 (Reg. S)	EUR	406,000	463,997
Finland - 0.1%
Nordea Mortgage Bank PLC 1% 11/5/24 (Reg. S)	EUR	180,000	212,205
OP Mortgage Bank PLC 1% 11/28/24 (Reg. S)	EUR	170,000	200,402

TOTAL FINLAND			412,607

France - 2.0%
Aeroports de Paris SA 2.125% 10/2/26 (Reg. S)	EUR	500,000	616,259
AXA SA 3.375% 7/6/47 (Reg. S) (b)	EUR	100,000	127,364
Banque Federative du Credit Mutuel SA:
0.375% 1/13/22 (Reg. S)	EUR	400,000	455,500
1.25% 5/26/27 (Reg. S)	EUR	100,000	119,086
BNP Paribas SA:
1.25% 7/13/31 (Reg. S)	GBP	100,000	125,466
3.375% 1/23/26 (Reg. S)	GBP	550,000	791,427
BPCE SA 0.25% 1/15/26 (Reg. S)	EUR	100,000	113,632
Caisse d'Amort de la Dette Sociale:
0% 2/25/28 (Reg. S)	EUR	600,000	683,489
0% 11/25/30 (Reg. S)	EUR	500,000	555,737
0% 5/25/31 (Reg. S)	EUR	300,000	331,905
0.125% 10/25/23 (Reg. S)	EUR	300,000	344,858
Caisse Francaise de Finance 0.125% 2/15/36 (Reg. S)	EUR	900,000	972,704
Credit Agricole Home Loan SFH 1.5% 9/28/38	EUR	300,000	393,950
Credit Agricole SA 2.625% 3/17/27 (Reg. S)	EUR	107,000	133,124
Dexia Credit Local SA:
0.625% 2/3/24 (Reg. S)	EUR	100,000	116,068
0.625% 1/17/26 (Reg. S)	EUR	500,000	583,859
0.75% 1/25/23 (Reg. S)	EUR	100,000	115,345
EDF SA 2% 12/9/49 (Reg. S)	EUR	200,000	241,296
La Poste 1.375% 4/21/32 (Reg. S)	EUR	400,000	484,468
Oseo SA:
0.125% 11/25/23 (Reg. S)	EUR	100,000	115,082
0.125% 3/25/25 (Reg. S)	EUR	200,000	230,544
0.25% 3/29/30 (Reg. S)	EUR	100,000	114,296
0.625% 5/25/26 (Reg. S)	EUR	200,000	235,576
RCI Banque SA:
0.75% 4/10/23 (Reg. S)	EUR	41,000	46,983
1.625% 5/26/26 (Reg. S)	EUR	37,000	43,687
RTE EdF Transport SA 0% 9/9/27 (Reg. S)	EUR	100,000	111,693
Societe du Grand Paris EPIC:
0% 11/25/30 (Reg. S)	EUR	200,000	221,556
1.7% 5/25/50 (Reg. S)	EUR	500,000	658,681
Societe Generale SFH 0.25% 9/11/23 (Reg. S)	EUR	100,000	115,075
Societe Nationale des Chemins de Fer Francais 0.625% 4/17/30 (Reg. S)	EUR	300,000	350,150
UNEDIC:
0% 11/25/28 (Reg. S)	EUR	200,000	227,336
0.25% 11/25/29 (Reg. S)	EUR	600,000	689,570
0.25% 7/16/35 (Reg. S)	EUR	400,000	437,656
0.875% 5/25/28 (Reg. S)	EUR	400,000	480,780
1.25% 10/21/27 (Reg. S)	EUR	100,000	122,795
1.5% 4/20/32 (Reg. S)	EUR	100,000	127,221

TOTAL FRANCE			11,634,218

Germany - 3.0%
Bayer AG 1.375% 7/6/32 (Reg. S)	EUR	300,000	349,264
Bremen Freie Hansestadt 0.4% 8/20/49 (Reg. S)	EUR	29,000	31,390
Commerzbank AG:
0.01% 3/11/30	EUR	53,000	59,481
0.5% 12/4/26 (Reg. S)	EUR	58,000	66,593
1.25% 1/9/34	EUR	58,000	72,631
Daimler AG:
0.375% 11/8/26 (Reg. S)	EUR	23,000	26,469
1.125% 8/8/34 (Reg. S)	EUR	27,000	31,808
1.5% 7/3/29 (Reg. S)	EUR	44,000	54,298
Deutsche Bahn Finance BV 1.375% 7/7/25 (Reg. S)	GBP	28,000	38,131
Deutsche Bank AG:
1.625% 1/20/27 (Reg. S)	EUR	300,000	355,536
2.625% 12/16/24 (Reg. S)	GBP	200,000	276,117
Deutsche Borse AG 0.125% 2/22/31 (Reg. S)	EUR	100,000	111,175
Deutsche Telekom AG 3.125% 2/6/34 (Reg. S)	GBP	60,000	90,579
E.ON AG 0.25% 10/24/26 (Reg. S)	EUR	69,000	78,745
KfW:
0% 6/30/23 (Reg. S)	EUR	173,000	198,732
0% 9/30/26 (Reg. S)	EUR	273,000	314,254
0% 9/15/28 (Reg. S)	EUR	442,000	506,373
0.01% 5/5/27 (Reg. S)	EUR	38,000	43,672
0.05% 9/29/34 (Reg. S)	EUR	934,000	1,028,204
0.125% 6/7/23	EUR	1,609,000	1,850,509
0.625% 2/22/27	EUR	283,000	335,619
0.875% 9/15/26 (Reg. S)	GBP	43,000	57,736
1.25% 8/28/23	NOK	380,000	43,058
1.25% 12/29/23 (Reg. S)	GBP	2,616,000	3,565,142
1.375% 12/9/24 (Reg. S)	GBP	151,000	206,251
1.375% 2/2/28	SEK	310,000	35,425
1.5% 7/24/24	AUD	82,000	60,187
2.9% 6/6/22	AUD	364,000	267,853
3.2% 9/11/26	AUD	118,000	91,547
Land Niedersachsen 1.125% 9/12/33 (Reg. S)	EUR	70,000	86,749
Land Nordrhein-Westfalen:
0% 4/2/24 (Reg. S)	EUR	2,385,000	2,736,062
0.2% 3/31/27 (Reg. S)	EUR	1,513,000	1,745,374
0.2% 4/9/30	EUR	725,000	830,842
0.5% 11/25/39 (Reg. S)	EUR	72,000	81,054
0.625% 7/21/31 (Reg. S)	EUR	24,000	28,393
0.8% 7/30/49 (Reg. S)	EUR	104,000	124,269
1.55% 6/16/48 (Reg. S)	EUR	178,000	250,422
1.65% 2/22/38 (Reg. S)	EUR	607,000	808,877
Landwirtschaftliche Rentenbank:
0.05% 12/18/29 (Reg. S)	EUR	42,000	47,739
0.875% 12/15/26 (Reg. S)	GBP	19,000	25,400
2.6% 3/23/27 (Reg. S)	AUD	60,000	45,276
NRW.BANK 1% 6/15/22 (Reg. S)	GBP	300,000	407,243
UniCredit Bank AG:
0.25% 1/15/32 (Reg. S)	EUR	39,000	44,226
0.85% 5/22/34 (Reg. S)	EUR	102,000	122,320
Volkswagen Financial Services AG:
1.5% 10/1/24 (Reg. S)	EUR	36,000	42,474
2.5% 4/6/23	EUR	35,000	41,152
3.375% 4/6/28 (Reg. S)	EUR	32,000	42,307

TOTAL GERMANY			17,756,958

Ireland - 0.3%
Johnson Controls International PLC 1.375% 2/25/25	EUR	1,296,000	1,523,128
Italy - 0.2%
Assicurazioni Generali SpA 5.5% 10/27/47 (Reg. S) (b)	EUR	100,000	138,129
Intesa Sanpaolo SpA:
0.875% 6/27/22 (Reg. S)	EUR	100,000	114,532
2.125% 5/26/25 (Reg. S)	EUR	323,000	389,226
Snam Rete Gas SpA 0% 5/12/24 (Reg. S)	EUR	110,000	125,249
UniCredit SpA 2.2% 7/22/27 (Reg. S) (b)	EUR	490,000	587,888

TOTAL ITALY			1,355,024

Japan - 0.0%
Takeda Pharmaceutical Co. Ltd. 2% 7/9/40	EUR	157,000	192,751
Luxembourg - 1.2%
Becton Dickinson Euro Finance SARL 1.208% 6/4/26	EUR	1,553,000	1,828,046
CK Hutchison Group Telecom Finance SA 0.375% 10/17/23 (Reg. S)	EUR	887,000	1,015,131
DH Europe Finance II SARL:
0.2% 3/18/26	EUR	2,044,000	2,323,729
0.75% 9/18/31	EUR	456,000	516,321
1.35% 9/18/39	EUR	192,000	217,615
Medtronic Global Holdings SCA:
0.25% 7/2/25	EUR	100,000	114,575
1.75% 7/2/49 (Reg. S)	EUR	925,000	1,077,779
Nestle Finance International Ltd. 1.25% 11/2/29 (Reg. S)	EUR	30,000	36,525
Whirlpool EMEA Finance SARL 0.5% 2/20/28	EUR	170,000	191,727

TOTAL LUXEMBOURG			7,321,448

Mexico - 0.1%
America Movil S.A.B. de CV:
0.75% 6/26/27	EUR	100,000	115,051
1.5% 3/10/24	EUR	100,000	117,180
2.125% 3/10/28	EUR	200,000	248,165
Petroleos Mexicanos 4.75% 2/26/29 (Reg. S)	EUR	100,000	112,199

TOTAL MEXICO			592,595

Multi-National - 0.0%
EUROFIMA 0.15% 10/10/34 (Reg. S)	EUR	191,000	207,018
Netherlands - 1.4%
ABN AMRO Bank NV:
0.375% 1/14/35 (Reg. S)	EUR	200,000	225,204
1.375% 1/12/37 (Reg. S)	EUR	400,000	511,016
Airbus Group NV 2.375% 6/9/40 (Reg. S)	EUR	166,000	210,899
Bank Nederlandse Gemeenten NV:
0.75% 1/24/29 (Reg. S)	EUR	1,784,000	2,127,366
1% 6/17/22 (Reg. S)	GBP	262,000	355,659
2.25% 8/30/22	EUR	140,000	162,347
3.3% 7/17/28 (Reg. S)	AUD	97,000	75,724
BAT Netherlands Finance BV 3.125% 4/7/28 (Reg. S)	EUR	100,000	126,510
BMV Finance NV:
0.125% 7/13/22 (Reg. S)	EUR	457,000	521,829
0.625% 10/6/23 (Reg. S)	EUR	32,000	36,962
1.5% 2/6/29 (Reg. S)	EUR	86,000	106,557
Daimler International Finance BV:
1.375% 6/26/26 (Reg. S)	EUR	44,000	53,040
2.625% 4/7/25 (Reg. S)	EUR	472,000	583,481
E.ON International Finance BV 1.5% 7/31/29 (Reg. S)	EUR	34,000	41,603
ENEL Finance International NV 0.375% 6/17/27 (Reg. S)	EUR	100,000	113,324
ING Groep NV:
2.125% 5/26/31 (Reg. S) (b)	EUR	400,000	476,494
3% 2/18/26 (Reg. S)	GBP	100,000	142,433
JAB Holdings BV 2.5% 6/25/29	EUR	100,000	125,781
Nationale-Nederlanden Bank NV 1% 9/25/28 (Reg. S)	EUR	700,000	841,941
Nederlandse Waterschapsbank NV:
0.75% 10/4/41 (Reg. S)	EUR	623,000	725,477
3.3% 5/2/29 (Reg. S)	AUD	40,000	31,234
Rabobank Nederland 1.25% 3/23/26 (Reg. S)	EUR	79,000	94,277
Schlumberger Finance BV 2% 5/6/32 (Reg. S)	EUR	230,000	289,658
Siemens Financieringsmaatschappij NV:
0.125% 9/5/29 (Reg. S)	EUR	24,000	27,174
1.75% 2/28/39 (Reg. S)	EUR	23,000	30,112
Volkswagen Financial Services AG 2.25% 4/12/25 (Reg. S)	GBP	26,000	35,673
Volkswagen International Finance NV:
1.125% 10/2/23 (Reg. S)	EUR	100,000	116,130
1.625% 1/16/30 (Reg. S)	EUR	45,000	54,880
4.125% 11/16/38 (Reg. S)	EUR	200,000	315,339

TOTAL NETHERLANDS			8,558,124

Norway - 0.5%
DNB Naeringskreditt A/S 0.375% 11/14/23 (Reg. S)	EUR	850,000	980,524
Equinor ASA 1.375% 5/22/32 (Reg. S)	EUR	241,000	291,242
Kommunalbanken A/S 1.5% 12/15/23 (Reg. S)	GBP	100,000	136,796
Sparebank 1 Boligkreditt A/S 0.01% 9/22/27 (Reg. S)	EUR	838,000	951,357
Telenor ASA:
0% 9/25/23 (Reg. S)	EUR	253,000	288,919
0.75% 5/31/26 (Reg. S)	EUR	100,000	116,316
1.125% 5/31/29 (Reg. S)	EUR	157,000	186,498

TOTAL NORWAY			2,951,652

Spain - 0.4%
Abertis Infraestructuras SA 2.375% 9/27/27 (Reg. S)	EUR	400,000	494,907
Banco Bilbao Vizcaya Argentaria SA 2.575% 2/22/29 (Reg. S) (b)	EUR	100,000	118,242
Banco Santander SA:
1.375% 1/5/26 (Reg. S)	EUR	100,000	118,188
3.125% 1/19/27 (Reg. S)	EUR	100,000	125,967
CaixaBank SA 2.375% 2/1/24 (Reg. S)	EUR	800,000	953,087
Comunidad de Madrid 1.571% 4/30/29 (Reg. S)	EUR	316,000	391,615

TOTAL SPAIN			2,202,006

Sweden - 1.2%
Kommuninvest I Sverige AB:
0.75% 2/22/23 (Reg. S)	SEK	990,000	110,538
1% 10/2/24 (Reg. S)	SEK	8,080,000	909,585
1% 5/12/25 (Reg. S)	SEK	9,970,000	1,125,804
1% 11/12/26 (Reg. S)	SEK	6,710,000	754,261
Lansforsakringar Hypotek AB:
1.25% 9/17/25	SEK	400,000	45,472
1.5% 9/16/26 (Reg. S)	SEK	5,600,000	642,400
Nordea Hypotek AB 1% 9/17/25	SEK	1,700,000	191,536
Skandinaviska Enskilda Banken AB 0.75% 11/15/27 (Reg. S)	EUR	100,000	118,419
Stadshypotek AB:
1.5% 6/1/23 (Reg. S)	SEK	5,000,000	565,273
1.5% 3/1/24 (Reg. S)	SEK	1,000,000	113,890
1.5% 12/3/24 (Reg. S)	SEK	8,000,000	915,207
Swedbank Hypotek AB:
0.45% 8/23/23 (Reg. S)	EUR	190,000	219,365
1% 9/18/24 (Reg. S)	SEK	800,000	90,258
Swedish Covered Bond Corp. 2% 6/17/26 (Reg. S)	SEK	11,000,000	1,289,704

TOTAL SWEDEN			7,091,712

Switzerland - 0.3%
Credit Suisse Group AG:
0.65% 1/14/28 (Reg. S) (b)	EUR	100,000	112,705
1.25% 7/17/25 (Reg. S) (b)	EUR	100,000	116,309
3.25% 4/2/26 (Reg. S) (b)	EUR	505,000	625,225
Pfandbrief Schweiz Hypo 0% 7/29/24 (Reg. S)	CHF	40,000	44,354
Pfandbriefbank Schweizerischer Hypothekarinstitute AG:
0.1% 12/3/31 (Reg. S)	CHF	195,000	212,043
0.5% 11/24/28 (Reg. S)	CHF	40,000	45,265
UBS Group AG 0.25% 1/29/26 (Reg. S) (b)	EUR	669,000	762,406

TOTAL SWITZERLAND			1,918,307

United Kingdom - 1.4%
Amcor UK Finance PLC 1.125% 6/23/27	EUR	1,384,000	1,624,748
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	335,000	388,129
3.25% 1/17/33	GBP	299,000	439,437
3.375% 4/2/25 (Reg. S) (b)	EUR	701,000	855,497
BP Capital Markets PLC 1.637% 6/26/29 (Reg. S)	EUR	100,000	121,056
HSBC Holdings PLC:
1.5% 12/4/24 (Reg. S) (b)	EUR	930,000	1,088,981
3% 7/22/28 (b)	GBP	110,000	155,442
LCR Finance PLC 5.1% 3/7/51	GBP	93,000	236,380
Lloyds Bank PLC 0.125% 9/23/29 (Reg. S)	EUR	100,000	112,759
Lloyds Banking Group PLC:
0.5% 11/12/25 (Reg. S) (b)	EUR	130,000	149,481
0.625% 1/15/24 (b)	EUR	100,000	114,686
2.25% 10/16/24	GBP	100,000	137,864
3.5% 4/1/26 (Reg. S) (b)	EUR	404,000	507,815
Nationwide Building Society 0.625% 3/25/27 (Reg. S)	EUR	803,000	941,267
NatWest Group PLC:
3 month EURIBOR + 1.080% 1.75% 3/2/26 (Reg. S) (b)(d)	EUR	110,000	130,440
3.622% 8/14/30 (Reg. S) (b)	GBP	411,000	578,827
Standard Chartered PLC 0.85% 1/27/28 (Reg. S) (b)	EUR	107,000	122,842
Westpac Securities NZ Ltd. London Branch 0.01% 6/8/28 (Reg. S)	EUR	768,000	862,748

TOTAL UNITED KINGDOM			8,568,399

United States of America - 6.2%
AbbVie, Inc. 1.5% 11/15/23	EUR	1,976,000	2,316,676
ACE INA Holdings, Inc. 1.55% 3/15/28	EUR	639,000	770,095
Air Products & Chemicals, Inc. 0.5% 5/5/28	EUR	1,223,000	1,405,195
Altria Group, Inc.:
2.2% 6/15/27	EUR	398,000	481,942
3.125% 6/15/31	EUR	174,000	219,912
American Honda Finance Corp. 1.95% 10/18/24	EUR	1,294,000	1,553,274
Apple, Inc. 0.5% 11/15/31	EUR	911,000	1,038,756
AT&T, Inc.:
0.25% 3/4/26	EUR	100,000	113,496
2.9% 12/4/26	GBP	2,720,000	3,871,762
Berkshire Hathaway, Inc. 2.15% 3/15/28	EUR	797,000	1,001,099
Citigroup, Inc. 2.75% 1/24/24	GBP	204,000	283,883
Comcast Corp. 1.875% 2/20/36	GBP	405,000	537,831
DXC Technology Co. 1.75% 1/15/26	EUR	914,000	1,078,970
FedEx Corp. 0.95% 5/4/33	EUR	371,000	406,658
Fidelity National Information Services, Inc. 1.5% 5/21/27	EUR	758,000	901,396
Fiserv, Inc.:
0.375% 7/1/23	EUR	2,567,000	2,940,152
2.25% 7/1/25	GBP	925,000	1,284,063
Ford Motor Credit Co. LLC 2.33% 11/25/25	EUR	100,000	118,404
General Electric Co.:
0.875% 5/17/25	EUR	2,219,000	2,582,270
2.125% 5/17/37	EUR	110,000	139,079
Goldman Sachs Group, Inc.:
2% 11/1/28 (Reg. S)	EUR	51,000	63,035
3.125% 7/25/29 (Reg. S)	GBP	27,000	39,426
3.375% 3/27/25 (Reg. S)	EUR	488,000	612,066
IBM Corp. 1.2% 2/11/40	EUR	272,000	312,163
Illinois Tool Works, Inc. 0.25% 12/5/24	EUR	2,734,000	3,132,393
Marsh & McLennan Companies, Inc. 1.349% 9/21/26	EUR	768,000	911,263
McKesson Corp. 3.125% 2/17/29	GBP	573,000	828,954
New York Life Global Funding 0.125% 7/23/30 (Reg. S)	CHF	215,000	231,474
Philip Morris International, Inc.:
1.45% 8/1/39	EUR	100,000	105,148
2% 5/9/36	EUR	210,000	243,950
PPG Industries, Inc. 0.875% 11/3/25	EUR	744,000	868,550
Procter & Gamble Co.:
1.375% 5/3/25	GBP	221,000	301,730
1.8% 5/3/29	GBP	381,000	533,759
Prologis LP 2.25% 6/30/29	GBP	619,000	877,478
Public Storage 0.875% 1/24/32	EUR	245,000	270,692
Realty Income Corp. 1.75% 7/13/33	GBP	413,000	540,736
The Coca-Cola Co. 0.375% 3/15/33	EUR	906,000	982,015
The Dow Chemical Co. 1.875% 3/15/40	EUR	232,000	276,943
Thermo Fisher Scientific, Inc.:
0.125% 3/1/25	EUR	100,000	113,967
1.875% 10/1/49	EUR	106,000	123,439
Verizon Communications, Inc.:
1.375% 10/27/26	EUR	762,000	912,781
3.375% 10/27/36	GBP	486,000	750,414
VF Corp. 0.25% 2/25/28	EUR	606,000	675,629
Wells Fargo & Co. 2.125% 9/24/31 (Reg. S)	GBP	110,000	148,030

TOTAL UNITED STATES OF AMERICA			36,900,948

TOTAL NONCONVERTIBLE BONDS
(Cost $173,015,915)			171,978,385

Government Obligations - 62.5%
Australia - 1.8%
Australian Commonwealth:
0.25% 11/21/24 (Reg. S)	AUD	2,993,000	2,136,427
0.25% 11/21/25 (Reg. S)	AUD	811,000	568,201
1% 12/21/30 (Reg. S)	AUD	1,482,000	1,021,124
1.25% 5/21/32	AUD	336,000	234,576
1.75% 11/21/32 (Reg. S)	AUD	140,000	102,128
1.75% 6/21/51 (Reg. S)	AUD	1,109,000	699,496
2.75% 11/21/28	AUD	729,000	573,141
2.75% 5/21/41(Reg. S)	AUD	276,000	215,843
3% 3/21/47	AUD	468,000	380,193
3.25% 4/21/25 (Reg. S)	AUD	56,000	43,581
Queensland Treasury Corp.:
1.75% 8/21/31 (Reg. S) (c)	AUD	2,111,000	1,504,105
3.25% 7/21/26 (Reg. S) (c)	AUD	247,000	193,428
3.25% 7/21/28 (Reg. S) (c)	AUD	154,000	122,379
3.5% 8/21/30 (Reg. S) (c)	AUD	58,000	47,446
Treasury Corp. of Victoria:
1% 11/20/23	AUD	2,134,000	1,558,691
1.25% 11/19/27	AUD	952,000	676,099
1.5% 11/20/30	AUD	1,347,000	942,433

TOTAL AUSTRALIA			11,019,291

Austria - 1.4%
Austrian Republic:
0% 9/20/22 (Reg. S) (c)	EUR	41,000	46,873
0% 4/20/23 (Reg. S) (c)	EUR	156,000	179,023
0% 7/15/23 (Reg. S) (c)	EUR	3,378,000	3,884,229
0% 7/15/24 (Reg. S) (c)	EUR	549,000	634,042
0% 2/20/30 (Reg. S) (c)	EUR	162,000	184,494
0% 10/20/40 (Reg. S) (c)	EUR	170,000	176,791
0.5% 4/20/27 (Reg. S) (c)	EUR	452,000	536,658
0.5% 2/20/29 (Reg. S) (c)	EUR	677,000	803,961
0.75% 10/20/26 (Reg. S) (c)	EUR	185,000	221,847
0.75% 2/20/28 (Reg. S) (c)	EUR	65,000	78,414
0.75% 3/20/51 (Reg. S) (c)	EUR	797,000	932,916
1.2% 10/20/25 (Reg. S) (c)	EUR	77,000	93,346
1.5% 2/20/47 (Reg. S) (c)	EUR	483,000	671,541
2.4% 5/23/34(Reg. S) (c)	EUR	40,000	57,730
3.15% 6/20/44(Reg. S) (c)	EUR	10,000	17,962
4.15% 3/15/37 (c)	EUR	20,000	35,870

TOTAL AUSTRIA			8,555,697

Belgium - 1.3%
Belgian Kingdom:
0% 10/22/31 (c)	EUR	622,000	695,570
0.1% 6/22/30 (Reg. S) (c)	EUR	175,000	200,652
0.2% 10/22/23 (Reg. S) (c)	EUR	109,000	125,895
0.4% 6/22/40 (c)	EUR	975,000	1,055,498
0.5% 10/22/24 (Reg. S) (c)	EUR	544,000	638,118
0.8% 6/22/25 (Reg. S) (c)	EUR	105,000	124,946
0.8% 6/22/27 (c)	EUR	39,000	47,119
0.9% 6/22/29 (c)	EUR	1,373,000	1,679,997
1% 6/22/26 (Reg. S) (c)	EUR	161,000	194,791
1.25% 4/22/33 (Reg. S) (c)	EUR	1,521,000	1,938,017
1.45% 6/22/37 (Reg. S) (c)	EUR	84,000	108,753
1.6% 6/22/47 (c)	EUR	208,000	276,277
1.7% 6/22/50 (c)	EUR	23,000	31,292
1.9% 6/22/38(Reg. S) (c)	EUR	101,000	139,759
2.25% 6/22/57 (Reg. S) (c)	EUR	279,000	437,777
3.75% 6/22/45(Reg. S)	EUR	20,000	37,315
4% 3/28/32	EUR	30,000	47,667
5.5% 3/28/28	EUR	40,000	62,230
Walloon Region 1.05% 6/22/40 (Reg. S)	EUR	100,000	115,061

TOTAL BELGIUM			7,956,734

Canada - 2.9%
Alberta Province:
0.5% 4/16/25 (Reg. S)	EUR	100,000	116,089
2.05% 6/1/30	CAD	260,000	206,458
2.55% 12/15/22	CAD	160,000	128,624
3.05% 12/1/48	CAD	724,000	626,179
3.1% 6/1/50	CAD	231,000	202,943
British Columbia Province:
2.3% 6/18/26	CAD	210,000	171,616
2.95% 6/18/50	CAD	700,000	613,689
Canada Housing Trust No. 1:
1.75% 6/15/30 (c)	CAD	730,000	575,967
1.8% 12/15/24 (c)	CAD	305,000	244,477
2.35% 6/15/23 (c)	CAD	585,000	471,899
2.55% 12/15/23 (c)	CAD	1,800,000	1,463,180
Canadian Government:
0.25% 3/1/26	CAD	121,000	91,922
0.5% 12/1/30	CAD	531,000	388,565
1% 6/1/27	CAD	58,000	45,240
1.25% 6/1/30	CAD	216,000	169,378
1.5% 9/1/24	CAD	288,000	230,234
1.75% 3/1/23	CAD	340,000	271,772
2% 6/1/28	CAD	50,000	41,269
2% 12/1/51	CAD	54,000	45,883
2.25% 3/1/24 (e)	CAD	1,814,000	1,471,736
Manitoba Province 3.2% 3/5/50	CAD	256,000	229,266
New Brunswick Province 3.05% 8/14/50	CAD	227,000	197,672
Newfoundland Province:
2.65% 10/17/50	CAD	167,000	127,159
3.3% 10/17/46	CAD	50,000	42,709
Ontario Province:
0.375% 6/14/24 (Reg. S)	EUR	100,000	115,456
0.375% 4/8/27 (Reg. S)	EUR	283,000	326,730
1.75% 9/8/25	CAD	401,000	319,979
2.05% 6/2/30	CAD	59,000	47,031
2.3% 9/8/24	CAD	53,000	42,969
2.4% 6/2/26	CAD	49,000	40,115
2.6% 9/8/23	CAD	1,796,000	1,456,308
2.65% 12/2/50	CAD	49,000	40,261
2.7% 6/2/29	CAD	1,703,000	1,424,047
2.8% 6/2/48	CAD	1,522,000	1,279,168
2.9% 6/2/49	CAD	885,000	759,276
Quebec Province:
1.5% 9/1/31	CAD	1,966,000	1,485,718
1.9% 9/1/30	CAD	131,000	103,387
2.3% 9/1/29	CAD	1,179,000	962,400
2.5% 9/1/26	CAD	423,000	348,546
3.1% 12/1/51	CAD	230,000	208,410
3.5% 12/1/45	CAD	130,000	122,642
Saskatchewan Province 3.1% 6/2/50	CAD	193,000	169,856

TOTAL CANADA			17,426,225

Chile - 0.0%
Chilean Republic:
1.25% 1/29/40	EUR	114,000	126,648
1.875% 5/27/30	EUR	100,000	124,387

TOTAL CHILE			251,035

China - 7.8%
Peoples Republic of China:
2.57% 5/20/23	CNY	8,410,000	1,326,136
2.68% 5/21/30	CNY	1,760,000	272,531
2.7% 11/3/26	CNY	20,270,000	3,193,663
2.84% 4/8/24	CNY	69,120,000	10,959,130
2.93% 12/10/22	CNY	30,290,000	4,796,424
3.02% 10/22/25	CNY	23,160,000	3,699,123
3.02% 5/27/31	CNY	2,210,000	352,736
3.25% 6/6/26	CNY	29,410,000	4,743,061
3.27% 11/19/30	CNY	51,460,000	8,365,669
3.81% 9/14/50	CNY	29,610,000	4,974,541
3.86% 7/22/49	CNY	22,330,000	3,789,256

TOTAL CHINA			46,472,270

Colombia - 0.1%
Colombian Republic:
7% 6/30/32	COP	873,300,000	195,434
7.25% 10/18/34	COP	2,346,200,000	527,387

TOTAL COLOMBIA			722,821

Croatia - 0.1%
Croatia Republic:
1.125% 6/19/29 (Reg. S)	EUR	151,000	175,008
2.7% 6/15/28	EUR	200,000	255,821

TOTAL CROATIA			430,829

Cyprus - 0.0%
Republic of Cyprus:
2.375% 9/25/28 (Reg. S)	EUR	84,000	107,815
2.75% 6/27/24 (Reg. S)	EUR	32,000	39,160
3.75% 7/26/23 (Reg. S)	EUR	44,000	53,264

TOTAL CYPRUS			200,239

Czech Republic - 0.4%
Czech Republic:
0.1% 4/17/22	CZK	7,310,000	330,588
0.45% 10/25/23	CZK	5,390,000	232,823
1.2% 3/13/31	CZK	5,250,000	206,479
1.25% 2/14/25	CZK	40,840,000	1,750,602
2% 10/13/33	CZK	2,230,000	93,522

TOTAL CZECH REPUBLIC			2,614,014

Denmark - 0.3%
Danish Kingdom:
0% 11/15/31 (Reg. S) (c)	DKK	822,000	125,065
0.25% 11/15/22 (Reg. S) (c)	DKK	554,000	85,413
0.25% 11/15/52 (Reg. S) (c)	DKK	2,674,000	399,889
0.5% 11/15/27	DKK	1,518,000	242,139
0.5% 11/15/29(Reg. S) (c)	DKK	3,944,000	629,435

TOTAL DENMARK			1,481,941

Finland - 0.3%
Finnish Government:
0% 9/15/23 (Reg. S) (c)	EUR	209,000	240,272
0% 9/15/24 (c)	EUR	84,000	97,096
0.125% 4/15/36 (Reg. S) (c)	EUR	452,000	500,589
0.125% 4/15/52 (Reg. S) (c)	EUR	184,000	187,905
0.5% 4/15/26 (Reg. S) (c)	EUR	44,000	52,096
0.5% 9/15/28 (Reg. S) (c)	EUR	400,000	476,348
1.125% 4/15/34 (Reg. S) (c)	EUR	166,000	210,288
2.625% 7/4/42 (c)	EUR	20,000	33,066

TOTAL FINLAND			1,797,660

France - 5.2%
French Government:
0% 2/25/23 (Reg. S)	EUR	455,000	521,989
0% 3/25/23 (Reg. S)	EUR	292,000	335,082
0% 2/25/24 (Reg. S)	EUR	2,310,000	2,661,210
0% 3/25/24(Reg. S)	EUR	268,000	309,005
0% 3/25/25(Reg. S)	EUR	1,463,000	1,691,084
0% 2/25/26 (Reg. S)	EUR	2,423,000	2,801,051
0% 11/25/29 (Reg. S)	EUR	2,377,000	2,708,542
0% 11/25/30 (Reg. S)	EUR	839,000	946,369
0.25% 11/25/26(Reg. S)	EUR	815,000	953,543
0.5% 5/25/25	EUR	182,000	213,970
0.5% 5/25/26	EUR	33,000	38,993
0.5% 5/25/29 (Reg. S)	EUR	75,000	89,016
0.5% 5/25/40 (Reg. S) (c)	EUR	2,834,000	3,151,977
0.75% 5/25/28 (Reg. S)	EUR	32,000	38,604
0.75% 5/25/52 (Reg. S) (c)	EUR	1,850,000	2,013,920
0.75% 5/25/53 (Reg. S) (c)	EUR	1,018,000	1,094,391
1% 11/25/25(Reg. S)	EUR	36,000	43,239
1% 5/25/27	EUR	3,126,000	3,806,512
1.25% 5/25/34(Reg. S)	EUR	137,000	172,760
1.25% 5/25/36(Reg. S) (c)	EUR	2,368,000	2,988,746
1.5% 5/25/31(Reg. S)	EUR	2,633,000	3,382,817
1.5% 5/25/50 (Reg. S) (c)	EUR	139,000	183,552
1.75% 6/25/39 (Reg. S) (c)	EUR	567,000	779,605
1.75% 5/25/66 (c)	EUR	33,000	47,105
2% 5/25/48 (c)	EUR	124,000	181,536
4.75% 4/25/35	EUR	100,000	179,046

TOTAL FRANCE			31,333,664

Germany - 4.0%
German Federal Republic:
0% 4/8/22(Reg. S)	EUR	74,000	84,392
0% 4/14/23 (Reg. S)	EUR	143,000	164,241
0% 10/18/24 (Reg. S)	EUR	1,391,000	1,612,607
0% 10/10/25 (Reg. S)	EUR	4,147,000	4,819,705
0% 8/15/26(Reg. S)	EUR	57,000	66,399
0% 11/15/27 (Reg. S)	EUR	3,093,000	3,608,997
0% 8/15/29(Reg. S)	EUR	977,000	1,140,485
0% 2/15/30 (Reg. S)	EUR	451,000	526,043
0% 8/15/30 (Reg. S)	EUR	3,871,000	4,509,564
0% 5/15/35 (Reg. S)	EUR	1,238,000	1,413,542
0% 8/15/50	EUR	941,000	1,025,459
0.25% 8/15/28 (Reg. S)	EUR	760,000	902,205
0.25% 2/15/29	EUR	576,000	684,649
0.5% 2/15/26(Reg. S)	EUR	888,000	1,054,163
0.5% 2/15/28	EUR	87,000	104,653
1.25% 8/15/48 (e)	EUR	1,542,000	2,274,204
2.5% 7/4/44	EUR	20,000	35,559
4% 1/4/37	EUR	40,000	73,887
4.75% 7/4/40	EUR	20,000	43,179

TOTAL GERMANY			24,143,933

Hungary - 0.3%
Hungarian Republic:
1% 11/26/25	HUF	30,380,000	83,210
1.5% 8/23/23	HUF	63,350,000	188,858
1.5% 4/22/26	HUF	43,280,000	118,867
1.625% 4/28/32 (Reg. S)	EUR	246,000	291,627
2.5% 10/24/24	HUF	227,780,000	672,082
2.75% 12/22/26	HUF	30,520,000	87,430
3% 6/26/24	HUF	7,530,000	22,599
3% 8/21/30	HUF	64,320,000	177,260

TOTAL HUNGARY			1,641,933

Indonesia - 0.7%
Indonesian Republic:
2.15% 7/18/24 (Reg. S)	EUR	129,000	153,503
2.625% 6/14/23	EUR	100,000	117,678
5.5% 4/15/26	IDR	8,615,000,000	613,824
6.375% 4/15/42	IDR	900,000,000	56,895
6.5% 6/15/25	IDR	717,000,000	52,973
6.5% 2/15/31	IDR	1,409,000,000	99,552
7% 9/15/30	IDR	15,924,000,000	1,158,617
7.375% 5/15/48	IDR	11,560,000,000	825,280
7.5% 6/15/35	IDR	1,449,000,000	106,527
7.5% 4/15/40	IDR	7,008,000,000	511,253
8.125% 5/15/24	IDR	1,101,000,000	84,048
8.375% 4/15/39	IDR	1,794,000,000	141,796

TOTAL INDONESIA			3,921,946

Ireland - 0.4%
Irish Republic:
0% 10/18/22 (Reg. S)	EUR	40,000	45,730
0.2% 10/18/30 (Reg. S)	EUR	86,000	98,524
0.4% 5/15/35 (Reg. S)	EUR	355,000	398,141
0.9% 5/15/28 (Reg. S)	EUR	32,000	38,786
1% 5/15/26(Reg. S)	EUR	188,000	226,619
1.1% 5/15/29 (Reg. S)	EUR	209,000	257,031
1.3% 5/15/33	EUR	570,000	716,046
1.5% 5/15/50 (Reg. S)	EUR	310,000	406,052
3.4% 3/18/24 (Reg.S)	EUR	28,000	34,681

TOTAL IRELAND			2,221,610

Israel - 0.3%
Israeli State:
1% 3/31/30	ILS	1,067,000	342,623
1.5% 11/30/23	ILS	912,000	301,339
1.5% 1/16/29 (Reg. S)	EUR	335,000	414,278
1.5% 5/31/37	ILS	1,208,000	372,168
3.75% 3/31/47	ILS	476,000	197,376

TOTAL ISRAEL			1,627,784

Italy - 5.4%
Italian Republic:
0% 5/30/22	EUR	807,000	921,031
0% 1/15/24 (Reg. S)	EUR	3,231,000	3,684,379
0.05% 1/15/23	EUR	652,000	746,192
0.35% 2/1/25	EUR	191,000	219,064
0.65% 10/15/23 (Reg. S)	EUR	86,000	99,438
0.85% 1/15/27 (Reg. S)	EUR	81,000	93,989
0.9% 4/1/31	EUR	82,000	91,815
0.95% 9/15/27 (Reg. S)	EUR	1,361,000	1,581,632
0.95% 8/1/30 (Reg. S)	EUR	142,000	161,110
1% 7/15/22 (Reg. S)	EUR	335,000	384,606
1.35% 4/1/30 (Reg. S)	EUR	1,231,000	1,448,068
1.45% 11/15/24 (Reg. S)	EUR	245,000	289,927
1.45% 5/15/25	EUR	80,000	95,014
1.45% 3/1/36 (Reg. S) (c)	EUR	886,000	1,009,518
1.6% 6/1/26	EUR	179,000	214,947
1.65% 3/1/32 (c)	EUR	575,000	685,996
1.7% 9/1/51 (Reg. S) (c)	EUR	513,000	547,248
1.75% 7/1/24(Reg. S)	EUR	185,000	219,679
1.8% 3/1/41 (Reg. S) (c)	EUR	715,000	822,094
2.05% 8/1/27	EUR	32,000	39,434
2.1% 7/15/26	EUR	1,186,000	1,455,835
2.2% 6/1/27 (Reg. S)	EUR	1,612,000	2,001,170
2.25% 9/1/36 (Reg. S) (c)	EUR	143,000	179,247
2.45% 9/1/33 (c)	EUR	1,237,000	1,585,921
2.45% 9/1/50 (Reg. S) (c)	EUR	77,000	96,421
2.5% 12/1/24	EUR	90,000	109,666
2.5% 11/15/25	EUR	2,793,000	3,456,476
2.7% 3/1/47 (c)	EUR	116,000	153,075
2.95% 9/1/38 (c)	EUR	433,000	590,710
3% 8/1/29	EUR	2,038,000	2,693,289
3.1% 3/1/40 (Reg. S) (c)	EUR	1,208,000	1,682,464
3.35% 3/1/35 (c)	EUR	1,868,000	2,616,471
3.45% 3/1/48 (c)	EUR	261,000	390,400
3.75% 9/1/24	EUR	80,000	100,070
3.85% 9/1/49 (c)	EUR	829,000	1,325,664
4.5% 3/1/26 (c)	EUR	50,000	66,832
5% 3/1/25 (c)	EUR	80,000	105,080
5% 8/1/34 (c)	EUR	20,000	32,372
5% 8/1/39 (c)	EUR	20,000	34,512
6.5% 11/1/27	EUR	50,000	76,235

TOTAL ITALY			32,107,091

Japan - 13.1%
Japan Government:
, yield at date of purchase -0.1508% 5/1/22	JPY	71,650,000	623,286
0.1% 8/1/22	JPY	64,600,000	562,222
0.1% 9/20/22	JPY	31,100,000	270,735
0.1% 3/20/23	JPY	192,700,000	1,679,085
0.1% 6/20/23	JPY	15,350,000	133,824
0.1% 9/20/23	JPY	109,350,000	953,816
0.1% 12/20/23	JPY	66,450,000	579,951
0.1% 3/20/24	JPY	225,050,000	1,964,957
0.1% 6/20/24	JPY	180,200,000	1,573,958
0.1% 9/20/24	JPY	30,100,000	263,034
0.1% 12/20/24	JPY	4,300,000	37,594
0.1% 3/20/25	JPY	27,050,000	236,607
0.1% 9/20/25	JPY	15,500,000	135,710
0.1% 3/20/26	JPY	19,900,000	174,325
0.1% 6/20/26	JPY	121,400,000	1,063,915
0.1% 9/20/26	JPY	63,300,000	554,886
0.1% 12/20/26	JPY	115,900,000	1,016,682
0.1% 3/20/27	JPY	118,650,000	1,040,887
0.1% 6/20/27	JPY	32,450,000	284,738
0.1% 9/20/27	JPY	20,700,000	181,672
0.1% 12/20/27	JPY	18,800,000	165,080
0.1% 3/20/28	JPY	4,750,000	41,714
0.1% 6/20/28	JPY	30,400,000	267,006
0.1% 9/20/28	JPY	231,650,000	2,034,585
0.1% 12/20/28	JPY	69,800,000	613,291
0.1% 3/20/29	JPY	11,450,000	100,664
0.1% 6/20/29	JPY	3,900,000	34,283
0.1% 12/20/29	JPY	430,000,000	3,777,294
0.1% 3/20/30	JPY	15,400,000	135,212
0.1% 6/20/30	JPY	372,350,000	3,267,474
0.1% 9/20/30	JPY	210,300,000	1,843,375
0.1% 6/20/31	JPY	12,700,000	110,875
0.2% 6/20/36	JPY	339,550,000	2,917,833
0.3% 12/20/24	JPY	7,650,000	67,278
0.3% 12/20/25	JPY	1,213,000,000	10,707,153
0.3% 6/20/39	JPY	144,150,000	1,231,108
0.3% 9/20/39	JPY	56,150,000	478,644
0.3% 12/20/39	JPY	61,650,000	524,515
0.3% 6/20/46	JPY	128,650,000	1,048,425
0.4% 6/20/25	JPY	12,550,000	110,964
0.4% 9/20/25	JPY	44,650,000	395,267
0.4% 3/20/36	JPY	192,500,000	1,702,562
0.4% 3/20/40	JPY	51,800,000	447,818
0.4% 6/20/40	JPY	10,450,000	90,181
0.4% 9/20/40	JPY	89,750,000	773,108
0.4% 6/20/49	JPY	18,750,000	152,337
0.4% 9/20/49	JPY	5,450,000	44,204
0.4% 3/20/50	JPY	35,400,000	286,477
0.4% 3/20/56	JPY	497,100,000	3,917,293
0.5% 9/20/36	JPY	177,000,000	1,584,799
0.5% 12/20/38	JPY	15,550,000	137,703
0.5% 9/20/46	JPY	15,100,000	128,780
0.5% 3/20/49	JPY	10,450,000	87,334
0.5% 3/20/59	JPY	6,350,000	51,294
0.6% 12/20/36	JPY	12,050,000	109,288
0.6% 6/20/37	JPY	3,900,000	35,314
0.6% 12/20/37	JPY	6,700,000	60,557
0.6% 6/20/50	JPY	15,150,000	128,950
0.7% 9/20/38	JPY	1,033,250,000	9,453,568
0.7% 6/20/48	JPY	13,100,000	115,877
0.7% 12/20/48	JPY	10,800,000	95,120
0.8% 9/20/22	JPY	30,850,000	269,897
0.8% 9/20/47	JPY	10,200,000	92,666
0.9% 9/20/48	JPY	249,150,000	2,303,408
0.9% 3/20/57	JPY	122,600,000	1,128,276
1% 12/20/35	JPY	735,450,000	7,039,618
1.2% 3/20/35	JPY	19,650,000	192,265
1.4% 12/20/45	JPY	368,200,000	3,798,737
1.4% 3/20/55	JPY	5,500,000	57,562
1.6% 6/20/30	JPY	4,600,000	45,434
1.6% 3/20/33	JPY	4,300,000	43,395
1.6% 12/20/33	JPY	33,050,000	335,407
1.7% 12/20/22	JPY	28,850,000	255,128

TOTAL JAPAN			78,168,281

Korea (South) - 2.1%
Korean Republic:
0.75% 3/10/23	KRW	1,632,970,000	1,362,213
1.125% 9/10/25	KRW	359,480,000	293,668
1.125% 9/10/39	KRW	321,370,000	222,440
1.25% 12/10/22	KRW	164,870,000	138,519
1.25% 3/10/26	KRW	629,860,000	514,241
1.375% 9/10/24	KRW	836,330,000	695,231
1.375% 12/10/29	KRW	41,420,000	32,634
1.375% 6/10/30	KRW	368,030,000	288,444
1.5% 12/10/26	KRW	32,000,000	26,214
1.5% 12/10/30	KRW	878,330,000	692,977
1.5% 9/10/40	KRW	1,830,630,000	1,341,022
1.625% 6/10/22	KRW	703,200,000	592,537
1.875% 3/10/22	KRW	28,940,000	24,382
1.875% 3/10/51	KRW	1,934,330,000	1,472,027
2% 9/10/22	KRW	672,950,000	568,756
2% 6/10/31	KRW	1,103,570,000	906,588
2% 3/10/49	KRW	381,850,000	299,712
2.125% 3/10/47	KRW	29,200,000	23,556
2.25% 9/10/23	KRW	448,940,000	381,460
2.375% 12/10/27	KRW	50,660,000	43,103
2.375% 12/10/28	KRW	514,930,000	437,818
2.375% 9/10/38	KRW	415,730,000	350,766
2.625% 6/10/28	KRW	940,310,000	811,013
2.625% 3/10/48	KRW	622,670,000	553,137
3% 3/10/23	KRW	160,920,000	137,794
3.375% 9/10/23	KRW	41,520,000	35,928

TOTAL KOREA (SOUTH)			12,246,180

Latvia - 0.0%
Latvian Republic 1.375% 9/23/25 (Reg. S)	EUR	100,000	119,408
Lithuania - 0.0%
Lithuanian Republic:
0.5% 6/19/29 (Reg. S)	EUR	32,000	37,122
2.125% 10/22/35 (Reg. S)	EUR	57,000	78,256

TOTAL LITHUANIA			115,378

Luxembourg - 0.0%
Grand Duchy of Luxembourg 0% 4/28/25 (Reg. S)	EUR	35,000	40,191
Malaysia - 0.6%
Malaysian Government:
3.478% 6/14/24	MYR	170,000	41,482
3.729% 3/31/22	MYR	1,277,000	307,801
3.757% 5/22/40	MYR	1,891,000	433,430
3.899% 11/16/27	MYR	3,032,000	750,802
3.9% 11/30/26	MYR	2,999,000	743,242
3.906% 7/15/26	MYR	171,000	42,352
4.059% 9/30/24	MYR	219,000	54,172
4.065% 6/15/50	MYR	833,000	195,256
4.119% 11/30/34	MYR	831,000	201,878
4.128% 8/15/25	MYR	405,000	100,557
4.724% 6/15/33	MYR	2,083,000	538,603
4.736% 3/15/46	MYR	90,000	23,015
4.921% 7/6/48	MYR	50,000	13,143
4.935% 9/30/43	MYR	150,000	39,444

TOTAL MALAYSIA			3,485,177

Mexico - 0.6%
United Mexican States:
1.125% 1/17/30	EUR	100,000	110,527
2.875% 4/8/39	EUR	185,000	212,307
5.75% 3/5/26	MXN	26,769,000	1,232,194
6.75% 3/9/23	MXN	5,589,000	273,345
8% 9/5/24	MXN	17,600,000	874,471
8% 11/7/47	MXN	13,363,000	646,618

TOTAL MEXICO			3,349,462

Netherlands - 1.3%
Dutch Government:
0% 1/15/24(Reg. S) (c)	EUR	2,984,000	3,439,580
0% 1/15/27 (Reg. S) (c)	EUR	35,000	40,598
0% 7/15/30 (Reg. S) (c)	EUR	168,000	193,177
0% 1/15/52 (Reg. S) (c)	EUR	625,000	649,839
0.25% 7/15/25 (c)	EUR	91,000	106,328
0.25% 7/15/29(Reg. S) (c)	EUR	836,000	984,090
0.5% 7/15/26(Reg. S) (c)	EUR	714,000	848,255
0.5% 1/15/40 (Reg. S) (c)	EUR	1,134,000	1,374,592
0.75% 7/15/27 (Reg. S) (c)	EUR	106,000	128,248
2.5% 1/15/33 (c)	EUR	80,000	116,112
4% 1/15/37 (c)	EUR	30,000	54,067

TOTAL NETHERLANDS			7,934,886

New Zealand - 0.3%
New Zealand Government:
0.5% 5/15/24	NZD	318,000	210,513
1.5% 5/15/31	NZD	962,000	614,077
1.75% 5/15/41	NZD	152,000	87,828
2.75% 4/15/25	NZD	485,000	338,730
2.75% 4/15/37 (Reg. S)	NZD	410,000	285,285

TOTAL NEW ZEALAND			1,536,433

Norway - 0.1%
Kingdom of Norway:
1.25% 9/17/31 (Reg. S) (c)	NOK	1,465,000	159,666
1.375% 8/19/30 (Reg. S) (c)	NOK	2,708,000	299,586
1.5% 2/19/26 (Reg. S) (c)	NOK	1,153,000	130,376
1.75% 2/17/27 (Reg. S) (c)	NOK	884,000	100,840

TOTAL NORWAY			690,468

Peru - 0.1%
Peruvian Republic:
5.4% 8/12/34(Reg. S)	PEN	550,000	125,634
5.94% 2/12/29	PEN	956,000	245,172
6.15% 8/12/32	PEN	684,000	172,182

TOTAL PERU			542,988

Poland - 0.6%
Polish Government:
0% 2/10/25 (Reg. S)	EUR	41,000	46,613
0.75% 4/25/25	PLN	830,000	187,273
1% 3/7/29 (Reg. S)	EUR	309,000	372,025
1.25% 10/25/30	PLN	396,000	80,862
2% 3/8/49 (Reg. S)	EUR	17,000	23,126
2.5% 1/25/23	PLN	2,241,000	551,208
2.5% 4/25/24	PLN	6,238,000	1,512,841
2.5% 7/25/27	PLN	2,445,000	563,251
4% 10/25/23	PLN	97,000	24,339
4% 4/25/47	PLN	96,000	23,424

TOTAL POLAND			3,384,962

Portugal - 0.5%
Portugal Obrigacoes Do Tesouro:
0.475% 10/18/30 (Reg. S) (c)	EUR	728,000	841,772
0.9% 10/12/35 (Reg. S) (c)	EUR	254,000	294,292
1.95% 6/15/29 (Reg. S) (c)	EUR	458,000	590,474
2.875% 10/15/25 (Reg. S) (c)	EUR	22,000	28,118
2.875% 7/21/26(Reg. S) (c)	EUR	333,000	433,262
4.125% 4/14/27 (Reg. S) (c)	EUR	524,000	731,436
Portuguese Republic 2.25% 4/18/34 (c)	EUR	260,000	351,721

TOTAL PORTUGAL			3,271,075

Romania - 0.0%
Romanian Republic:
2.875% 5/26/28 (Reg. S)	EUR	32,000	39,164
4.125% 3/11/39	EUR	35,000	42,430

TOTAL ROMANIA			81,594

Russia - 0.6%
Ministry of Finance of the Russian Federation:
6.5% 2/28/24	RUB	52,875,000	678,282
7.05% 1/19/28	RUB	3,503,000	43,752
7.25% 5/10/34	RUB	7,600,000	93,302
7.4% 7/17/24	RUB	189,444,000	2,469,852
7.6% 7/20/22	RUB	4,237,000	56,337
7.65% 4/10/30	RUB	29,590,000	379,136
7.7% 3/23/33	RUB	2,462,000	31,438

TOTAL RUSSIA			3,752,099

Saudi Arabia - 0.0%
Kingdom of Saudi Arabia 2% 7/9/39 (Reg. S)	EUR	163,000	195,260
Singapore - 0.4%
Republic of Singapore:
1.75% 2/1/23	SGD	1,010,000	758,687
2% 2/1/24	SGD	147,000	111,548
2.125% 6/1/26	SGD	271,000	208,227
2.25% 8/1/36	SGD	768,000	592,237
2.375% 7/1/39	SGD	191,000	148,972
2.625% 5/1/28	SGD	1,016,000	803,775
2.75% 3/1/46	SGD	20,000	16,526

TOTAL SINGAPORE			2,639,972

Slovakia - 0.2%
Slovakia Republic:
0% 11/13/23	EUR	50,000	57,651
0.25% 5/14/25 (Reg. S)	EUR	84,000	97,634
1% 10/9/30 (Reg. S)	EUR	110,000	135,210
1.625% 1/21/31 (Reg. S)	EUR	348,000	456,128
1.875% 3/9/37 (Reg. S)	EUR	185,000	247,995
3% 2/28/23 (Reg. S)	EUR	52,000	61,905

TOTAL SLOVAKIA			1,056,523

Slovenia - 0.1%
Republic of Slovenia:
1.1875% 3/14/29 (Reg. S)	EUR	110,000	134,187
1.25% 3/22/27 (Reg. S)	EUR	84,000	102,744
1.75% 11/3/40 (Reg. S)	EUR	89,000	117,097
2.125% 7/28/25 (Reg. S)	EUR	64,000	79,507
2.25% 3/3/32 (Reg. S)	EUR	230,000	310,652

TOTAL SLOVENIA			744,187

Spain - 3.5%
Spanish Kingdom:
0% 4/30/23	EUR	32,000	36,719
0% 1/31/26	EUR	2,888,000	3,308,055
0.25% 7/30/24(Reg. S) (c)	EUR	1,340,000	1,553,539
0.35% 7/30/23	EUR	179,000	206,761
0.45% 10/31/22	EUR	23,000	26,421
0.5% 4/30/30 (Reg. S) (c)	EUR	143,000	164,784
0.6% 10/31/29 (Reg. S) (c)	EUR	32,000	37,354
0.8% 7/30/27 (Reg. S) (c)	EUR	85,000	100,891
0.85% 7/30/37 (Reg. S) (c)	EUR	1,258,000	1,396,427
1% 10/31/50 (Reg. S) (c)	EUR	1,011,000	1,044,761
1.2% 10/31/40 (Reg. S) (c)	EUR	1,917,000	2,204,330
1.25% 10/31/30 (Reg. S) (c)	EUR	1,376,000	1,678,563
1.3% 10/31/26 (c)	EUR	150,000	182,610
1.4% 4/30/28 (Reg. S) (c)	EUR	100,000	123,139
1.45% 10/31/27 (c)	EUR	100,000	123,157
1.45% 4/30/29 (Reg. S) (c)	EUR	2,826,000	3,502,527
1.5% 4/30/27 (Reg. S) (c)	EUR	157,000	193,617
1.6% 4/30/25 (c)	EUR	243,000	294,667
1.85% 7/30/35 (Reg. S) (c)	EUR	480,000	616,495
1.95% 4/30/26 (Reg. S) (c)	EUR	2,712,000	3,367,628
1.95% 7/30/30 (Reg. S) (c)	EUR	26,000	33,523
2.15% 10/31/25 (Reg. S) (c)	EUR	44,000	54,723
2.35% 7/30/33 (Reg. S) (c)	EUR	164,000	221,595
2.7% 10/31/48 (c)	EUR	189,000	282,492
5.15% 10/31/28 (c)	EUR	80,000	122,127

TOTAL SPAIN			20,876,905

Sweden - 0.9%
Sweden Kingdom:
0.125% 4/24/23 (Reg. S)	EUR	4,900,000	5,625,511
0.75% 11/12/29 (c)	SEK	265,000	30,668

TOTAL SWEDEN			5,656,179

Switzerland - 0.9%
Switzerland Confederation:
0% 6/22/29 (Reg. S)	CHF	4,219,000	4,714,890
0% 6/26/34 (Reg. S)	CHF	24,000	26,496
0% 7/24/39 (Reg. S)	CHF	383,000	418,949
1.25% 5/28/26	CHF	35,000	41,251
3.5% 4/8/33	CHF	45,000	69,367

TOTAL SWITZERLAND			5,270,953

Thailand - 0.8%
Kingdom of Thailand:
1.45% 12/17/24	THB	5,595,000	170,475
1.6% 12/17/29	THB	4,153,000	122,787
1.6% 6/17/35	THB	9,848,000	271,068
2.125% 12/17/26	THB	60,807,000	1,893,764
2.4% 12/17/23	THB	34,533,000	1,068,730
2.875% 6/17/46	THB	9,832,000	293,054
3.3% 6/17/38	THB	13,193,000	432,743
3.4% 6/17/36	THB	3,260,000	108,315
3.65% 6/20/31	THB	2,464,000	84,922
3.775% 6/25/32	THB	1,580,000	55,220
3.85% 12/12/25	THB	1,091,000	36,176

TOTAL THAILAND			4,537,254

United Kingdom - 3.1%
United Kingdom, Great Britain and Northern Ireland:
0.125% 1/31/23 (Reg. S)	GBP	501,000	675,201
0.25% 7/31/31 (Reg. S)	GBP	1,137,000	1,437,826
0.375% 10/22/30 (Reg. S)	GBP	371,000	479,317
0.625% 6/7/25	GBP	34,000	45,939
0.625% 7/31/35 (Reg. S)	GBP	2,162,000	2,735,728
0.625% 10/22/50 (Reg. S)	GBP	2,045,000	2,432,231
0.875% 1/31/46 (Reg. S)	GBP	1,057,000	1,333,664
1% 4/22/24(Reg. S)	GBP	144,000	196,512
1.25% 7/22/27	GBP	42,000	58,356
1.25% 10/22/41 (Reg. S)	GBP	2,468,076	3,372,047
1.5% 7/22/47	GBP	195,000	282,952
1.625% 10/22/28	GBP	509,000	726,945
1.625% 10/22/54 (Reg. S)	GBP	694,000	1,073,444
1.75% 9/7/37 (Reg. S)	GBP	227,000	332,994
1.75% 1/22/49(Reg. S)	GBP	742,000	1,144,884
1.75% 7/22/57 (Reg. S)	GBP	1,249,000	2,035,926
4.25% 9/7/39	GBP	13,000	26,327
4.25% 12/7/40	GBP	19,000	39,151
4.25% 12/7/55	GBP	30,000	77,002

TOTAL UNITED KINGDOM			18,506,446

TOTAL GOVERNMENT OBLIGATIONS
(Cost $381,884,367)			374,128,978

Supranational Obligations - 3.6%
African Development Bank:
0.125% 10/7/26	EUR	41,000	47,070
0.875% 5/24/28	EUR	87,000	104,235
Asian Development Bank:
0.2% 5/25/23	EUR	130,000	149,428
1.125% 12/15/25	GBP	32,000	43,386
1.375% 3/7/25	GBP	25,000	34,156
2.45% 1/17/24	AUD	65,000	48,727
3.3% 8/8/28	AUD	55,000	43,236
Council of Europe Development Bank:
0% 4/9/27 (Reg. S)	EUR	33,000	37,743
0.125% 5/25/23	EUR	23,000	26,417
0.375% 10/27/22 (Reg. S)	EUR	49,000	56,218
0.625% 6/15/22 (Reg. S)	GBP	188,000	254,798
European Financial Stability Facility:
0% 11/17/22 (Reg. S)	EUR	79,000	90,437
0% 10/13/27 (Reg. S)	EUR	85,000	97,494
0.05% 10/17/29 (Reg. S)	EUR	23,000	26,252
0.125% 10/17/23 (Reg. S)	EUR	250,000	287,966
0.625% 10/16/26 (Reg. S)	EUR	466,000	551,961
0.7% 1/20/50 (Reg. S)	EUR	176,000	205,727
0.75% 5/3/27 (Reg. S)	EUR	43,000	51,368
0.875% 4/10/35 (Reg. S)	EUR	610,000	738,843
1.45% 9/5/40 (Reg. S)	EUR	1,036,000	1,372,350
European Investment Bank:
0% 6/17/27	EUR	215,000	247,000
0% 9/9/30 (Reg. S)	EUR	109,000	123,289
0.05% 10/13/34 (Reg. S)	EUR	1,538,000	1,684,667
0.125% 6/20/29 (Reg. S)	EUR	578,000	664,760
0.375% 7/16/25	EUR	577,000	672,680
0.375% 4/14/26 (Reg. S)	EUR	413,000	482,593
0.875% 12/15/23 (Reg. S)	GBP	145,000	196,207
1% 9/21/26 (Reg. S)	GBP	226,000	305,138
1% 4/14/32	EUR	736,000	908,304
1.375% 3/7/25 (Reg. S)	GBP	504,000	688,449
1.5% 1/26/24	NOK	740,000	84,028
1.75% 7/30/24 (Reg. S)	CAD	69,000	55,144
1.75% 11/12/26 (Reg. S)	SEK	240,000	27,896
2.375% 1/18/23 (Reg. S)	CAD	294,000	236,074
2.7% 1/12/23	AUD	72,000	53,586
3% 9/28/22	EUR	220,000	257,200
European Stability Mechanism:
0% 1/17/22 (Reg. S)	EUR	39,000	44,411
0.01% 3/4/30	EUR	35,000	39,668
0.75% 3/15/27	EUR	184,000	219,318
0.75% 9/5/28 (Reg. S)	EUR	48,000	57,566
0.875% 7/18/42 (Reg. S)	EUR	266,000	321,912
1.125% 5/3/32 (Reg. S)	EUR	47,000	58,526
1.2% 5/23/33 (Reg. S)	EUR	37,000	46,383
1.625% 11/17/36 (Reg. S)	EUR	218,000	290,821
1.85% 12/1/55 (Reg. S)	EUR	186,000	293,861
European Union:
0% 11/4/25 (Reg. S)	EUR	1,426,000	1,646,701
0% 10/4/30 (Reg. S)	EUR	169,000	191,814
0% 7/4/35 (Reg. S)	EUR	325,000	353,767
0.1% 10/4/40 (Reg. S)	EUR	829,000	880,845
0.3% 11/4/50 (Reg. S)	EUR	326,000	343,282
1.125% 4/4/36 (Reg. S)	EUR	94,000	117,620
1.25% 4/4/33 (Reg. S)	EUR	1,218,000	1,539,975
Inter-American Development Bank:
1.25% 12/15/25	GBP	308,000	419,575
3.15% 6/26/29	AUD	120,000	93,513
International Bank for Reconstruction & Development:
0% 1/15/27	EUR	1,427,000	1,631,788
0.01% 4/24/28	EUR	687,000	782,306
1% 12/19/22	GBP	19,000	25,839
1% 12/21/29	GBP	248,000	332,387
1.2% 8/8/34	EUR	23,000	28,764
1.8% 7/26/24	CAD	87,000	69,650
2.2% 2/27/24	AUD	207,000	154,502
2.25% 1/17/23	CAD	93,000	74,614
2.5% 8/3/23	CAD	68,000	54,928
2.8% 1/12/22	AUD	89,000	64,785
International Finance Corp.:
1.375% 9/13/24	CAD	196,000	155,226
2.8% 8/15/22	AUD	469,000	346,615
3.15% 6/26/29 (Reg. S)	AUD	90,000	70,252
Nordic Investment Bank 1.125% 12/15/23 (Reg. S)	GBP	40,000	54,375
TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $22,259,383)			21,760,416
		Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 0.08% (f)
(Cost $4,534,506)		4,533,599	4,534,506
TOTAL INVESTMENT IN SECURITIES - 95.7%
(Cost $581,694,171)			572,402,285
NET OTHER ASSETS (LIABILITIES) - 4.3%			25,734,416
NET ASSETS - 100%			$598,136,701

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
COP	2,212,000,000	USD	553,000	BNP Paribas	1/3/22	$(8,976)
COP	2,212,000,000	USD	549,746	BNP Paribas	1/3/22	(5,722)
DKK	9,897,000	USD	1,507,493	BNP Paribas	1/3/22	7,651
PEN	1,699,000	USD	428,921	BNP Paribas	1/3/22	(3,267)
PEN	1,699,000	USD	426,360	BNP Paribas	1/3/22	(705)
SEK	62,260,667	USD	6,839,224	HSBC Bank USA	1/3/22	50,915
USD	558,233	COP	2,212,000,000	BNP Paribas	1/3/22	14,210
USD	549,746	COP	2,212,000,000	BNP Paribas	1/3/22	5,722
USD	1,277,143	DKK	8,431,000	JPMorgan Chase Bank, N.A.	1/3/22	(13,570)
USD	223,333	DKK	1,466,000	State Street Bank And Trust Co	1/3/22	(1,099)
USD	422,889	PEN	1,699,000	BNP Paribas	1/3/22	(2,765)
USD	426,360	PEN	1,699,000	BNP Paribas	1/3/22	705
USD	4,694,026	SEK	42,400,000	Bank Of America N.A.	1/3/22	1,788
USD	2,188,015	SEK	19,861,000	Bank Of America N.A.	1/3/22	(9,922)
JPY	9,023,776,267	USD	78,549,585	Royal Bank Of Canada	1/4/22	(102,429)
THB	153,719,000	USD	4,588,627	JPMorgan Chase Bank, N.A.	1/4/22	13,050
USD	21,810,053	JPY	2,458,800,000	BNP Paribas	1/4/22	434,760
USD	57,375,337	JPY	6,591,250,000	Goldman Sachs Bank USA	1/4/22	75,067
USD	2,792,704	THB	92,634,000	JPMorgan Chase Bank, N.A.	1/4/22	19,646
USD	1,313,567	THB	44,348,000	JPMorgan Chase Bank, N.A.	1/4/22	(14,018)
USD	495,780	THB	16,737,000	JPMorgan Chase Bank, N.A.	1/4/22	(5,252)
RUB	136,469,000	USD	1,825,384	BNP Paribas	1/10/22	(10,453)
RUB	289,367,000	USD	3,924,685	JPMorgan Chase Bank, N.A.	1/10/22	(76,330)
RUB	152,898,000	USD	2,045,135	JPMorgan Chase Bank, N.A.	1/10/22	(11,712)
USD	1,819,177	RUB	136,469,000	BNP Paribas	1/10/22	4,246
USD	2,043,312	RUB	152,898,000	JPMorgan Chase Bank, N.A.	1/10/22	9,889
USD	3,870,519	RUB	289,367,000	JPMorgan Chase Bank, N.A.	1/10/22	22,165
EUR	2,765,000	USD	3,138,261	Goldman Sachs Bank USA	1/28/22	11,255
GBP	725,000	USD	979,795	State Street Bank And Trust Co	1/28/22	1,471
USD	17,891,129	AUD	24,732,000	BNP Paribas	1/28/22	(104,043)
USD	27,180,096	CAD	34,784,000	Royal Bank Of Canada	1/28/22	(317,528)
USD	5,813,992	CHF	5,331,000	Royal Bank Of Canada	1/28/22	(40,236)
USD	84,008,411	CNY	537,343,000	BNP Paribas	1/28/22	(335,045)
USD	747,414	COP	2,998,400,000	BNP Paribas	1/28/22	12,185
USD	2,642,320	CZK	58,524,000	HSBC Bank USA	1/28/22	(30,141)
USD	1,504,365	DKK	9,873,000	BNP Paribas	1/28/22	(7,890)
USD	265,513,278	EUR	234,286,000	JPMorgan Chase Bank, N.A.	1/28/22	(1,353,847)
USD	39,772,780	GBP	29,600,000	BNP Paribas	1/28/22	(289,955)
USD	1,353,081	HUF	443,545,000	Citibank NA	1/28/22	(10,810)
USD	3,753,138	IDR	53,339,600,000	BNP Paribas	1/28/22	17,393
USD	1,236,781	ILS	3,853,000	BNP Paribas	1/28/22	(2,663)
USD	78,481,073	JPY	9,014,650,000	Royal Bank Of Canada	1/28/22	97,988
USD	12,386,053	KRW	14,709,800,000	BNP Paribas	1/28/22	19,995
USD	3,066,670	MXN	63,789,000	BNP Paribas	1/28/22	(35,756)
USD	3,490,548	MYR	14,624,000	Goldman Sachs Bank USA	1/28/22	(15,903)
USD	832,696	NOK	7,370,000	JPMorgan Chase Bank, N.A.	1/28/22	(3,815)
USD	1,529,696	NZD	2,245,000	HSBC Bank USA	1/28/22	(7,416)
USD	557,474	PEN	2,212,000	BNP Paribas	1/28/22	3,296
USD	3,021,148	PLN	12,304,000	State Street Bank And Trust Co	1/28/22	(27,515)
USD	3,951,949	RUB	292,543,000	JPMorgan Chase Bank, N.A.	1/28/22	77,466
USD	6,844,571	SEK	62,296,000	HSBC Bank USA	1/28/22	(50,806)
USD	2,643,747	SGD	3,589,000	HSBC Bank USA	1/28/22	(19,080)
USD	4,531,444	THB	151,894,000	JPMorgan Chase Bank, N.A.	1/28/22	(14,811)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$(2,032,617)
					Unrealized Appreciation	900,863
					Unrealized Depreciation	(2,933,480)

For the period, the average contract value for forward foreign currency contracts was $301,970,319. Contract value represents contract amount in United States dollars plus or minus unrealized appreciation or depreciation, respectively.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

CHF – Swiss franc

CNY – Chinese yuan

COP – Colombian peso

CZK – Czech koruna

DKK – Danish krone

EUR – European Monetary Unit

GBP – British pound

HUF – Hungarian forint

IDR – Indonesian rupiah

ILS – Israeli shekel

JPY – Japanese yen

KRW – Korean won

MXN – Mexican peso

MYR – Malyasian ringgit

NOK – Norwegian krone

NZD – New Zealand dollar

PEN – Peruvian new sol

PLN – Polish zloty

RUB – Russian ruble

SEK – Swedish krona

SGD – Singapore dollar

THB – Thai baht

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $75,758,522 or 12.7% of net assets.

 (d) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (e) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts. At period end, the value of securities pledged amounted to $2,088,911.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$5,482,134	$397,397,527	$398,345,137	$2,020	$(18)	$--	$4,534,506	0.0%
Total	$5,482,134	$397,397,527	$398,345,137	$2,020	$(18)	$--	$4,534,506

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$171,978,385	$--	$171,978,385	$--
Government Obligations	374,128,978	--	374,128,978	--
Supranational Obligations	21,760,416	--	21,760,416	--
Money Market Funds	4,534,506	4,534,506	--	--
Total Investments in Securities:	$572,402,285	$4,534,506	$567,867,779	$--
Derivative Instruments:
Assets
Forward Foreign Currency Contracts	$900,863	$--	$900,863	$--
Total Assets	$900,863	$--	$900,863	$--
Liabilities
Forward Foreign Currency Contracts	$(2,933,480)	$--	$(2,933,480)	$--
Total Liabilities	$(2,933,480)	$--	$(2,933,480)	$--
Total Derivative Instruments:	$(2,032,617)	$--	$(2,032,617)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Foreign Exchange Risk
Forward Foreign Currency Contracts(a)	$900,863	$(2,933,480)
Total Foreign Exchange Risk	900,863	(2,933,480)
Total Value of Derivatives	$900,863	$(2,933,480)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the unrealized appreciation/depreciation on forward foreign currency contracts line-items.

The following table is a summary of the Fund's derivatives inclusive of potential netting arrangements.

Counterparty	Value of Derivative Assets	Value of Derivative Liabilities	Collateral Received(a)	Collateral Pledged(b)	Net(b)
Bank of America, N.A.	$ 1,788	$(9,922)	$--	$--	$(8,134)
BNP Paribas	520,163	(807,240)	--	(730,073)	(287,077)
Citibank, N.A.	--	(10,810)	--	--	(10,810)
Goldman Sachs Bank USA	86,322	(15,903)	--	--	70,419
HSBC Bank USA	50,915	(107,443)	--	--	(56,528)
JPMorgan Chase Bank, N.A.	142,216	(1,493,355)	--	(1,358,837)	(1,351,139)
Royal Bank of Canada	97,988	(460,193)	--	--	(362,205)
State Street Bank And Trust Co	1,471	(28,614)	--	--	(27,143)
Total	$900,863	$(2,933,480)

 (a) Reflects collateral received from or pledged to an individual counterparty, excluding any excess or initial collateral amounts.

 (b) Net represents the receivable / (payable) that would be due from / (to) the counterparty in an event of default. Netting may be allowed across transactions traded under the same legal agreement with the same legal entity. Please refer to Derivative Instruments - Risk Exposures and the Use of Derivative Instruments section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $577,159,665)	$567,867,779
Fidelity Central Funds (cost $4,534,506)	4,534,506
Total Investment in Securities (cost $581,694,171)		$572,402,285
Foreign currency held at value (cost $846,063)		843,070
Unrealized appreciation on forward foreign currency contracts		900,863
Receivable for fund shares sold		24,415,381
Interest receivable		3,367,633
Distributions receivable from Fidelity Central Funds		535
Total assets		601,929,767
Liabilities
Payable to custodian bank	$38,038
Payable for investments purchased	615,106
Unrealized depreciation on forward foreign currency contracts	2,933,480
Payable for fund shares redeemed	177,695
Accrued management fee	28,747
Total liabilities		3,793,066
Net Assets		$598,136,701
Net Assets consist of:
Paid in capital		$602,227,113
Total accumulated earnings (loss)		(4,090,412)
Net Assets		$598,136,701
Net Asset Value, offering price and redemption price per share ($598,136,701 ÷ 59,956,977 shares)		$9.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$2,282,390
Income from Fidelity Central Funds		2,020
Total income		2,284,410
Expenses
Management fee	$160,447
Independent trustees' fees and expenses	685
Interest	46
Total expenses		161,178
Net investment income (loss)		2,123,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(53,183)
Fidelity Central Funds	(18)
Forward foreign currency contracts	11,230,609
Foreign currency transactions	980,873
Total net realized gain (loss)		12,158,281
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $9)	(21,003,999)
Forward foreign currency contracts	2,265,727
Assets and liabilities in foreign currencies	(43,129)
Total change in net unrealized appreciation (depreciation)		(18,781,401)
Net gain (loss)		(6,623,120)
Net increase (decrease) in net assets resulting from operations		$(4,499,888)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,123,232	$456,355
Net realized gain (loss)	12,158,281	(4,873,829)
Change in net unrealized appreciation (depreciation)	(18,781,401)	7,580,478
Net increase (decrease) in net assets resulting from operations	(4,499,888)	3,163,004
Distributions to shareholders	(1,876,795)	(804,372)
Share transactions
Proceeds from sales of shares	471,380,646	183,921,925
Reinvestment of distributions	1,778,510	741,140
Cost of shares redeemed	(53,277,335)	(18,511,624)
Net increase (decrease) in net assets resulting from share transactions	419,881,821	166,151,441
Total increase (decrease) in net assets	413,505,138	168,510,073
Net Assets
Beginning of period	184,631,563	16,121,490
End of period	$598,136,701	$184,631,563
Other Information
Shares
Sold	47,006,798	18,178,523
Issued in reinvestment of distributions	177,570	72,797
Redeemed	(5,284,680)	(1,827,610)
Net increase (decrease)	41,899,688	16,423,710

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity International Bond Index Fund

Years ended December 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.22	$9.87	$10.00
Income from Investment Operations
Net investment income (loss)B	.079	.054	.010
Net realized and unrealized gain (loss)	(.257)	.372	(.123)
Total from investment operations	(.178)	.426	(.113)
Distributions from net investment income	(.062)	(.076)	(.009)
Distributions from net realized gain	–	–	(.008)
Total distributions	(.062)	(.076)	(.017)
Net asset value, end of period	$9.98	$10.22	$9.87
Total ReturnC	(1.74)%	4.33%	(1.13)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.06%	.06%	.06%F
Expenses net of fee waivers, if any	.06%	.06%	.06%F
Expenses net of all reductions	.06%	.06%	.06%F
Net investment income (loss)	.79%	.54%	.45%F
Supplemental Data
Net assets, end of period (000 omitted)	$598,137	$184,632	$16,121
Portfolio turnover rateG	18%	5%	3%H

 A For the period October 10, 2019 (commencement of operations) through December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Annualized

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity International Bond Index Fund (the Fund) is a non-diversified fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, and supranational obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Realized gains and losses on foreign currency transactions arise from the disposition of foreign currency, realized changes in the value of foreign currency between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized gains and losses on assets and liabilities in foreign currencies arise from changes in the value of foreign currency, and from assets and liabilities denominated in foreign currencies, other than investments, which are held at period end.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$5,719,642
Gross unrealized depreciation	(9,323,312)
Net unrealized appreciation (depreciation)	$(3,603,670)
Tax Cost	$581,606,501

The fund intends to elect to defer to its next fiscal year $409,142 of ordinary losses recognized during the period November 1, 2021 to December 31, 2021.

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(63,073)
Net unrealized appreciation (depreciation) on securities and other investments	$(3,618,188)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(34,533)
Long-term	(28,540)
Total capital loss carryforward	$(63,073)

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$1,876,795	$ 804,372

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to facilitate transactions in foreign-denominated securities and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Foreign Exchange Risk	Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as forward foreign currency contracts, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. A summary of the Fund's derivatives inclusive of potential netting arrangements is presented at the end of the Schedule of Investments.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts. Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Forward foreign currency contracts are valued daily and fluctuations in exchange rates on open contracts are recorded as unrealized appreciation or (depreciation) and reflected in the Statement of Assets and Liabilities. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the closing value and the value at the time it was opened. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on forward foreign currency contracts during the period is presented in the Statement of Operations.

Any open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity International Bond Index Fund	459,336,573	51,479,322

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .06% of the Fund's average net assets. Under the management contract, the investment adviser pays all other operating expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity International Bond Index Fund	Borrower	$5,754,000.29%		$46

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Fidelity Multi-Asset Index Fund
Fidelity International Bond Index Fund	44%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity International Bond Index Fund	58%

9. Risks of Investing in European Countries.

There continues to be uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country, or if more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity International Bond Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity International Bond Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the two years in the period ended December 31, 2021 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the two years in the period ended December 31, 2021 and for the period October 10, 2019 (commencement of operations) through December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity International Bond Index Fund	.06%
Actual		$1,000.00	$998.70	$.30
Hypothetical-C		$1,000.00	$1,024.90	$.31

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $475,297 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity International Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2020.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against the securities market index the fund seeks to track and an appropriate peer group of funds with similar objectives (peer group). The Board also periodically considers the fund's tracking error versus its benchmark index.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to a fund's benchmark index, over appropriate time periods, taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis (after fees and expenses) over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and its benchmark index for the most recent one-year period. No performance peer group information was considered by the Board due to the fact that the peer group does not distinguish between passively-managed and actively-managed funds. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods of the fund's operations shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked equal to the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's unitary fee rate as well as fund expenses paid by FMR under the fund's management contract, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales group load competitive median and below the ASPG competitive median for 2020.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that, due to the fund's current contractual arrangements, its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

IBI-ANN-0322
1.9896131.102

Fidelity® SAI Municipal Income Fund

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Fidelity® SAI Municipal Income Fund	2.33%	5.46%

 A From October 2, 2018

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® SAI Municipal Income Fund on October 2, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg Municipal Bond Index performed over the same period.

Period Ending Values
$11,887	Fidelity® SAI Municipal Income Fund
$11,678	Bloomberg Municipal Bond Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  Tax-exempt municipal bonds posted a modest gain in 2021, driven by robust investor demand and an improved fiscal outlook for many municipal issuers. The Bloomberg Municipal Bond Index rose 1.52% for the 12 months. The muni market rallied early in 2021 amid economic optimism due to the rollout of COVID-19 vaccination programs and an easing of credit concerns that had been triggered by the economic shutdowns caused by COVID-19. Also, investor demand for tax-exempt munis increased due to the Biden administration’s plan to push for higher tax rates on upper-income tax brackets. Tax collection took less of a hit than originally feared, and a large aid package from the U.S. Congress for muni issuers helped fill budget gaps. In February, the municipal market declined, reflecting investor concerns that stimulus-induced inflation could diminish real bond returns over time. Munis then gained from March through July, propelled by better-than-expected tax revenue from many state and local governments and reduced inflation expectations. Munis lost slight ground in August and September, then gained in the fourth quarter, partly due to newfound clarity regarding infrastructure investment due to the passage of the Infrastructure Investment and Jobs Act (IIJA), which earmarked $550 for new infrastructure spending. Notably, by period end, the Fed had accelerated its plans to tighten monetary policy, heralding a swifter end to its pandemic-era bond-buying program and the prospects for three quarter-point rate hikes in 2022.

Comments from Co-Portfolio Managers Cormac Cullen, Michael Maka and Elizah McLaughlin:  For the fiscal year, the fund gained 2.33%, outpacing, net of fees, the 1.69% advance of the Bloomberg 3+ Year Municipal Bond Index. We continued to focus on longer-term objectives and sought to generate attractive tax-exempt income and competitive risk-adjusted returns over time. The fund's larger-than-benchmark exposure to bonds issued by Illinois and related entities, including the Chicago Board of Education and the Metropolitan Pier and Exposition Authority, helped versus the index. Overweighting lower-quality investment-grade bonds in the health care and higher-education segments also contributed to the fund's relative performance, as did exposure to other lower-quality investment-grade munis. These securities (rated BBB and A) produced better total returns than the index, benefiting from the comparatively high income they generated and better-than-average price performance as credit spreads tightened. Conversely, yield-curve positioning slightly detracted on a relative basis. The fund had more exposure than the index to shorter-term bonds, which lagged longer-term securities as the yield curve flattened. Differences in the way fund holdings and index components were priced modestly detracted from the fund's relative result as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five States as of December 31, 2021

% of fund's net assets
Illinois	13.1
Pennsylvania	7.7
New York	7.7
Massachusetts	6.0
Texas	5.9

Top Five Sectors as of December 31, 2021

% of fund's net assets
General Obligations	25.9
Transportation	23.3
Health Care	14.5
Education	8.8
Special Tax	5.4

Quality Diversification (% of fund's net assets)

As of December 31, 2021
AAA	8.2%
AA,A	72.5%
BBB	13.2%
BB and Below	1.8%
Not Rated	1.7%
Short-Term Investments and Net Other Assets	2.6%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Municipal Bonds - 97.4%
	Principal Amount	Value
Alabama - 0.4%
Auburn Univ. Gen. Fee Rev. Series 2018 A, 5% 6/1/43	535,000	661,782
Jefferson County Gen. Oblig. Series 2018 A:
5% 4/1/25	$530,000	$605,565
5% 4/1/26	500,000	590,538
Lower Alabama Gas District Bonds (No. 2 Proj.) Series 2020, 4%, tender 12/1/25 (a)	7,080,000	7,851,390
Montgomery Med. Clinic Facilities Series 2015, 5% 3/1/33	860,000	967,799

TOTAL ALABAMA		10,677,074

Alaska - 0.3%
Alaska Hsg. Fin. Corp. Series 2021 A:
4% 6/1/26	600,000	686,316
4% 12/1/29	980,000	1,184,842
5% 12/1/28	1,365,000	1,721,410
5% 6/1/29	1,025,000	1,306,656
Alaska Hsg. Fin. Corp. Mtg. Rev. Series 2022 A, 3% 6/1/51 (b)	880,000	954,417
Alaska Int'l. Arpts. Revs. Series 2016 B, 5% 10/1/35	2,305,000	2,660,291

TOTAL ALASKA		8,513,932

Arizona - 1.3%
Arizona Health Facilities Auth. Rev.:
(Banner Health Sys. Proj.) Series 2007 B, 3 month U.S. LIBOR + 0.810% 0.898%, tender 1/1/37 (a)(c)	515,000	516,562
(Scottsdale Lincoln Hospitals Proj.) Series 2014 A, 5% 12/1/39	775,000	868,340
Arizona Indl. Dev. Auth. Hosp. Rev. Series 2021 A, 5% 2/1/29	1,400,000	1,773,189
Arizona Indl. Dev. Auth. Rev. (Provident Group-Eastern Michigan Univ. Parking Proj.) Series 2018:
5% 5/1/48	190,000	199,834
5% 5/1/51	190,000	199,221
Arizona State Univ. Revs. Series 2021 C:
5% 7/1/37	1,165,000	1,539,536
5% 7/1/38	1,875,000	2,473,220
Chandler Indl. Dev. Auth. Indl. Dev. Rev. Bonds (Intel Corp. Proj.):
Series 2007, 2.7%, tender 8/14/23 (a)(d)	1,255,000	1,297,852
Series 2019, 5%, tender 6/3/24 (a)(d)	6,455,000	7,123,082
Glendale Gen. Oblig. Series 2017:
5% 7/1/30	435,000	529,724
5% 7/1/31	645,000	783,244
Glendale Indl. Dev. Auth. (Terraces of Phoenix Proj.) Series 2018 A:
5% 7/1/38	50,000	53,433
5% 7/1/48	60,000	63,629
Maricopa County Indl. Dev. Auth.:
(Creighton Univ. Proj.) Series 2020, 5% 7/1/47	600,000	744,214
Series 2021 A, 4% 9/1/51	1,000,000	1,157,572
Maricopa County Indl. Dev. Auth. Sr. Living Facilities Series 2016:
5.75% 1/1/36 (e)	845,000	841,783
6% 1/1/48 (e)	1,350,000	1,337,712
Maricopa County Rev. Series 2016 A, 5% 1/1/33	1,035,000	1,240,569
Phoenix Civic Impt. Board Arpt. Rev.:
Series 2013, 5% 7/1/22 (d)	170,000	174,021
Series 2017 A:
5% 7/1/33 (d)	190,000	228,366
5% 7/1/36 (d)	300,000	360,662
5% 7/1/37 (d)	225,000	270,502
Series 2017 B:
5% 7/1/29	430,000	524,695
5% 7/1/33	600,000	729,704
5% 7/1/36	690,000	840,182
5% 7/1/37	430,000	523,346
Series 2019 B, 5% 7/1/35 (d)	2,450,000	3,044,070
Phoenix Civic Impt. Corp. Wtr. Sys. Rev. Series 2021 A, 5% 7/1/45	1,400,000	1,827,287
Salt Verde Finl. Corp. Sr. Gas Rev. Series 2007:
5.25% 12/1/22	260,000	270,923
5.5% 12/1/29	1,530,000	1,980,885

TOTAL ARIZONA		33,517,359

California - 5.0%
ABC Unified School District Series 1997 C, 0% 8/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	675,000	626,602
California Gen. Oblig.:
Series 2004, 5.25% 12/1/33	30,000	30,116
Series 2016, 5% 9/1/29	380,000	454,002
Series 2017:
5% 11/1/27	2,000,000	2,484,389
5% 8/1/30	2,465,000	3,020,650
Series 2020, 4% 11/1/37	1,950,000	2,370,314
Series 2021:
5% 9/1/32	9,770,000	13,219,254
5% 10/1/41	23,215,000	30,443,872
California Hsg. Fin. Agcy. Series 2021 1, 3.5% 11/20/35	727,112	829,418
California Pub. Fin. Auth. Univ. Hsg. Rev.:
(Claremont Colleges Proj.) Series 2017 A, 5% 7/1/27 (e)	100,000	90,038
(NCCD - Claremont Properties LLC - Claremont Colleges Proj.) Series 2017 A, 5% 7/1/47 (e)	100,000	88,956
California Pub. Works Board Lease Rev.:
(Coalinga State Hosp. Proj.) Series 2013 E, 5% 6/1/26	415,000	441,400
(Various Cap. Projs.):
Series 2021 B, 4% 5/1/46	5,735,000	6,797,903
Series 2022 C:
5% 8/1/31 (b)	640,000	815,947
5% 8/1/34 (b)	1,190,000	1,505,633
California Statewide Cmntys. Dev. Auth. Rev. Series 2015, 5% 2/1/45	660,000	690,659
Folsom Cordova Union School District No. 4 Series A, 0% 10/1/31 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	315,000	266,279
Golden State Tobacco Securitization Corp. Tobacco Settlement Rev. Series 2017 A1:
5% 6/1/22 (Escrowed to Maturity)	570,000	581,226
5% 6/1/23 (Escrowed to Maturity)	655,000	698,685
5% 6/1/24 (Escrowed to Maturity)	365,000	405,672
Kern Cmnty. College District Gen. Oblig. Series 2006:
0% 11/1/28 (FSA Insured)	850,000	779,092
0% 11/1/30 (FSA Insured)	860,000	751,901
Long Beach Unified School District Series 2009, 5.5% 8/1/29	30,000	30,122
Los Angeles Dept. of Wtr. & Pwr. Rev.:
Series 2021 B, 5% 7/1/51	6,795,000	8,736,114
Series B, 5% 7/1/50	4,890,000	6,237,529
Los Angeles Hbr. Dept. Rev. Series 2019 A, 5% 8/1/25 (d)	875,000	1,004,885
Monrovia Unified School District Series B, 0% 8/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	780,000	701,128
Mount Diablo Unified School District Series 2022 B:
4% 8/1/31 (b)	965,000	1,179,368
4% 8/1/32 (b)	1,355,000	1,643,775
Oakland Unified School District Alameda County Series 2015 A, 5% 8/1/29	300,000	345,795
Poway Unified School District:
(District #2007-1 School Facilities Proj.) Series 2008 A, 0% 8/1/32	1,015,000	849,642
Series 2011, 0% 8/1/46	200,000	102,268
Series B:
0% 8/1/37	1,345,000	991,812
0% 8/1/39	4,095,000	2,849,059
0% 8/1/41	675,000	440,991
Poway Unified School District Pub. Fing. Series 2015 A:
5% 9/1/24	170,000	188,216
5% 9/1/26	220,000	250,262
5% 9/1/29	455,000	512,487
5% 9/1/31	205,000	231,785
Sacramento City Fing. Auth. Rev. Series A, 0% 12/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	860,000	810,689
San Diego Unified School District:
Series 2008 C, 0% 7/1/34	620,000	497,764
Series 2008 E, 0% 7/1/47 (f)	1,495,000	1,555,975
San Francisco City & County Arpts. Commission Int'l. Arpt. Rev.:
Series 2019 A:
5% 1/1/35 (d)	1,220,000	1,506,987
5% 5/1/49 (d)	13,485,000	16,500,404
Series 2019 B, 5% 5/1/49	930,000	1,146,593
Series 2019 E, 5% 5/1/50 (d)	1,350,000	1,651,679
Series A, 5% 5/1/44 (d)	600,000	656,432
San Jose Fing. Auth. Lease Rev. (Civic Ctr. Proj.) Series 2013 A:
5% 6/1/27 (Pre-Refunded to 6/1/23 @ 100)	795,000	848,023
5% 6/1/31 (Pre-Refunded to 6/1/23 @ 100)	995,000	1,061,362
San Marcos Unified School District Series 2010 B, 0% 8/1/47	3,665,000	1,994,919
San Mateo County Cmnty. College District Series A, 0% 9/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	935,000	902,992
Union Elementary School District Series B, 0% 9/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	260,000	259,475
Univ. of California Regents Med. Ctr. Pool Rev. Series 2013 J, 5% 5/15/48	515,000	546,186
Washington Township Health Care District Gen. Oblig.:
Series 2013 A, 5.5% 8/1/38	775,000	868,205
Series 2013 B, 5.5% 8/1/38	170,000	190,445
West Contra Costa Unified School District Series 2012, 5% 8/1/26 (Pre-Refunded to 8/1/22 @ 100)	345,000	354,611

TOTAL CALIFORNIA		125,039,987

Colorado - 3.1%
Arkansas River Pwr. Auth. Rev. Series 2018 A:
5% 10/1/38	430,000	510,110
5% 10/1/43	540,000	635,237
Colorado Health Facilities Auth.:
(Parkview Med. Ctr., Inc. Proj.) Series 2016:
4% 9/1/35	285,000	316,789
4% 9/1/36	225,000	249,830
5% 9/1/46	1,255,000	1,439,769
Series 2019 A:
5% 11/1/25	1,845,000	2,147,086
5% 11/15/39	2,390,000	3,045,923
Series 2019 A1, 4% 8/1/44	890,000	1,021,919
Series 2019 A2, 5% 8/1/44	15,610,000	19,168,932
Colorado Hsg. & Fin. Auth.:
Series 2019 F, 4.25% 11/1/49	625,000	691,305
Series 2019 H, 4.25% 11/1/49	330,000	365,609
Colorado Reg'l. Trans. District Sales Tax Rev. (Fastracks Proj.) Series 2021 B, 5% 11/1/28	3,500,000	4,439,748
Denver City & County Arpt. Rev.:
Series 2017 A:
5% 11/15/23 (d)	390,000	423,134
5% 11/15/26 (d)	595,000	710,456
5% 11/15/27 (d)	505,000	617,538
Series 2018 A:
5% 12/1/30 (d)	1,335,000	1,731,786
5% 12/1/34 (d)	880,000	1,197,288
5% 12/1/36 (d)	860,000	1,057,715
5% 12/1/37 (d)	1,720,000	2,112,952
Denver City & County Board Wtr. Rev.:
Series 2020 A:
5% 9/15/45	5,270,000	6,787,129
5% 9/15/46	8,085,000	10,400,132
Series 2020 B:
5% 9/15/28	2,620,000	3,336,618
5% 9/15/29	4,870,000	6,349,004
E-470 Pub. Hwy. Auth. Rev. Series 2020 A:
5% 9/1/36	2,400,000	3,087,297
5% 9/1/40	2,800,000	3,111,282
Univ. of Colorado Enterprise Sys. Rev. Bonds:
Series 2021 C3A, 2%, tender 10/15/25 (a)	1,045,000	1,097,458
Series 2021 C3B, 2%, tender 10/15/26 (a)	885,000	932,885
Vauxmont Metropolitan District:
Series 2019, 5% 12/15/32 (FSA Insured)	160,000	182,753
Series 2020, 5% 12/1/33 (FSA Insured)	255,000	324,597

TOTAL COLORADO		77,492,281

Connecticut - 2.1%
Connecticut Gen. Oblig.:
Series 2014 C, 5% 6/15/25	290,000	334,352
Series 2015 B, 5% 6/15/32	495,000	567,454
Series 2016 B, 5% 5/15/26	1,235,000	1,465,946
Series 2018 F:
5% 9/15/23	450,000	485,628
5% 9/15/24	560,000	628,807
5% 9/15/25	560,000	651,195
Series 2021 D:
5% 7/15/24	1,140,000	1,271,902
5% 7/15/25	1,885,000	2,179,564
5% 7/15/26	1,885,000	2,249,068
5% 7/15/27	2,510,000	3,081,386
5% 7/15/28	2,895,000	3,639,807
Connecticut Health & Edl. Facilities Auth. Rev.:
(Sacred Heart Univ., CT. Proj.) Series 2017 I-1:
5% 7/1/26	85,000	100,263
5% 7/1/27	60,000	72,685
5% 7/1/28	110,000	133,152
5% 7/1/29	70,000	84,290
Series 2016 K, 4% 7/1/46	1,520,000	1,669,260
Series 2019 A:
5% 7/1/26 (e)	1,195,000	1,280,150
5% 7/1/27 (e)	695,000	750,260
5% 7/1/49 (e)	1,430,000	1,502,354
Series 2019 Q-1:
5% 11/1/22	810,000	841,970
5% 11/1/26	870,000	1,044,542
Series 2020 A, 4% 7/1/40	1,330,000	1,548,308
Series 2021 G:
4% 3/1/46	1,040,000	1,225,745
4% 3/1/51	1,675,000	1,958,699
Series 2022 M, 4% 7/1/39 (b)	1,985,000	2,307,972
Series K1:
5% 7/1/27	85,000	101,217
5% 7/1/29	220,000	265,750
5% 7/1/30	170,000	204,295
5% 7/1/31	1,400,000	1,676,025
5% 7/1/33	275,000	327,562
5% 7/1/34	1,970,000	2,341,887
Series K3, 5% 7/1/43	2,060,000	2,416,273
Connecticut Hsg. Fin. Auth.:
Series 2021 B1, 3% 11/15/49	1,535,000	1,653,522
Series C:
5% 5/15/23 (d)	250,000	264,680
5% 11/15/23 (d)	1,195,000	1,288,147
5% 5/15/24 (d)	2,150,000	2,356,979
5% 11/15/24 (d)	1,000,000	1,115,100
5% 11/15/25 (d)	890,000	1,020,851
Connecticut State Revolving Fund Gen. Rev. Series 2017 A, 5% 5/1/35	650,000	785,039
Hbr. Point Infrastructure Impt. District Series 2017:
5% 4/1/30 (e)	785,000	911,190
5% 4/1/39 (e)	1,010,000	1,153,156
New Britain Gen. Oblig. Series 2017 C, 5% 3/1/29 (FSA Insured)	185,000	221,021
Stratford Gen. Oblig. Series 2019, 5% 1/1/23	1,770,000	1,850,655
Univ. of Connecticut Gen. Oblig. Series 2019 A, 5% 11/1/25	890,000	1,039,400

TOTAL CONNECTICUT		52,067,508

Delaware - 0.1%
Delaware Gen. Oblig.:
Series 2019, 5% 2/1/30	1,000,000	1,276,133
Series 2020 A, 5% 1/1/31	1,000,000	1,301,161

TOTAL DELAWARE		2,577,294

District Of Columbia - 1.7%
District of Columbia Gen. Oblig.:
Series 2021 D:
4% 2/1/27	1,300,000	1,517,298
5% 2/1/28	1,300,000	1,624,564
5% 2/1/29	1,725,000	2,210,522
Series 2021 E:
5% 2/1/27	4,375,000	5,324,369
5% 2/1/28	2,850,000	3,561,544
5% 2/1/29	3,650,000	4,677,336
District of Columbia Rev. Series 2018, 5% 10/1/48	7,155,000	8,590,793
Metropolitan Washington Arpts. Auth. Dulles Toll Road Rev. (Dulles Metrorail and Cap. Impt. Projs.) Series 2019 A:
5% 10/1/31	715,000	891,369
5% 10/1/32	900,000	1,121,286
Metropolitan Washington DC Arpts. Auth. Sys. Rev.:
Series 2017 A:
5% 10/1/28 (d)	1,145,000	1,392,655
5% 10/1/30 (d)	1,420,000	1,719,201
5% 10/1/31 (d)	250,000	302,363
5% 10/1/32 (d)	385,000	465,381
5% 10/1/33 (d)	190,000	229,635
5% 10/1/35 (d)	430,000	519,797
5% 10/1/42 (d)	860,000	1,040,305
Series 2019 A, 5% 10/1/25 (d)	610,000	705,248
Series 2020 A:
5% 10/1/25 (d)	3,050,000	3,526,238
5% 10/1/26 (d)	2,215,000	2,639,200
5% 10/1/27 (d)	765,000	934,232
5% 10/1/28 (d)	385,000	481,679

TOTAL DISTRICT OF COLUMBIA		43,475,015

Florida - 5.5%
Brevard County School Board Ctfs. of Prtn. Series 2015 C, 5% 7/1/28	300,000	344,057
Broward County Arpt. Sys. Rev.:
Series 2012 P-1, 5% 10/1/22 (d)	165,000	170,761
Series 2012 Q1, 5% 10/1/25	900,000	931,561
Series 2015 C, 5% 10/1/24 (d)	435,000	486,235
Series 2017:
5% 10/1/25 (d)	45,000	52,026
5% 10/1/26 (d)	170,000	202,295
5% 10/1/27 (d)	170,000	207,289
5% 10/1/29 (d)	460,000	557,812
5% 10/1/30 (d)	125,000	151,338
5% 10/1/32 (d)	600,000	725,268
5% 10/1/33 (d)	225,000	271,936
5% 10/1/34 (d)	220,000	265,936
5% 10/1/35 (d)	260,000	313,975
5% 10/1/36 (d)	345,000	416,121
5% 10/1/37 (d)	385,000	462,959
5% 10/1/42 (d)	2,230,000	2,675,605
5% 10/1/47 (d)	1,035,000	1,241,597
Series 2019 A, 5% 10/1/49 (d)	2,400,000	2,939,871
Series A:
5% 10/1/28 (d)	515,000	594,176
5% 10/1/30 (d)	600,000	688,891
5% 10/1/31 (d)	515,000	590,070
5% 10/1/32 (d)	480,000	549,968
Series C, 5% 10/1/23 (d)	245,000	264,568
Broward County School Board Ctfs. of Prtn.:
(Broward County School District Proj.) Series 2016 A, 5% 7/1/28	115,000	136,711
Series 2012 A:
5% 7/1/24	375,000	383,870
5% 7/1/27	980,000	1,001,999
Series 2015 A:
5% 7/1/24	385,000	427,882
5% 7/1/27	170,000	196,048
Series 2015 B, 5% 7/1/24	475,000	527,907
Series 2016, 5% 7/1/32	380,000	445,854
Cap. Projs. Fin. Auth. Student Hsg. Rev. (Cap. Projs. Ln. Prog. - Florida Univs.) Series 2020 A, 5% 10/1/30	750,000	930,289
Duval County School Board Ctfs. of Prtn.:
Series 2015 B:
5% 7/1/28	355,000	405,943
5% 7/1/32	2,105,000	2,400,819
Series 2016 A, 5% 7/1/33	230,000	269,638
Escambia County Health Facilities Auth. Health Facilities Rev. Series 2020 A, 4% 8/15/45	730,000	820,063
Florida Keys Aqueduct Auth. Wtr. Rev. Series 2021 B, 5% 9/1/25	1,465,000	1,701,348
Florida Mid-Bay Bridge Auth. Rev.:
Series 2015 A, 5% 10/1/35	1,100,000	1,241,166
Series 2015 C:
5% 10/1/30	565,000	636,416
5% 10/1/40	345,000	384,808
Florida Muni. Pwr. Agcy. Rev.:
(Requirements Pwr. Supply Proj.) Series 2016 A:
5% 10/1/30	375,000	447,710
5% 10/1/31	410,000	488,647
(St. Lucie Proj.) Series 2012 A, 5% 10/1/26	635,000	657,399
Series 2015 B:
5% 10/1/28	170,000	196,526
5% 10/1/30	310,000	358,618
Greater Orlando Aviation Auth. Arpt. Facilities Rev.:
Series 2016 A, 5% 10/1/46 (d)	170,000	200,470
Series 2016:
5% 10/1/22 (d)	170,000	175,858
5% 10/1/24 (d)	515,000	575,658
5% 10/1/26 (d)	295,000	351,042
5% 10/1/27 (d)	170,000	207,289
Series 2017 A:
5% 10/1/25 (d)	55,000	63,588
5% 10/1/25 (Escrowed to Maturity) (d)	115,000	133,558
5% 10/1/27 (d)	80,000	97,498
5% 10/1/27 (Escrowed to Maturity) (d)	265,000	326,283
5% 10/1/29 (Pre-Refunded to 10/1/27 @ 100) (d)	515,000	634,098
5% 10/1/30 (Pre-Refunded to 10/1/27 @ 100) (d)	555,000	683,348
5% 10/1/31 (d)	1,485,000	1,796,034
5% 10/1/32 (d)	1,165,000	1,408,229
5% 10/1/34 (d)	1,035,000	1,251,110
5% 10/1/35 (d)	1,365,000	1,648,370
5% 10/1/36 (d)	1,290,000	1,555,932
5% 10/1/37 (d)	1,075,000	1,292,677
Series 2019 A, 5% 10/1/54 (d)	8,380,000	10,208,419
Halifax Hosp. Med. Ctr. Rev. Series 2015:
4% 6/1/27	240,000	264,834
5% 6/1/24	45,000	49,750
Hillsborough County Port District Series 2018 B, 5% 6/1/38 (d)	530,000	634,379
Jacksonville Sales Tax Rev. Series 2012, 5% 10/1/25	170,000	176,105
Lake County School Board Ctfs. of Prtn. Series 2014 A:
5% 6/1/27 (Pre-Refunded to 6/1/24 @ 100)	170,000	188,769
5% 6/1/28 (Pre-Refunded to 6/1/24 @ 100)	170,000	188,769
5% 6/1/30 (Pre-Refunded to 6/1/24 @ 100)	385,000	427,507
Miami-Dade County Aviation Rev.:
Series 2012 A:
5% 10/1/22 (d)	170,000	176,053
5% 10/1/23 (d)	1,325,000	1,370,149
5% 10/1/24 (d)	1,560,000	1,613,635
Series 2014 A:
5% 10/1/28 (d)	860,000	958,551
5% 10/1/33 (d)	1,445,000	1,606,829
5% 10/1/36 (d)	2,730,000	3,034,165
5% 10/1/37	2,225,000	2,483,838
Series 2015 A:
5% 10/1/29 (d)	275,000	315,086
5% 10/1/31 (d)	230,000	263,162
5% 10/1/35 (d)	945,000	1,050,833
Series 2016 A:
5% 10/1/29	250,000	298,360
5% 10/1/31	300,000	357,085
Series 2017 B, 5% 10/1/40 (d)	2,975,000	3,542,681
Series 2020 A, 4% 10/1/39	1,675,000	1,984,461
Miami-Dade County Cap. Asset Acquisition Series 2012 A, 5% 10/1/26 (Pre-Refunded to 10/1/22 @ 100)	645,000	668,112
Miami-Dade County Expressway Auth.:
Series 2014 A, 5% 7/1/44	600,000	657,722
Series 2014 B:
5% 7/1/26	430,000	477,101
5% 7/1/27	300,000	332,308
5% 7/1/28	170,000	188,263
Series 2016 A:
5% 7/1/32	740,000	872,163
5% 7/1/33	630,000	740,997
Miami-Dade County Gen. Oblig. (Bldg. Better Cmntys. Prog.) Series 2016 A:
5% 7/1/24	8,545,000	9,519,348
5% 7/1/25	8,975,000	10,367,039
Miami-Dade County School Board Ctfs. of Prtn.:
Series 2015 A:
5% 5/1/27 (FSA Insured)	135,000	154,214
5% 5/1/29	700,000	796,651
Series 2016 A:
5% 5/1/30	1,295,000	1,512,957
5% 5/1/32	1,720,000	2,007,104
Miami-Dade County Wtr. & Swr. Rev. Series 2021, 5% 10/1/32	700,000	931,070
Orange County Health Facilities Auth.:
Series 2012 A, 5% 10/1/42 (Pre-Refunded to 4/1/22 @ 100)	2,075,000	2,099,149
Series 2016 A, 5% 10/1/44	395,000	463,015
Orange County School Board Ctfs. of Prtn. Series 2015 C, 5% 8/1/30 (Pre-Refunded to 8/1/25 @ 100)	1,720,000	1,994,745
Palm Beach County Arpt. Sys. Rev. Series 2016:
5% 10/1/23 (d)	230,000	248,370
5% 10/1/24 (d)	235,000	262,679
5% 10/1/27 (d)	170,000	201,735
5% 10/1/29 (d)	180,000	213,252
5% 10/1/30 (d)	320,000	379,585
5% 10/1/31 (d)	225,000	266,548
5% 10/1/32 (d)	345,000	408,164
5% 10/1/33 (d)	740,000	874,999
5% 10/1/34 (d)	775,000	916,905
5% 10/1/35 (d)	815,000	963,833
Palm Beach County Health Facilities Auth. Hosp. Rev. Series 2014, 5% 12/1/22 (Escrowed to Maturity)	115,000	120,006
Palm Beach County School Board Ctfs. of Prtn. Series 2015 D:
5% 8/1/28	810,000	932,715
5% 8/1/29	1,030,000	1,185,256
Pinellas County Hsg. Fin. Auth. Bonds Series 2021 B, 0.65%, tender 7/1/24 (a)	1,465,000	1,464,402
South Florida Wtr. Mgmt. District Ctfs. of Prtn. Series 2015:
5% 10/1/29	860,000	1,007,844
5% 10/1/32	1,080,000	1,261,731
South Miami Health Facilities Auth. Hosp. Rev. (Baptist Med. Ctr., FL. Proj.) Series 2017:
4% 8/15/33	430,000	490,321
5% 8/15/26	585,000	697,702
5% 8/15/27	385,000	472,015
5% 8/15/28	260,000	317,607
5% 8/15/30	560,000	682,909
5% 8/15/31	540,000	658,063
5% 8/15/32	400,000	486,893
5% 8/15/34	1,115,000	1,356,573
5% 8/15/35	740,000	899,378
5% 8/15/42	1,135,000	1,374,712
5% 8/15/47	1,685,000	2,024,246
Tallahassee Health Facilities Rev.:
(Tallahassee Memorial Healthcare, Inc. Proj.) Series 2016 A, 5% 12/1/41	190,000	216,496
Series 2015 A, 5% 12/1/40	380,000	427,307
Tampa Hosp. Rev. (H. Lee Moffitt Cancer Ctr. Proj.) Series 2020 B, 5% 7/1/50	4,500,000	5,582,244
Tampa Tax Allocation (H. Lee Moffitt Cancer Ctr. Proj.):
Series 2012 A:
5% 9/1/22	395,000	407,287
5% 9/1/25	70,000	72,111
Series 2020 A:
0% 9/1/37	800,000	507,324
0% 9/1/49	2,600,000	958,274
Volusia County Edl. Facilities Auth. Rev. (Embry-Riddle Aeronautical Univ., Inc. Proj.) Series 2020 A:
5% 10/15/44	225,000	275,943
5% 10/15/49	420,000	512,199
Volusia County School Board Ctfs. of Prtn.:
(Florida Master Lease Prog.) Series 2016 A:
5% 8/1/29 (Build America Mutual Assurance Insured)	170,000	198,160
5% 8/1/32 (Build America Mutual Assurance Insured)	860,000	997,580
(Master Lease Prog.) Series 2014 B:
5% 8/1/25	305,000	339,874
5% 8/1/26	60,000	66,811

TOTAL FLORIDA		137,270,449

Georgia - 4.7%
Atlanta Arpt. Rev.:
Series 2014 C, 5% 1/1/29 (d)	585,000	634,007
Series 2019 B, 5% 7/1/25 (d)	470,000	539,022
Atlanta Wtr. & Wastewtr. Rev.:
Series 2015, 5% 11/1/27	170,000	194,990
Series 2018 B, 5% 11/1/47	1,630,000	1,992,609
Burke County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (Georgia Pwr. Co. Plant Vogtle Proj.):
Series 1994, 2.25%, tender 5/25/23 (a)	2,815,000	2,884,787
Series 2013 1st, 2.925%, tender 3/12/24 (a)	5,290,000	5,561,833
Columbus Med. Ctr. Hosp. Auth. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 B, 5%, tender 7/1/29 (a)	1,700,000	2,127,141
Coweta County Dev. Auth. Rev. (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5% 7/1/44	5,000,000	6,215,492
DeKalb County Wtr. & Swr. Rev. Series 2011 A, 5.25% 10/1/36	515,000	520,555
Fayette County Hosp. Auth. Rev. Bonds (Piedmont Healthcare, Inc. Proj.) Series 2019 A, 5%, tender 7/1/24 (a)	900,000	982,155
Fulton County Dev. Auth. Rev. Series 2019, 4% 6/15/49	375,000	432,947
Georgia Muni. Elec. Auth. Pwr. Rev. Series 2021 A:
4% 1/1/35 (FSA Insured)	1,100,000	1,285,633
4% 1/1/37 (FSA Insured)	655,000	762,057
4% 1/1/39 (FSA Insured)	1,000,000	1,159,454
4% 1/1/39 (FSA Insured)	610,000	710,222
4% 1/1/40 (FSA Insured)	710,000	820,248
4% 1/1/41 (FSA Insured)	510,000	591,664
5% 1/1/31 (FSA Insured)	520,000	661,984
5% 1/1/33 (FSA Insured)	1,000,000	1,260,966
5% 1/1/33 (FSA Insured)	590,000	746,505
5% 1/1/34 (FSA Insured)	885,000	1,113,558
5% 1/1/34 (FSA Insured)	620,000	782,777
Georgia Muni. Gas Auth. Rev. (Gas Portfolio III Proj.) Series S, 5% 10/1/22	590,000	610,825
Georgia Road & Thruway Auth. Rev. Series 2020:
5% 6/1/31	2,000,000	2,612,093
5% 6/1/32	3,000,000	3,907,976
Glynn-Brunswick Memorial Hosp. Auth. Rev. (Southeast Georgia Health Sys. Proj.) Series 2017:
4% 8/1/43	385,000	415,960
5% 8/1/39	355,000	402,534
5% 8/1/43	470,000	557,024
Hosp. Auth. of Savannah Auth. Rev. Series 2019 A:
4% 7/1/36	1,410,000	1,635,510
4% 7/1/43	1,475,000	1,690,016
Main Street Natural Gas, Inc. Bonds:
Series 2018 C, 4%, tender 12/1/23 (a)	4,415,000	4,688,948
Series 2021 A, 4%, tender 9/1/27 (a)	50,000,000	57,785,835
Private Colleges & Univs. Auth. Rev.:
(Savannah College Art & Design, Inc. Proj.) Series 2014, 5% 4/1/24 (Escrowed to Maturity)	865,000	954,209
(The Savannah College of Art & Design Projs.) Series 2021:
4% 4/1/37	1,000,000	1,187,881
5% 4/1/30	550,000	706,254
5% 4/1/36	560,000	723,183
(The Savannah College of Art and Design Projs.) Series 2014:
5% 4/1/25 (Pre-Refunded to 4/1/24 @ 100)	600,000	661,879
5% 4/1/30 (Pre-Refunded to 4/1/24 @ 100)	345,000	380,581
5% 4/1/44 (Pre-Refunded to 4/1/24 @ 100)	1,155,000	1,274,117
Series 2020 B:
4% 9/1/37	1,345,000	1,617,604
4% 9/1/38	1,750,000	2,101,008
5% 9/1/25	1,240,000	1,438,579
5% 9/1/32	1,265,000	1,661,492

TOTAL GEORGIA		118,994,114

Hawaii - 1.4%
Hawaii Arpts. Sys. Rev.:
Series 2015 A:
5% 7/1/41 (d)	1,290,000	1,462,707
5% 7/1/45 (d)	1,000,000	1,133,881
Series 2018 A:
5% 7/1/29 (d)	220,000	271,086
5% 7/1/30 (d)	260,000	317,995
5% 7/1/31 (d)	250,000	305,464
5% 7/1/32 (d)	260,000	317,231
5% 7/1/33 (d)	260,000	317,337
5% 7/1/48 (d)	14,200,000	17,133,716
Hawaii Gen. Oblig. Series 2020 A, 4% 7/1/36 (d)	210,000	250,497
Honolulu City & County Gen. Oblig.:
(Honolulu Rail Transit Proj.) Series 2020 B, 5% 3/1/29	6,400,000	8,191,616
Series 2022 A:
5% 11/1/24 (b)	855,000	934,317
5% 11/1/25 (b)	380,000	429,425
5% 11/1/27 (b)	1,525,000	1,818,214
State of Hawaii Dept. of Trans. Series 2013:
5% 8/1/22 (d)	270,000	277,315
5.25% 8/1/24 (d)	345,000	370,261
5.25% 8/1/25 (d)	430,000	461,343

TOTAL HAWAII		33,992,405

Idaho - 0.0%
Idaho Hsg. & Fin. Assoc. Single Family Mtg. Series 2019 A, 4% 1/1/50	160,000	176,000
Illinois - 13.1%
Boone & Winnebago County Cmnty. Unit School District 200 Series 2002, 0% 1/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	335,000	335,000
Chicago Board of Ed.:
Series 2011 A:
5% 12/1/41	995,000	999,934
5.25% 12/1/41	615,000	618,137
5.5% 12/1/39	1,360,000	1,367,202
Series 2012 A, 5% 12/1/42	1,585,000	1,637,766
Series 2015 C, 5.25% 12/1/39	295,000	324,951
Series 2016 B, 6.5% 12/1/46	140,000	171,588
Series 2017 A, 7% 12/1/46 (e)	480,000	618,004
Series 2017 C:
5% 12/1/22	455,000	473,717
5% 12/1/23	390,000	422,456
5% 12/1/24	990,000	1,108,366
5% 12/1/25	565,000	650,950
5% 12/1/26	165,000	194,760
5% 12/1/30	440,000	524,641
Series 2017 D:
5% 12/1/23	510,000	552,442
5% 12/1/24	215,000	240,706
5% 12/1/31	515,000	612,650
Series 2018 A:
5% 12/1/25	170,000	195,861
5% 12/1/26	170,000	200,662
5% 12/1/28	815,000	999,980
5% 12/1/30	1,185,000	1,443,994
5% 12/1/32	200,000	242,594
5% 12/1/35	170,000	205,369
Series 2018 C, 5% 12/1/46	1,315,000	1,562,729
Series 2019 A:
5% 12/1/28	570,000	699,372
5% 12/1/30	1,155,000	1,438,113
5% 12/1/31	655,000	813,126
5% 12/1/33	1,545,000	1,909,662
Chicago Gen. Oblig.:
Series 2017 A, 6% 1/1/38	1,000,000	1,217,972
Series 2020 A:
5% 1/1/29	2,965,000	3,622,180
5% 1/1/30	5,100,000	6,312,736
Chicago Midway Arpt. Rev.:
Series 2013 A:
5.375% 1/1/33 (d)	4,500,000	4,706,547
5.5% 1/1/29 (d)	800,000	839,179
Series 2014 A:
5% 1/1/27 (d)	1,780,000	1,934,301
5% 1/1/28 (d)	3,295,000	3,580,629
5% 1/1/33 (d)	925,000	1,001,722
5% 1/1/34 (d)	450,000	486,858
Series 2016 A:
4% 1/1/33 (d)	1,280,000	1,410,867
5% 1/1/28 (d)	345,000	398,355
Series 2016 B:
4% 1/1/35	270,000	300,386
5% 1/1/36	345,000	400,988
5% 1/1/37	465,000	539,677
5% 1/1/46	1,220,000	1,413,142
Chicago O'Hare Int'l. Arpt. Rev.:
Series 2013 B, 5% 1/1/27	1,080,000	1,129,655
Series 2013 D, 5% 1/1/27	550,000	575,287
Series 2015 A:
5% 1/1/31 (d)	1,040,000	1,161,363
5% 1/1/32 (d)	2,100,000	2,344,400
Series 2015 C:
5% 1/1/24 (d)	245,000	266,340
5% 1/1/46 (d)	410,000	456,431
Series 2016 B, 5% 1/1/34	1,050,000	1,220,149
Series 2016 C:
5% 1/1/33	470,000	546,194
5% 1/1/34	545,000	633,316
Series 2016 G:
5% 1/1/37 (d)	345,000	406,586
5% 1/1/42 (d)	345,000	405,243
5.25% 1/1/29 (d)	60,000	71,973
5.25% 1/1/31 (d)	70,000	83,472
Series 2017 A, 5% 1/1/31	610,000	729,841
Series 2017 B:
5% 1/1/35	360,000	430,141
5% 1/1/37	1,470,000	1,751,230
Series 2017 C:
5% 1/1/30	105,000	125,749
5% 1/1/31	105,000	125,628
5% 1/1/32	110,000	131,650
Series 2017 D:
5% 1/1/28 (d)	515,000	612,156
5% 1/1/29 (d)	430,000	510,604
5% 1/1/32 (d)	465,000	550,288
5% 1/1/34 (d)	700,000	828,452
5% 1/1/35 (d)	515,000	608,724
5% 1/1/36 (d)	640,000	755,249
5% 1/1/37 (d)	345,000	406,586
Series 2018 A:
5% 1/1/37 (d)	3,500,000	4,272,441
5% 1/1/39 (d)	3,420,000	4,162,315
5% 1/1/48 (d)	570,000	683,409
5% 1/1/53 (d)	975,000	1,164,299
Chicago O'Hare Int'l. Arpt. Spl. Facilities Rev. Series 2018:
5% 7/1/38 (d)	455,000	538,357
5% 7/1/48 (d)	3,875,000	4,563,199
Chicago Transit Auth.:
Series 2014, 5.25% 12/1/49	3,100,000	3,474,625
Series 2017, 5% 12/1/46	705,000	833,467
Chicago Transit Auth. Cap. Grant Receipts Rev. Series 2017:
5% 6/1/22	350,000	356,630
5% 6/1/23	310,000	329,812
5% 6/1/24	50,000	55,329
5% 6/1/25	50,000	57,350
5% 6/1/26	40,000	47,374
Cook County Forest Preservation District Series 2012 A, 5% 11/15/22	345,000	359,188
Cook County Gen. Oblig.:
Series 2012 C, 5% 11/15/24	1,910,000	1,985,884
Series 2016 A:
5% 11/15/26	980,000	1,179,490
5% 11/15/27	480,000	575,245
5% 11/15/28	630,000	751,168
5% 11/15/29	780,000	928,788
5% 11/15/30	860,000	1,022,415
Series 2021 A, 5% 11/15/33	1,875,000	2,443,308
Series 2021 B:
4% 11/15/25	735,000	828,424
4% 11/15/26	375,000	431,704
4% 11/15/27	380,000	444,790
4% 11/15/28	190,000	225,161
Illinois Fin. Auth. Series 2020 A, 4% 5/15/50	6,000,000	6,851,060
Illinois Fin. Auth. Rev.:
(Bradley Univ. Proj.) Series 2017 C:
5% 8/1/29	210,000	250,005
5% 8/1/30	155,000	183,726
5% 8/1/32	210,000	247,582
(Depaul Univ. Proj.) Series 2016 A:
4% 10/1/34	170,000	192,018
5% 10/1/29	170,000	201,318
5% 10/1/30	170,000	201,221
5% 10/1/35	345,000	406,776
(OSF Healthcare Sys.) Series 2018 A:
4.125% 5/15/47	5,390,000	6,164,803
5% 5/15/43	7,175,000	8,737,500
(Presence Health Proj.) Series 2016 C:
3.625% 2/15/32	200,000	223,390
4% 2/15/33	45,000	51,321
5% 2/15/26	525,000	618,493
5% 2/15/29	1,060,000	1,277,216
5% 2/15/36	240,000	287,001
(Rosalind Franklin Univ. Research Bldg. Proj.) Series 2017 C, 5% 8/1/46	170,000	196,398
(Rush Univ. Med. Ctr. Proj.) Series 2015 A, 5% 11/15/34	85,000	96,403
Series 2012 A:
5% 5/15/22	375,000	381,448
5% 5/15/23 (Pre-Refunded to 5/15/22 @ 100)	50,000	50,885
Series 2012:
4% 9/1/32 (Pre-Refunded to 9/1/22 @ 100)	1,510,000	1,548,165
5% 9/1/32 (Pre-Refunded to 9/1/22 @ 100)	325,000	335,352
5% 9/1/38 (Pre-Refunded to 9/1/22 @ 100)	4,520,000	4,663,970
5% 11/15/43 (Pre-Refunded to 11/15/22 @ 100)	900,000	936,962
Series 2013:
5% 11/15/24	85,000	88,374
5% 11/15/27	15,000	15,582
5% 11/15/28	495,000	513,683
5% 11/15/29	240,000	249,165
Series 2015 A:
5% 10/1/35	3,010,000	3,465,535
5% 11/15/45	555,000	636,371
Series 2015 B, 5% 11/15/27	545,000	622,599
Series 2015 C:
4.125% 8/15/37	150,000	163,712
5% 8/15/35	1,285,000	1,466,701
5% 8/15/44	6,275,000	7,140,707
Series 2016 A:
5% 8/15/22 (Escrowed to Maturity)	170,000	174,981
5% 8/15/25 (Escrowed to Maturity)	410,000	474,597
5% 7/1/28	210,000	248,624
5% 2/15/29	885,000	1,032,317
5% 2/15/30	935,000	1,086,280
5% 7/1/30	120,000	140,911
5% 2/15/31	755,000	874,914
5% 7/1/31	215,000	252,466
5% 2/15/32	730,000	844,628
5% 7/1/33	110,000	129,063
5% 7/1/34	860,000	1,009,037
5% 8/15/34 (Pre-Refunded to 8/15/26 @ 100)	110,000	131,471
5% 8/15/35 (Pre-Refunded to 8/15/26 @ 100)	90,000	107,567
5% 7/1/36	445,000	522,118
5% 8/15/36 (Pre-Refunded to 8/15/26 @ 100)	350,000	418,316
5.25% 8/15/31 (Pre-Refunded to 8/15/26 @ 100)	105,000	126,685
Series 2016 B:
5% 8/15/31	1,270,000	1,526,364
5% 8/15/32	1,040,000	1,248,614
5% 8/15/34	1,295,000	1,553,372
5% 8/15/36	1,805,000	2,161,471
Series 2016 C:
3.75% 2/15/34	250,000	280,140
4% 2/15/36	1,070,000	1,212,712
4% 2/15/41	2,940,000	3,311,829
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	135,000	156,407
5% 2/15/24	115,000	126,214
5% 2/15/30	1,335,000	1,606,649
5% 2/15/31	4,825,000	5,799,383
5% 2/15/32	760,000	912,587
5% 2/15/34	605,000	725,510
5% 2/15/41	1,190,000	1,419,075
Series 2016:
4% 2/15/41 (Pre-Refunded to 2/15/27 @ 100)	5,000	5,793
5% 5/15/29	215,000	251,139
5% 12/1/29	295,000	349,133
5% 5/15/30	455,000	529,446
5% 12/1/46	805,000	937,504
Series 2017 A, 5% 8/1/42	150,000	174,236
Series 2017:
5% 1/1/29	575,000	692,083
5% 7/1/34	965,000	1,154,276
5% 7/1/35	810,000	967,891
Series 2018 A:
4.25% 1/1/44	530,000	605,368
5% 1/1/38	2,140,000	2,573,267
5% 1/1/44	3,200,000	3,815,142
Series 2019, 4% 9/1/35	490,000	560,753
Illinois Gen. Oblig.:
Series 2012 A, 4% 1/1/23	435,000	436,195
Series 2012:
5% 3/1/23	885,000	891,510
5% 8/1/23	790,000	846,121
Series 2013:
5.5% 7/1/24	170,000	182,908
5.5% 7/1/25	900,000	968,336
Series 2014:
5% 2/1/22	180,000	180,647
5% 2/1/23	760,000	797,616
5% 2/1/25	625,000	681,214
5% 2/1/26	470,000	512,170
5% 4/1/28	395,000	432,429
5% 5/1/28	370,000	406,263
5% 2/1/39	2,950,000	3,195,522
5.25% 2/1/31	75,000	82,001
Series 2016:
5% 2/1/23	310,000	325,343
5% 2/1/24	3,175,000	3,465,664
5% 6/1/25	1,515,000	1,730,543
5% 11/1/25	515,000	595,191
5% 6/1/26	205,000	240,769
5% 2/1/27	1,160,000	1,384,252
Series 2017 C, 5% 11/1/29	1,450,000	1,741,891
Series 2017 D:
5% 11/1/25	7,545,000	8,719,839
5% 11/1/27	3,570,000	4,320,905
Series 2019 B:
5% 9/1/22	970,000	999,925
5% 9/1/23	990,000	1,063,850
5% 9/1/24	990,000	1,103,585
Series 2021 A:
5% 3/1/34	3,530,000	4,508,528
5% 3/1/46	7,365,000	9,145,160
Illinois Hsg. Dev. Auth. Series 2021, 3% 4/1/51	3,485,000	3,759,675
Illinois Hsg. Dev. Auth. Multi-family Hsg. Rev. Series 2019, 2.9% 7/1/35	1,506,125	1,607,704
Illinois Hsg. Dev. Auth. Rev. Series D, 3.75% 4/1/50	375,000	410,772
Illinois Muni. Elec. Agcy. Pwr. Supply Series 2015 A, 5% 2/1/31	700,000	805,246
Illinois Toll Hwy. Auth. Toll Hwy. Rev.:
Series 2015 A, 5% 1/1/37	1,505,000	1,715,385
Series 2016 A:
5% 12/1/31	1,210,000	1,406,882
5% 12/1/32	1,775,000	2,061,538
Series 2019 A, 5% 1/1/44	470,000	583,130
Series A:
5% 1/1/40	1,140,000	1,461,558
5% 1/1/41	3,000,000	3,837,625
5% 1/1/45	10,130,000	12,845,917
Kendall, Kane & Will Counties Cmnty. Unit School District #308 Series 2016:
5% 2/1/34	1,205,000	1,398,296
5% 2/1/35	860,000	996,459
5% 2/1/36	1,480,000	1,712,269
McHenry & Kane Counties Cmnty. Consolidated School District #158 Series 2004, 0% 1/1/24 (FSA Insured)	880,000	864,844
Metropolitan Pier & Exposition:
(McCormick Place Expansion Proj.):
Series 1996 A, 0% 6/15/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,085,000	1,072,261
Series 2010 B1:
0% 6/15/43 (FSA Insured)	10,730,000	6,267,173
0% 6/15/45 (FSA Insured)	5,250,000	2,876,422
0% 6/15/47 (FSA Insured)	625,000	322,878
Series 2012 B, 0% 12/15/51	2,255,000	927,283
Series A:
0% 6/15/22 (Escrowed to Maturity)	220,000	219,656
0% 12/15/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	590,000	571,477
Series 1994, 0% 6/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,145,000	1,029,771
Series 1996 A, 0% 6/15/24	525,000	512,302
Series 2017 B:
5% 12/15/25	170,000	197,016
5% 12/15/26	570,000	679,475
5% 12/15/27	60,000	73,293
5% 12/15/31	115,000	137,876
5% 12/15/34	70,000	83,295
Series 2020 A, 5% 6/15/50	1,900,000	2,280,054
Series 2020 B, 5% 6/15/42	2,305,000	2,834,964
Series 2022 A:
0% 12/15/36 (b)	215,000	148,021
0% 12/15/39 (b)	1,750,000	1,085,290
0% 12/15/40 (b)	1,470,000	879,772
0% 12/15/41 (b)	1,100,000	636,065
4% 6/15/52 (b)	20,000,000	22,691,666
Northern Illinois Univ. Revs. Series 2020 B, 5% 4/1/34 (Build America Mutual Assurance Insured)	1,350,000	1,703,231
Railsplitter Tobacco Settlement Auth. Rev. Series 2017:
5% 6/1/27	4,130,000	4,844,623
5% 6/1/28	475,000	554,326
Univ. of Illinois Rev.:
Series 2013:
6% 10/1/42	945,000	1,026,897
6.25% 10/1/38	935,000	1,021,255
Series 2018 A, 5% 4/1/30	715,000	882,931
Will County Cmnty. Unit School District #365-U Series 2007 B, 0% 11/1/26 (FSA Insured)	1,060,000	1,010,314
Will County Illinois Series 2016:
5% 11/15/31 (Pre-Refunded to 11/15/25 @ 100)	280,000	327,710
5% 11/15/32 (Pre-Refunded to 11/15/25 @ 100)	215,000	251,634
5% 11/15/33 (Pre-Refunded to 11/15/25 @ 100)	260,000	304,302
5% 11/15/34 (Pre-Refunded to 11/15/25 @ 100)	260,000	304,302

TOTAL ILLINOIS		330,190,137

Indiana - 0.7%
Indiana Fin. Auth. Envir. Facilities Rev. Bonds (Indianapolis Pwr. & Lt. Co. Proj.):
Series 2020 A, 0.75%, tender 4/1/26 (a)	300,000	298,643
Series 2020 B, 0.95%, tender 4/1/26 (a)(d)	475,000	472,077
Indiana Fin. Auth. Rev.:
Series 2012, 5% 3/1/30 (Pre-Refunded to 3/1/22 @ 100)	785,000	790,990
Series 2015 A, 5.25% 2/1/32	1,215,000	1,407,721
Series 2016:
5% 9/1/22	50,000	51,579
5% 9/1/23	75,000	80,822
5% 9/1/24	115,000	128,906
5% 9/1/26	225,000	269,503
5% 9/1/27	110,000	130,351
5% 9/1/28	530,000	625,102
5% 9/1/29	260,000	306,029
5% 9/1/30	240,000	281,956
Indiana Fin. Auth. Wastewtr. Util. Rev.:
(CWA Auth. Proj.):
Series 2012 A, 5% 10/1/26	440,000	455,228
Series 2015 A, 5% 10/1/30	830,000	931,764
Series 2021 2, 5% 10/1/41	1,750,000	2,303,812
Indiana Hsg. & Cmnty. Dev. Auth.:
(Glasswater Creek of Whitestown Proj.) Series 2020, 5.375% 10/1/40 (e)	610,000	635,613
Series 2021 B:
3% 7/1/50	560,000	602,710
5% 1/1/23	500,000	523,398
Indianapolis Local Pub. Impt.:
(Courthouse and Jail Proj.) Series 2019 A, 5% 2/1/49	1,150,000	1,414,392
Series 2016:
4% 1/1/32 (d)	170,000	190,176
4% 1/1/33 (d)	170,000	190,280
4% 1/1/34 (d)	215,000	240,333
4% 1/1/35 (d)	480,000	535,480
5% 1/1/26 (d)	180,000	209,365
Lake Central Multi-District School Bldg. Corp. Series 2012 B, 5% 1/15/30 (Pre-Refunded to 1/15/23 @ 100)	370,000	388,348
Purdue Univ. Rev. Series 2018 DD:
5% 7/1/34	205,000	254,151
5% 7/1/35	405,000	501,460
5% 7/1/36	440,000	543,939
5% 7/1/37	410,000	506,001
Saint Joseph County Econ. Dev. Auth. Rev. (St. Mary's College Proj.):
Series 2019, 5% 4/1/43	1,685,000	2,029,350
Series 2020, 4% 4/1/37	830,000	937,975
Whiting Envir. Facilities Rev. Bonds (BP Products North America, Inc. Proj.) Series 2015, 5%, tender 11/1/22 (a)(d)	300,000	311,532

TOTAL INDIANA		18,548,986

Iowa - 0.4%
Iowa Fin. Auth. Rev. Series A:
5% 5/15/43	240,000	272,907
5% 5/15/48	280,000	316,729
Iowa Student Ln. Liquidity Corp. Student Ln. Rev. Series 2019 B:
5% 12/1/22 (d)	400,000	416,797
5% 12/1/29 (d)	1,050,000	1,302,803
Tobacco Settlement Auth. Tobacco Settlement Rev.:
Series 2021 A2:
4% 6/1/34	1,000,000	1,201,732
4% 6/1/36	1,000,000	1,194,778
4% 6/1/39	1,000,000	1,184,858
5% 6/1/32	900,000	1,179,112
Series 2021 B1, 4% 6/1/49	1,475,000	1,695,445

TOTAL IOWA		8,765,161

Kansas - 0.1%
Wyandotte County/Kansas City Unified Govt. Util. Sys. Rev. Series 2016 A:
5% 9/1/40	775,000	889,186
5% 9/1/45	1,170,000	1,335,755

TOTAL KANSAS		2,224,941

Kentucky - 1.1%
Kenton County Arpt. Board Arpt. Rev. Series 2016:
5% 1/1/22	125,000	125,000
5% 1/1/23	75,000	78,540
5% 1/1/28	275,000	320,581
5% 1/1/31	260,000	302,707
5% 1/1/32	260,000	302,447
Kentucky Econ. Dev. Fin. Auth. Series 2019 A2, 5% 8/1/49	3,160,000	3,856,622
Kentucky State Property & Buildings Commission Rev.:
(Proj. No. 119) Series 2018:
5% 5/1/26	175,000	207,227
5% 5/1/27	505,000	614,204
5% 5/1/29	935,000	1,156,262
5% 5/1/32	245,000	302,178
5% 5/1/33	190,000	235,061
5% 5/1/34	215,000	265,783
5% 5/1/35	130,000	159,685
5% 5/1/36	110,000	134,890
Series B, 5% 8/1/23	1,205,000	1,293,065
Kentucky, Inc. Pub. Energy:
Bonds Series A, 4%, tender 6/1/26 (a)	9,405,000	10,630,137
Series A, 4% 6/1/24	500,000	540,216
Louisville & Jefferson County:
Bonds:
Series 2020 B, 5%, tender 10/1/23 (a)	1,270,000	1,371,845
Series 2020 C, 5%, tender 10/1/26 (a)	435,000	520,723
Series 2020 D, 5%, tender 10/1/29 (a)	525,000	670,836
Series 2013 A:
5.5% 10/1/33	585,000	633,906
5.75% 10/1/38	1,510,000	1,641,381
Series 2020 A, 5% 10/1/37	1,220,000	1,528,399

TOTAL KENTUCKY		26,891,695

Louisiana - 0.6%
Louisiana Pub. Facilities Auth. Hosp. Rev. (Franciscan Missionaries of Our Lady Health Sys. Proj.) Series 2017 A, 5% 7/1/47	500,000	592,431
Louisiana Pub. Facilities Auth. Rev. (Tulane Univ. of Louisiana Proj.) Series 2016 A:
5% 12/15/24	260,000	293,735
5% 12/15/25	535,000	625,289
5% 12/15/26	215,000	258,934
5% 12/15/28	345,000	412,496
5% 12/15/29	245,000	292,138
5% 12/15/30	480,000	571,764
New Orleans Aviation Board Rev.:
(North Term. Proj.):
Series 2015 B:
5% 1/1/27 (d)	240,000	269,899
5% 1/1/29 (d)	895,000	1,004,517
5% 1/1/30 (d)	1,205,000	1,349,409
5% 1/1/31 (d)	430,000	480,179
5% 1/1/40 (d)	4,600,000	5,129,581
Series 2017 B:
5% 1/1/27 (d)	70,000	83,616
5% 1/1/28 (d)	40,000	47,610
5% 1/1/32 (d)	70,000	82,839
5% 1/1/33 (d)	120,000	142,159
5% 1/1/34 (d)	35,000	41,423
5% 1/1/35 (d)	70,000	82,739
5% 1/1/37 (d)	1,000,000	1,181,163
Series 2017 D2:
5% 1/1/27 (d)	85,000	101,534
5% 1/1/28 (d)	125,000	148,782
5% 1/1/31 (d)	110,000	129,844
5% 1/1/33 (d)	175,000	207,315
5% 1/1/34 (d)	210,000	248,536
5% 1/1/36 (d)	160,000	189,152
5% 1/1/37 (d)	265,000	313,008

TOTAL LOUISIANA		14,280,092

Maine - 0.5%
Maine Health & Higher Edl. Facilities Auth. Rev.:
(Eastern Maine Healthcare Systems Proj.) Series 2013, 5% 7/1/43 (Pre-Refunded to 7/1/23 @ 100)	800,000	856,008
Series 2013, 5% 7/1/25 (Pre-Refunded to 7/1/23 @ 100)	305,000	326,353
Series 2016 A:
4% 7/1/41	405,000	444,998
4% 7/1/46	555,000	606,481
5% 7/1/41	1,790,000	2,058,919
5% 7/1/46	4,775,000	5,462,793
Series 2017 B:
4% 7/1/25	75,000	83,571
4% 7/1/31	120,000	136,087
4% 7/1/32	85,000	96,227
4% 7/1/34	175,000	197,629
5% 7/1/26	55,000	65,089
5% 7/1/28	90,000	108,729
5% 7/1/29	70,000	84,290
5% 7/1/33	170,000	203,328
5% 7/1/35	130,000	155,276
Maine Tpk. Auth. Tpk. Rev. Series 2015:
5% 7/1/32	180,000	206,770
5% 7/1/36	450,000	514,743
5% 7/1/38	115,000	131,119

TOTAL MAINE		11,738,410

Maryland - 2.5%
Anne Arundel County Gen. Oblig. Series 2021:
5% 10/1/26	2,230,000	2,688,195
5% 4/1/27	2,490,000	3,044,660
5% 4/1/27	8,780,000	10,735,788
5% 4/1/28	2,495,000	3,133,351
5% 4/1/28	4,220,000	5,299,696
Baltimore Proj. Rev.:
(Wtr. Proj.) Series 2020 A, 4% 7/1/45	2,000,000	2,368,785
(Wtr. Projs.) Series 2020 A, 5% 7/1/50	2,200,000	2,788,221
City of Westminster Series 2016:
5% 11/1/27	445,000	528,323
5% 11/1/28	475,000	561,313
5% 11/1/29	500,000	588,290
5% 11/1/30	530,000	621,199
Hsg. Opportunities Commission of Montgomery County Series 2021 C, 0.8% 7/1/25	495,000	495,270
Maryland Cmnty. Dev. Admin Dept. Hsg. & Cmnty. Dev. Series 2019 B, 4% 9/1/49	700,000	764,357
Maryland Dept. of Trans. Series 2021 B:
4% 8/1/51 (d)	1,800,000	2,097,004
5% 8/1/46 (d)	4,000,000	5,069,255
Maryland Econ. Dev. Auth. Rev. (Ports America Chesapeake LLC. Proj.) Series 2017 A:
5% 6/1/30	215,000	261,865
5% 6/1/35	345,000	415,544
Maryland Gen. Oblig.:
Series 2021 2A, 5% 8/1/28	5,720,000	7,249,536
Series 2022 2C, 4% 3/1/29 (b)	4,290,000	5,120,878
Maryland Health & Higher Edl. Series 2021 A:
5% 6/1/29	180,000	224,103
5% 6/1/33	450,000	576,855
Maryland Health & Higher Edl. Facilities Auth. Rev.:
(Medstar Health, Inc. Proj.) Series 2017 A, 5% 5/15/45	550,000	663,249
Series 2015, 5% 7/1/24	130,000	144,617
Series 2016 A:
4% 7/1/42	295,000	322,231
5% 7/1/35	120,000	139,892
Prince Georges County Ctfs. of Prtn. Series 2021:
5% 10/1/27	2,460,000	3,042,891
5% 10/1/28	3,600,000	4,562,835

TOTAL MARYLAND		63,508,203

Massachusetts - 6.0%
Massachusetts Bay Trans. Auth. Sales Tax Rev. Series 2021 A1, 5% 7/1/34	3,740,000	4,985,402
Massachusetts Commonwealth Trans. Fund Rev.:
(Rail Enhancement Prog.) Series 2021 B, 5% 6/1/37	5,115,000	6,358,420
Series 2021 A, 5% 6/1/51	8,150,000	10,300,202
Massachusetts Dev. Fin. Agcy. Rev.:
(Lesley Univ. Proj.) Series 2016, 5% 7/1/39	285,000	333,105
(Partners Healthcare Sys., Inc. Proj.):
Series 2017 S:
5% 7/1/30	670,000	825,302
5% 7/1/34	725,000	890,610
Series 2017, 4% 7/1/41	1,720,000	1,965,891
(Univ. of Massachusetts Health Cr., Inc. Proj.) Series 2017 L, 4% 7/1/44	170,000	190,319
(Wentworth Institute of Technology Proj.) Series 2017:
5% 10/1/27	175,000	207,132
5% 10/1/28	180,000	212,601
5% 10/1/29	190,000	223,363
5% 10/1/31	210,000	245,484
5% 10/1/32	220,000	256,834
Series 2016:
5% 10/1/29	170,000	202,448
5% 10/1/30	260,000	309,744
5% 7/1/31	290,000	338,720
5% 10/1/31	280,000	333,279
5% 10/1/43	1,500,000	1,736,190
Series 2019, 5% 9/1/59	4,040,000	4,948,112
Series 2020 A:
4% 7/1/45	3,170,000	3,632,853
5% 10/15/26	10,750,000	12,974,147
5% 10/15/28	1,500,000	1,913,154
5% 10/15/29	5,000,000	6,530,369
5% 10/15/30	5,000,000	6,684,646
Series 2021 V, 5% 7/1/55	5,435,000	8,938,815
Series BB1, 5% 10/1/46	70,000	83,512
Series J2, 5% 7/1/53	7,000,000	8,428,658
Series M:
4% 10/1/50	3,170,000	3,616,709
5% 10/1/45	2,390,000	2,940,250
Massachusetts Edl. Fing. Auth. Rev.:
Series 2016 J, 5% 7/1/22 (d)	955,000	977,109
Series 2016, 5% 7/1/24 (d)	1,400,000	1,535,776
Series 2019 B, 5% 7/1/27 (d)	675,000	802,603
Massachusetts Gen. Oblig.:
Series 2017 A:
5% 4/1/36	365,000	443,413
5% 4/1/42	1,380,000	1,669,116
Series 2019 A, 5% 1/1/49	1,000,000	1,240,815
Series 2019 C, 5% 5/1/49	1,560,000	1,952,670
Series E:
5% 11/1/45	1,345,000	1,724,708
5% 11/1/50	11,920,000	15,200,763
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	55,000	55,243
Massachusetts Hsg. Fin. Auth. Series 2021 223, 3% 6/1/47	2,875,000	3,104,403
Massachusetts Port Auth. Rev.:
Series 2016 A:
5% 7/1/33	360,000	426,392
5% 7/1/34	185,000	219,162
5% 7/1/38	270,000	319,949
Series 2016 B, 5% 7/1/43 (d)	1,480,000	1,732,781
Series 2019 A, 5% 7/1/40 (d)	500,000	618,505
Series 2021 E:
5% 7/1/37 (d)	4,100,000	5,320,777
5% 7/1/41 (d)	6,955,000	8,954,369
5% 7/1/46 (d)	1,325,000	1,688,265
5% 7/1/51 (d)	9,000,000	11,413,107
Massachusetts Port Auth. Spl. Facilities Rev. (Bosfuel Proj.) Series 2019 A, 5% 7/1/49 (d)	1,485,000	1,809,030

TOTAL MASSACHUSETTS		151,815,227

Michigan - 1.5%
Detroit Downtown Dev. Auth. Tax Series A, 5% 7/1/37 (FSA Insured)	405,000	445,226
Detroit Gen. Oblig. Series 2021 A, 5% 4/1/46	550,000	672,525
Detroit School District School Bldg. and Site Impt. Series 2012 A, 5% 5/1/23	690,000	700,564
Great Lakes Wtr. Auth. Sew Disp. Sys. Series 2018 A:
5% 7/1/43	420,000	510,519
5% 7/1/48	1,815,000	2,193,707
Kalamazoo Hosp. Fin. Auth. Hosp. Facilities Rev. Series 2016, 5% 5/15/28	405,000	478,816
Michigan Bldg. Auth. Rev. Series 2015 I:
5% 4/15/30	820,000	950,205
5% 4/15/30 (Pre-Refunded to 10/15/25 @ 100)	40,000	46,765
Michigan Fin. Auth. Rev.:
(Charter County of Wayne Criminal Justice Ctr. Proj.) Series 2018, 5% 11/1/43	535,000	653,975
(Trinity Health Proj.) Series 2017, 5% 12/1/42	445,000	543,186
Series 2012, 5% 11/15/42	1,785,000	1,851,899
Series 2015 A, 5% 8/1/32	570,000	633,155
Series 2015 MI, 5% 12/1/24	765,000	865,414
Series 2016, 5% 11/15/41	325,000	382,972
Series 2020 A, 4% 6/1/49	765,000	873,505
Series 2021:
4% 9/1/39	600,000	701,182
4% 9/1/40	600,000	699,928
4% 9/1/41	500,000	581,861
Series MI, 5.5% 12/1/27	820,000	952,828
Michigan Hosp. Fin. Auth. Rev.:
Series 2008 C:
5% 12/1/32	230,000	282,836
5% 12/1/32 (Pre-Refunded to 12/1/27 @ 100)	25,000	30,948
Series 2012 A, 5% 6/1/26	345,000	351,622
Michigan Hsg. Dev. Auth. Single Family Mtg. Rev. Series A, 3.5% 12/1/50	645,000	702,326
Oakland Univ. Rev. Series 2019:
5% 3/1/40	1,020,000	1,266,376
5% 3/1/41	1,075,000	1,333,033
5% 3/1/44	2,100,000	2,590,586
5% 3/1/50	3,400,000	4,182,105
Portage Pub. Schools Series 2016:
5% 11/1/30	490,000	577,939
5% 11/1/31	435,000	512,662
5% 11/1/36	45,000	52,720
Univ. of Michigan Rev.:
Series 2017 A, 5% 4/1/24	1,085,000	1,198,186
Series 2020 A, 4% 4/1/45	1,500,000	1,785,495
Wayne County Arpt. Auth. Rev.:
Series 2015 F, 5% 12/1/27 (d)	1,205,000	1,398,493
Series 2015 G, 5% 12/1/28 (d)	945,000	1,094,371
Series 2017 A:
4% 12/1/33 (FSA Insured)	255,000	292,318
4% 12/1/34 (FSA Insured)	210,000	240,374
4% 12/1/35 (FSA Insured)	205,000	233,933
4% 12/1/36 (FSA Insured)	215,000	245,073
5% 12/1/31	65,000	79,049
5% 12/1/32	65,000	78,933
5% 12/1/34	120,000	146,872
5% 12/1/35	110,000	134,580
5% 12/1/37	75,000	91,278
Series 2017 B:
5% 12/1/29 (d)	105,000	127,495
5% 12/1/30 (d)	120,000	145,141
5% 12/1/31 (d)	140,000	169,370
5% 12/1/32 (d)	90,000	109,463
5% 12/1/32 (d)	110,000	133,579
5% 12/1/34 (d)	105,000	127,374
5% 12/1/35 (d)	110,000	133,456
5% 12/1/37 (d)	145,000	174,999
5% 12/1/42 (d)	170,000	204,704
Series 2018 B, 5% 12/1/48 (d)	1,000,000	1,216,201
Series 2018 D, 5% 12/1/29 (d)	800,000	994,403

TOTAL MICHIGAN		37,176,525

Minnesota - 0.1%
Maple Grove Health Care Sys. Rev.:
Series 2015, 5% 9/1/29	485,000	550,549
Series 2017, 5% 5/1/25	140,000	159,677
Minnesota Higher Ed. Facilities Auth. Rev. Series 2018 A:
5% 10/1/30	130,000	159,424
5% 10/1/45	285,000	340,001
Moorhead Edl. Facilities Rev. (The Concordia College Corp. Proj.) Series 2016, 5% 12/1/25	205,000	224,589
Shakopee Sr. Hsg. Rev. Bonds Series 2018, 5.85%, tender 11/1/25 (a)(e)	1,255,000	1,345,521

TOTAL MINNESOTA		2,779,761

Mississippi - 0.1%
Mississippi Home Corp. Series 2021 B:
3% 6/1/51	1,455,000	1,570,416
5% 6/1/27	720,000	874,223

TOTAL MISSISSIPPI		2,444,639

Missouri - 0.3%
Cape Girardeau County Indl. Dev. Auth. (Southeast Hosp. Proj.) Series 2017 A:
5% 3/1/30	120,000	140,899
5% 3/1/31	130,000	152,171
5% 3/1/36	260,000	302,254
Kansas City Indl. Dev. Auth. (Kansas City Int'l. Arpt. Term. Modernization Proj.) Series 2019 B, 5% 3/1/38 (d)	500,000	613,446
Kansas City Spl. Oblig. (Downtown Streetcar Proj.) Series 2014 A:
5% 9/1/26	205,000	205,731
5% 9/1/27	85,000	85,302
5% 9/1/28	170,000	170,603
5% 9/1/29	170,000	170,602
5% 9/1/30	240,000	240,848
Missouri Health & Edl. Facilities Rev. Series 2015 B:
3.125% 2/1/27	170,000	182,862
3.25% 2/1/28	170,000	183,004
4% 2/1/40	140,000	153,384
5% 2/1/29	215,000	245,605
5% 2/1/31	445,000	504,813
5% 2/1/33	495,000	558,747
5% 2/1/36	465,000	521,417
Missouri Hsg. Dev. Commission Single Family Mtg. Rev.:
Series 2019, 4% 5/1/50	175,000	192,212
Series 2021 A, 3% 5/1/52	2,650,000	2,856,279
Saint Louis Arpt. Rev. Series 2012, 5% 7/1/32 (d)	605,000	618,551
Saint Louis County Indl. Dev. Auth. Sr. Living Facilities Rev. Series 2018 A, 5.125% 9/1/48	255,000	284,761

TOTAL MISSOURI		8,383,491

Montana - 0.0%
Montana Board Hsg. Single Family:
Series 2017 B, 4% 12/1/48 (d)	165,000	172,617
Series 2019 B, 4% 6/1/50	100,000	111,387

TOTAL MONTANA		284,004

Nebraska - 0.4%
Central Plains Energy Proj. Gas Supply Bonds Series 2019, 4%, tender 8/1/25 (a)	5,825,000	6,466,482
Douglas County Neb Edl. Facilities Rev. (Creighton Univ. Proj.) Series 2017:
4% 7/1/34	170,000	194,294
5% 7/1/36	120,000	144,619
Nebraska Invt. Fin. Auth. Single Family Hsg. Rev.:
Series 2019 B, 4% 9/1/49 (d)	530,000	574,467
Series 2019 E, 3.75% 9/1/49 (d)	595,000	634,327
Nebraska Pub. Pwr. District Rev. Series 2016 B:
5% 1/1/37	425,000	493,616
5% 1/1/40	195,000	225,805
Omaha Arpt. Auth. Arpt. Rev. Series 2017 A:
5% 12/15/22 (d)	130,000	135,879
5% 12/15/23 (d)	130,000	141,218
5% 12/15/25 (d)	70,000	81,456
5% 12/15/26 (d)	250,000	299,606
5% 12/15/27 (d)	170,000	203,019
5% 12/15/30 (d)	260,000	309,982
5% 12/15/31 (d)	135,000	160,776
5% 12/15/33 (d)	140,000	166,513
5% 12/15/35 (d)	345,000	410,605
5% 12/15/36 (d)	85,000	101,209

TOTAL NEBRASKA		10,743,873

Nevada - 0.6%
Clark County Arpt. Rev.:
Series 2014 A2, 5% 7/1/30	485,000	537,615
Series 2019 A, 5% 7/1/26	1,935,000	2,303,149
Clark County McCarran Int'l. Arpt. Passenger Facility Charge Rev. (Clark County Arpt. Rev. Proj.) Series 2017 B, 5% 7/1/22 (d)	385,000	393,874
Clark County Poll. Cont. Rev. Bonds Series 2017, 1.65%, tender 3/31/23 (a)	1,035,000	1,050,589
Las Vegas Valley Wtr. District Wtr. Impt. Gen. Oblig. Series 2016 B, 5% 6/1/36	780,000	919,328
Nevada Hsg. Division Single Family Mtg. Rev.:
Series 2019 B, 4% 10/1/49	305,000	333,722
Series 2021 B, 3% 10/1/51	8,635,000	9,402,103

TOTAL NEVADA		14,940,380

New Hampshire - 0.8%
Nat'l. Fin. Auth. Hosp. Rev. (St. Luke's Univ. Health Network Proj.) Series 2021 B, 5% 8/15/26	655,000	777,584
Nat'l. Finnance Auth. Series 2020 1, 4.125% 1/20/34	1,470,078	1,750,148
New Hampshire Health & Ed. Facilities Auth.:
(Concord Hosp.) Series 2017, 5% 10/1/42	515,000	613,829
(Dartmouth-Hitchcock Oblgtd Grp Proj.) Series 2018 A:
5% 8/1/28	210,000	259,044
5% 8/1/29	185,000	226,891
5% 8/1/30	170,000	208,295
(Partners Healthcare Sys., Inc. Proj.) Series 2017:
5% 7/1/30	440,000	541,989
5% 7/1/32	660,000	811,590
5% 7/1/33	600,000	737,646
5% 7/1/34	920,000	1,130,153
5% 7/1/35	965,000	1,183,388
5% 7/1/36	1,015,000	1,242,219
5% 7/1/37	890,000	1,087,530
Series 2017, 5% 7/1/44	2,265,000	2,620,506
New Hampshire Health & Ed. Facilities Auth. Rev.:
(Covenant Health Sys., Inc. Proj.) Series 2012, 5% 7/1/42 (Pre-Refunded to 7/1/22 @ 100)	65,000	66,502
Series 2012:
4% 7/1/32	475,000	480,428
5% 7/1/24	170,000	173,601
5% 7/1/25	205,000	209,245
5% 7/1/27	85,000	86,663
Series 2016:
4% 10/1/38	415,000	458,322
5% 10/1/22	185,000	191,502
5% 10/1/24	365,000	408,309
5% 10/1/25	360,000	416,501
5% 10/1/29	1,150,000	1,356,011
5% 10/1/31	895,000	1,049,381
5% 10/1/33	695,000	813,004
5% 10/1/38	1,285,000	1,496,561

TOTAL NEW HAMPSHIRE		20,396,842

New Jersey - 4.4%
Atlantic County Impt. Auth. (Atlantic City Campus Proj.) Series 2016 A:
5% 7/1/28 (FSA Insured)	180,000	210,935
5% 7/1/30 (FSA Insured)	435,000	507,261
5% 7/1/32 (FSA Insured)	215,000	249,692
5% 7/1/33 (FSA Insured)	225,000	260,879
New Jersey Econ. Dev. Auth.:
(White Horse HMT Urban Renewal LLC Proj.) Series 2020, 5% 1/1/40 (e)	260,000	266,015
Series A:
5% 11/1/31	2,265,000	2,854,056
5% 11/1/36	2,530,000	3,141,958
New Jersey Econ. Dev. Auth. Rev.:
(Black Horse EHT Urban Renewal LLC Proj.) Series 2019 A, 5% 10/1/39 (e)	230,000	236,674
(New Jersey Gen. Oblig. Proj.):
Series 2015 XX, 5% 6/15/25	2,265,000	2,592,878
Series 2017 B, 5% 11/1/23	3,100,000	3,354,050
Series 2013 NN:
5% 3/1/27	13,685,000	14,395,581
5% 3/1/29	430,000	452,224
Series 2013:
5% 3/1/24	3,100,000	3,262,013
5% 3/1/25	380,000	399,828
Series 2014 PP, 5% 6/15/26	1,100,000	1,217,118
Series 2014 RR, 5% 6/15/32	245,000	270,899
Series 2014 UU, 5% 6/15/30 (Pre-Refunded to 6/15/24 @ 100)	305,000	337,635
Series 2015 XX:
5% 6/15/26	275,000	314,131
5.25% 6/15/27	2,925,000	3,372,181
Series 2016 AAA:
5.5% 6/15/31 (Pre-Refunded to 12/15/26 @ 100)	345,000	422,433
5.5% 6/15/32 (Pre-Refunded to 12/15/26 @ 100)	860,000	1,053,021
Series LLL, 5% 6/15/44	1,140,000	1,394,628
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev. Bonds (New Jersey-American Wtr. Co., Inc.) Series 2020, 1.2%, tender 6/1/23 (a)(d)	8,000,000	8,059,022
New Jersey Edl. Facility Series 2016 A:
5% 7/1/31	360,000	423,243
5% 7/1/32	415,000	487,805
New Jersey Gen. Oblig. Series 2020 A:
4% 6/1/30	985,000	1,194,585
4% 6/1/31	370,000	455,333
4% 6/1/32	250,000	312,085
5% 6/1/29	1,110,000	1,409,593
New Jersey Health Care Facilities Fing. Auth. Rev.:
Series 2016 A:
5% 7/1/22	60,000	61,329
5% 7/1/23	200,000	213,101
5% 7/1/24	330,000	365,019
5% 7/1/25	345,000	394,894
5% 7/1/26	190,000	224,209
5% 7/1/26	60,000	70,803
5% 7/1/27	130,000	155,370
5% 7/1/27	85,000	100,141
5% 7/1/28	65,000	77,526
5% 7/1/29	120,000	140,899
5% 7/1/29	85,000	99,803
5% 7/1/30	170,000	201,929
5% 7/1/30	145,000	169,827
Series 2016:
4% 7/1/48	500,000	549,237
5% 7/1/41	625,000	721,248
New Jersey Higher Ed. Student Assistance Auth. Student Ln. Rev.:
Series 2017 1A:
5% 12/1/22 (d)	210,000	218,720
5% 12/1/23 (d)	350,000	379,636
5% 12/1/26 (d)	915,000	1,086,171
Series 2018 B:
5% 12/1/25 (d)	725,000	839,597
5% 12/1/26 (d)	1,045,000	1,240,491
Series 2019 A:
5% 12/1/23	310,000	336,745
5% 12/1/24	180,000	202,678
5% 12/1/25	330,000	382,852
Series 2020:
5% 12/1/24 (d)	1,450,000	1,630,443
5% 12/1/24 (d)	690,000	775,866
5% 12/1/27 (d)	570,000	690,488
5% 12/1/28 (d)	1,000,000	1,234,850
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2015 E, 5% 1/1/34	795,000	893,789
Series D, 5% 1/1/28	840,000	989,474
New Jersey Trans. Trust Fund Auth.:
(Trans. Prog.) Series 2019 AA, 5.25% 6/15/43	4,970,000	6,099,540
Series 2005 B, 5.25% 12/15/22 (AMBAC Insured)	70,000	73,269
Series 2010 A, 0% 12/15/27	2,350,000	2,151,488
Series 2014 AA, 5% 6/15/24	1,720,000	1,903,129
Series 2014 BB2, 5% 6/15/33	4,365,000	5,667,797
Series 2016 A:
5% 6/15/27	465,000	548,928
5% 6/15/28	1,905,000	2,238,180
5% 6/15/29	385,000	451,484
Series 2016 A-2, 5% 6/15/23	925,000	986,230
Series 2022 A:
4% 6/15/40 (b)	750,000	869,882
4% 6/15/41 (b)	3,225,000	3,728,918
Series 2022 AA:
5% 6/15/29 (b)	1,000,000	1,240,593
5% 6/15/30 (b)	5,530,000	6,991,728
Series AA:
4% 6/15/36	950,000	1,112,194
4% 6/15/45	2,105,000	2,416,302
5% 6/15/29	385,000	393,132
5% 6/15/38	1,070,000	1,352,550
5% 6/15/45	470,000	583,674
Series BB, 5% 6/15/33	4,300,000	5,301,825

TOTAL NEW JERSEY		111,465,734

New Mexico - 0.4%
New Mexico Edl. Assistance Foundation Series 2021 1A:
5% 9/1/23 (d)	1,810,000	1,946,736
5% 9/1/24 (d)	1,000,000	1,116,686
5% 9/1/26 (d)	3,225,000	3,826,989
5% 9/1/27 (d)	1,520,000	1,846,920
5% 9/1/29 (d)	600,000	756,753
New Mexico Mtg. Fin. Auth. Series 2019 D, 3.75% 1/1/50	435,000	475,138
Santa Fe Retirement Fac.:
Series 2019 A:
2.25% 5/15/24	35,000	35,027
5% 5/15/34	65,000	73,659
5% 5/15/39	50,000	56,326
5% 5/15/44	50,000	55,993
5% 5/15/49	100,000	111,676
Series 2019 B1, 2.625% 5/15/25	55,000	55,055

TOTAL NEW MEXICO		10,356,958

New York - 7.7%
Dorm. Auth. New York Univ. Rev.:
(Fordham Univ. Proj.) Series 2017:
4% 7/1/33	215,000	246,524
4% 7/1/34	215,000	246,216
Series 2017:
5% 12/1/22 (e)	300,000	312,542
5% 12/1/23 (e)	200,000	216,775
5% 12/1/24 (e)	200,000	224,950
5% 12/1/25 (e)	200,000	232,535
Long Island Pwr. Auth. Elec. Sys. Rev. Bonds Series 2021 B, 1.5%, tender 9/1/26 (a)	2,140,000	2,192,797
MTA Hudson Rail Yards Trust Oblig. Series 2016 A, 5% 11/15/56	4,420,000	4,697,414
New York City Gen. Oblig.:
Series 2012 E, 5% 8/1/24	860,000	863,178
Series 2015 C, 5% 8/1/27	120,000	136,308
Series 2016 C and D, 5% 8/1/28	450,000	528,096
Series 2016 E, 5% 8/1/28	755,000	901,672
Series 2022 A1, 5% 8/1/47	26,515,000	34,128,663
Series A, 5% 8/1/26	1,000,000	1,196,764
New York City Hsg. Dev. Corp. Multifamily Hsg. Bonds:
Series 2021 C2, 0.7%, tender 7/1/25 (a)	1,210,000	1,212,470
Series 2021 K2, 0.9%, tender 1/1/26 (a)	8,300,000	8,294,852
Series 2021, 0.6%, tender 7/1/25 (a)	1,710,000	1,688,191
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev.:
Series 2012 EE, 5.25% 6/15/30	1,240,000	1,268,184
Series 2020 GG1, 5% 6/15/50	770,000	976,256
Series GG 1, 5% 6/15/48	17,930,000	22,756,534
New York City Transitional Fin. Auth. Bldg. Aid Rev.:
Series 2015 S1, 5% 7/15/43	860,000	968,671
Series 2015 S2, 5% 7/15/35	305,000	351,503
New York City Transitional Fin. Auth. Rev.:
Series 2018 A2, 5% 8/1/39	2,000,000	2,422,908
Series 2018 B, 5% 8/1/45	6,335,000	7,651,680
Series 2022 A1, 5% 11/1/27	6,455,000	8,001,734
New York City Trust Cultural Resources Rev. Series 2021, 5% 7/1/31	3,400,000	4,573,334
New York Dorm. Auth. Mental Health Svcs. Facilities Impt. Rev. Series 2012 A, 5% 5/15/23	965,000	981,812
New York Dorm. Auth. Rev. Series 2022:
4% 7/1/36 (b)	1,510,000	1,783,689
4% 7/1/38 (b)	485,000	570,522
4% 7/1/40 (b)	800,000	937,519
5% 7/1/34 (b)	1,000,000	1,280,461
5% 7/1/35 (b)	1,000,000	1,278,248
5% 7/1/37 (b)	1,650,000	2,099,867
5% 7/1/39 (b)	500,000	633,913
5% 7/1/41 (b)	890,000	1,123,906
New York Dorm. Auth. Sales Tax Rev. Series 2016 A, 5% 3/15/34	1,170,000	1,393,475
New York Metropolitan Trans. Auth. Rev.:
Series 2014 B, 5% 11/15/44	1,720,000	1,862,616
Series 2015 A1:
5% 11/15/29	495,000	559,101
5% 11/15/45	1,280,000	1,421,969
Series 2017 C1, 5% 11/15/30	3,370,000	4,072,967
Series 2017 D, 5% 11/15/30	7,220,000	8,726,060
Series 2020 A, 4% 2/1/22	1,550,000	1,554,420
Series 2020 D, 4% 11/15/46	11,710,000	13,351,798
New York State Hsg. Fin. Agcy. Rev.:
Bonds Series 2021 J2:
1%, tender 11/1/26 (a)	1,205,000	1,205,047
1.1%, tender 5/1/27 (a)	4,460,000	4,460,103
Series J, 0.75% 5/1/25	1,410,000	1,411,836
New York State Mtg. Agcy. Homeowner Mtg. Series 221, 3.5% 10/1/32 (d)	220,000	236,641
New York State Urban Dev. Corp. Series 2020 E:
4% 3/15/44	8,700,000	10,166,588
4% 3/15/45	7,000,000	8,155,502
New York State Urban Eev Corp. Series 2019 A, 5% 3/15/37	4,475,000	5,700,729
New York Trans. Dev. Corp. (Laguardia Arpt. Term. Redev. Proj.) Series 2016 A, 5% 7/1/41 (d)	740,000	813,114
New York Urban Dev. Corp. Rev.:
(New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/34	1,085,000	1,304,700
Gen. Oblig. (New York State Gen. Oblig. Proj.) Series 2017 A, 5% 3/15/32	930,000	1,120,933
Onondaga Civic Dev. Corp. (Le Moyne College Proj.) Series 2018, 5% 1/1/43	170,000	201,905
Rockland County Gen. Oblig. Series 2014 A:
4% 3/1/23 (FSA Insured)	195,000	203,564
4% 3/1/24 (FSA Insured)	235,000	253,488
Schenectady County Cap. Resources Corp. Rev. (Union College Proj.) Series 2017, 5% 1/1/40	2,680,000	3,186,767
Suffolk County Econ. Dev. Corp. Rev. Series 2021:
4.625% 11/1/31 (e)	250,000	256,900
5.375% 11/1/54 (e)	885,000	914,762
Triborough Bridge & Tunnel Auth. Series 2021 A1, 5% 5/15/51	1,800,000	2,315,846
Triborough Bridge & Tunnel Auth. Revs. Series 2015 A, 5.25% 11/15/45	860,000	987,724

TOTAL NEW YORK		192,819,243

New York And New Jersey - 0.1%
Port Auth. of New York & New Jersey Series 194, 5.25% 10/15/55	1,175,000	1,366,290
North Carolina - 0.4%
Charlotte Int'l. Arpt. Rev.:
Series 2017 A:
5% 7/1/30	265,000	322,230
5% 7/1/33	260,000	316,205
5% 7/1/37	605,000	737,060
Series 2017 B:
5% 7/1/22 (d)	25,000	25,591
5% 7/1/23 (d)	30,000	32,096
5% 7/1/24 (d)	35,000	38,769
5% 7/1/25 (d)	15,000	17,203
5% 7/1/26 (d)	15,000	17,744
5% 7/1/27 (d)	35,000	42,504
5% 7/1/28 (d)	30,000	36,350
5% 7/1/29 (d)	40,000	48,213
5% 7/1/30 (d)	45,000	54,130
5% 7/1/31 (d)	85,000	102,109
5% 7/1/32 (d)	85,000	102,184
5% 7/1/33 (d)	90,000	108,173
5% 7/1/34 (d)	95,000	114,603
5% 7/1/35 (d)	65,000	78,134
5% 7/1/36 (d)	55,000	66,121
5% 7/1/37 (d)	65,000	78,145
5% 7/1/42 (d)	205,000	246,052
Series 2017 C, 4% 7/1/32	250,000	286,716
Nash Health Care Sys. Health Care Facilities Rev. Series 2012, 5% 11/1/41	935,000	942,726
New Hanover County Hosp. Rev. Series 2017:
5% 10/1/27 (Escrowed to Maturity)	70,000	86,144
5% 10/1/47 (Pre-Refunded to 10/1/27 @ 100)	565,000	695,305
North Carolina Med. Care Cmnty. Health Series 2012 A, 5% 11/15/26 (Pre-Refunded to 5/15/22 @ 100)	225,000	228,955
North Carolina Med. Care Commission Health Care Facilities Rev. Bonds:
Series 2019 B, 2.2%, tender 12/1/22 (a)	1,725,000	1,737,990
Series 2019 C, 2.55%, tender 6/1/26 (a)	2,980,000	3,159,315

TOTAL NORTH CAROLINA		9,720,767

North Dakota - 0.6%
Grand Forks Health Care Sys. Rev. Series 2021:
4% 12/1/35 (FSA Insured)	1,800,000	2,146,156
4% 12/1/36 (FSA Insured)	1,140,000	1,356,876
4% 12/1/37 (FSA Insured)	1,375,000	1,632,545
4% 12/1/38 (FSA Insured)	1,250,000	1,481,232
5% 12/1/33 (FSA Insured)	1,875,000	2,443,051
5% 12/1/34 (FSA Insured)	2,250,000	2,924,992
North Dakota Hsg. Fin. Agcy.:
Series 2021 A, 3% 1/1/52	895,000	964,809
Series 2021 B, 3% 7/1/52	2,780,000	3,017,961

TOTAL NORTH DAKOTA		15,967,622

Ohio - 3.9%
Akron Bath Copley Hosp. District Rev. Series 2016, 5.25% 11/15/46	2,435,000	2,873,153
Allen County Hosp. Facilities Rev.:
(Mercy Health) Series 2017 A:
5% 8/1/25	515,000	595,000
5% 8/1/26	345,000	411,163
5% 8/1/27	430,000	526,404
5% 8/1/28	490,000	605,738
5% 8/1/29	905,000	1,111,120
5% 8/1/30	730,000	892,045
Bonds (Mercy Health) Series 2017 B, 5%, tender 5/5/22 (a)	630,000	639,751
Series 2020 A, 4% 12/1/40	4,000,000	4,671,256
American Muni. Pwr., Inc. Rev.:
(Greenup Hydroelectric Proj.) Series 2016, 5% 2/15/46	2,115,000	2,437,564
Series 2012 B, 5% 2/15/42	335,000	336,840
Buckeye Tobacco Settlement Fing. Auth. Series 2020 A2:
5% 6/1/32	2,335,000	2,975,994
5% 6/1/33	7,750,000	9,843,444
Chillicothe Hosp. Facilities Rev. (Adena Health Sys. Oblig. Group Proj.) Series 2017, 5% 12/1/47	1,000,000	1,195,149
Columbus City School District Series 2016 A, 5% 12/1/29	360,000	426,364
Franklin County Convention Facilities Authorities (Greater Columbus Convention Ctr. Hotel Expansion Proj.) Series 2019:
5% 12/1/46	1,100,000	1,355,735
5% 12/1/51	1,650,000	2,025,342
Franklin County Hosp. Facilities Rev. (Ohiohealth Corp. Proj.) Series 2015, 5% 5/15/40	1,150,000	1,305,098
Hamilton County Convention Facilities Auth. Rev. Series 2014:
5% 12/1/25	620,000	669,410
5% 12/1/26	115,000	124,028
Lake County Hosp. Facilities Rev. Series 2015:
5% 8/15/29 (Pre-Refunded to 8/15/25 @ 100)	240,000	277,589
5% 8/15/30 (Pre-Refunded to 8/15/25 @ 100)	260,000	300,721
Lancaster Port Auth. Gas Rev. Bonds Series 2019, 5%, tender 2/1/25 (a)	2,325,000	2,617,071
Montgomery County Hosp. Rev. (Kettering Health Network Obligated Group Proj.) Series 2021, 5% 8/1/30	1,400,000	1,832,249
Muskingum County Hosp. Facilities (Genesis Healthcare Sys. Obligated Group Proj.) Series 2013:
5% 2/15/33	765,000	795,299
5% 2/15/44	915,000	947,640
5% 2/15/48	2,340,000	2,421,037
Ohio Gen. Oblig.:
Series 2021 A:
5% 3/1/29	665,000	853,281
5% 3/1/29	890,000	1,141,985
5% 3/1/30	810,000	1,062,451
5% 3/1/30	1,210,000	1,587,118
Series 2021 B:
5% 2/1/29	1,615,000	2,068,287
5% 2/1/30	1,345,000	1,760,814
Series 2021 C:
5% 3/15/29	2,020,000	2,594,200
5% 3/15/30	2,020,000	2,651,912
Ohio Higher Edl. Facility Commission Rev. (Univ. of Dayton Proj.) Series 2018 B, 5% 12/1/36	1,175,000	1,438,567
Ohio Hosp. Facilities Rev. Series 2021 B:
5% 1/1/24	1,065,000	1,162,886
5% 1/1/25	1,195,000	1,355,669
5% 1/1/26	1,405,000	1,648,116
5% 1/1/27	3,250,000	3,927,994
Ohio Hosp. Rev. Series 2020 A, 4% 1/15/50	255,000	290,077
Ohio Hsg. Fin. Agcy. Residential Mtg. Rev. (Mtg. Backed Securities Prog.) Series 2019 B, 4.5% 3/1/50	145,000	160,589
Ohio Major New State Infrastructure Rev. Series 2021 1A:
5% 12/15/29	2,000,000	2,601,938
5% 12/15/30	1,800,000	2,391,785
Ohio Tpk. Commission Tpk. Rev.:
(Infrastructure Proj.) Series 2005 A, 0% 2/15/42	450,000	267,169
Series A, 5% 2/15/51	16,340,000	20,970,679
Scioto County Hosp. Facilities Rev.:
Series 2016:
5% 2/15/29	380,000	442,919
5% 2/15/34	75,000	86,880
Series 2019, 5% 2/15/29	935,000	1,083,869
Univ. of Akron Gen. Receipts Series 2016 A, 5% 1/1/35	775,000	908,969
Wood County Hosp. Facilities Rev. (Wood County Hosp. Proj.) Series 2012:
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	90,000	93,940
5% 12/1/32 (Pre-Refunded to 12/1/22 @ 100)	40,000	41,751
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	115,000	120,034
5% 12/1/42 (Pre-Refunded to 12/1/22 @ 100)	55,000	57,408

TOTAL OHIO		96,983,491

Oklahoma - 0.1%
Oklahoma City Arpt. Trust Series 33, 5% 7/1/47 (d)	390,000	470,585
Oklahoma City Pub. Property Auth. Hotel Tax Rev. Series 2015:
5% 10/1/28	220,000	254,858
5% 10/1/29	240,000	278,037
5% 10/1/36	170,000	196,703
5% 10/1/39	345,000	398,099
Oklahoma Dev. Fin. Auth. Health Sys. Rev. (OU Medicine Proj.) Series 2018 B:
5% 8/15/22	85,000	87,270
5% 8/15/23	45,000	48,071
Oklahoma Dev. Fin. Auth. Rev. (Oklahoma City Univ. Proj.) Series 2019, 5% 8/1/44	615,000	720,936

TOTAL OKLAHOMA		2,454,559

Oregon - 0.2%
Oregon State Hsg. & Cmnty. Svcs. Dept.:
(Single Family Mtg. Prog.) Series A, 3.5% 1/1/51	895,000	976,500
Series 2019 A, 4% 7/1/50	1,725,000	1,888,593
Port of Portland Arpt. Rev. Series 2020 27A, 5% 7/1/45 (d)	1,090,000	1,352,607

TOTAL OREGON		4,217,700

Pennsylvania - 7.7%
Allegheny County Arpt. Auth. Rev. Series 2021 A:
5% 1/1/51 (d)	9,290,000	11,547,656
5% 1/1/56 (d)	5,635,000	6,962,684
Allegheny County Indl. Dev. Auth. Rev. Series 2021:
3.5% 12/1/31	750,000	718,957
4% 12/1/41	1,145,000	1,086,093
4.25% 12/1/50	1,275,000	1,207,898
Bucks County Indl. Dev. Auth. Hosp. Rev. Series 2021:
5% 7/1/32	505,000	641,057
5% 7/1/34	60,000	75,872
5% 7/1/38	1,350,000	1,693,398
Butler County Hosp. Auth. Hosp. Rev. (Butler Health Sys. Proj.) Series 2015 A, 5% 7/1/35	2,485,000	2,791,690
Cap. Region Wtr. Wtr. Rev. Series 2018:
5% 7/15/27	170,000	206,848
5% 7/15/29	270,000	340,496
5% 7/15/32	170,000	212,184
Centre County Pennsylvania Hosp. Auth. Rev. (Mount Nittany Med. Ctr. Proj.) Series 2018 A, 5% 11/15/23	225,000	244,028
Commonwealth Fing. Auth. Rev. Series 2020 A:
5% 6/1/26	1,750,000	2,076,787
5% 6/1/28	945,000	1,179,880
Dauphin County Gen. Auth. (Pinnacle Health Sys. Proj.) Series 2016 A:
5% 6/1/23	85,000	90,644
5% 6/1/28	185,000	219,315
5% 6/1/29	200,000	236,944
Delaware County Auth. Rev.:
(Cabrini College) Series 2017, 5% 7/1/47	2,775,000	3,012,731
Series 2017:
5% 7/1/28	355,000	397,255
5% 7/1/29	1,365,000	1,521,067
Doylestown Hosp. Auth. Hosp. Rev.:
Series 2016 A, 5% 7/1/46	250,000	280,934
Series 2019, 5% 7/1/49	970,000	1,132,894
Dubois Hosp. Auth. Hosp. Rev. (Penn Highlands Healthcare Proj.) Series 2018:
4% 7/15/33	430,000	489,326
4% 7/15/35	445,000	505,097
4% 7/15/37	860,000	973,157
5% 7/15/25	70,000	80,039
5% 7/15/26	215,000	253,258
5% 7/15/27	365,000	441,270
5% 7/15/28	270,000	330,741
5% 7/15/29	285,000	347,126
5% 7/15/30	380,000	460,632
5% 7/15/31	260,000	314,228
5% 7/15/32	270,000	325,718
5% 7/15/34	295,000	354,944
5% 7/15/36	865,000	1,038,059
5% 7/15/38	1,035,000	1,238,578
5% 7/15/43	1,205,000	1,431,776
Lehigh County Gen. Purp. Auth. Rev. (Muhlenberg College Proj.) Series 2017, 5% 2/1/39	445,000	530,556
Lehigh County Indl. Dev. Auth. Poll. Cont. Rev. Bonds (PPL Elec. Utils. Corp. Proj.) Series 2016 A, 1.8%, tender 9/1/22 (a)	1,725,000	1,739,978
Monroe County Hosp. Auth. Rev. Series 2016:
5% 7/1/26	170,000	201,267
5% 7/1/27	170,000	200,282
5% 7/1/28	170,000	199,744
5% 7/1/34	635,000	740,035
5% 7/1/36	345,000	400,914
Montgomery County Higher Ed. & Health Auth. Hosp. Rev. (Abington Memorial Hosp. Proj.) Series 1993 A, 6% 6/1/22 (AMBAC Insured)	335,000	342,880
Montgomery County Higher Ed. & Health Auth. Rev.:
Series 2014 A:
5% 10/1/22	240,000	247,339
5% 10/1/23	70,000	74,867
5% 10/1/24	200,000	221,191
5% 10/1/25	180,000	199,064
5% 10/1/27	85,000	93,435
Series 2016 A:
5% 10/1/28	260,000	301,341
5% 10/1/29	450,000	519,123
5% 10/1/31	785,000	900,495
5% 10/1/36	1,410,000	1,608,921
5% 10/1/40	690,000	783,954
Northampton County Gen. Purp. Auth. Hosp. Rev.:
(St. Luke's Univ. Health Network Proj.):
Series 2016 A, 5% 8/15/36	130,000	152,517
Series 2018 A, 4% 8/15/48	2,190,000	2,475,577
Series 2016 A, 5% 8/15/46	5,165,000	6,010,775
Pennsylvania Econ. Dev. Fing. Auth. Solid Waste Disp. Rev. Bonds Series 2011, 2.15%, tender 7/1/24 (a)(d)	3,185,000	3,297,271
Pennsylvania Higher Edl. Facilities Auth. Rev.:
(Drexel Univ. Proj.):
Series 2016, 5% 5/1/35	600,000	701,736
Series 2017:
5% 5/1/35	215,000	261,161
5% 5/1/37	270,000	327,292
5% 5/1/41	1,220,000	1,477,259
Series 2016:
5% 5/1/28	85,000	100,109
5% 5/1/32	215,000	252,188
5% 5/1/33	295,000	345,682
Series 2018 A, 5% 2/15/48	325,000	396,030
Pennsylvania Hsg. Fin. Agcy.:
Series 2020 13 2A, 3.5% 4/1/51	485,000	516,241
Series 2021 134B, 5% 4/1/27 (d)	1,340,000	1,599,554
Series 2021 137, 3% 10/1/51	4,000,000	4,347,762
Pennsylvania Tpk. Commission Tpk. Rev.:
Series 2021 B, 5% 12/1/46	9,000,000	11,465,316
Series 2021 C:
5% 12/1/27	750,000	925,360
5% 12/1/28	725,000	916,507
Philadelphia Arpt. Rev.:
Series 2017 A:
5% 7/1/25	170,000	196,048
5% 7/1/26	170,000	202,178
5% 7/1/27	140,000	171,189
Series 2017 B:
5% 7/1/22 (d)	380,000	388,683
5% 7/1/22	50,000	51,170
5% 7/1/23 (d)	260,000	277,596
5% 7/1/23	85,000	90,898
5% 7/1/25 (d)	600,000	686,995
5% 7/1/26 (d)	515,000	606,729
5% 7/1/27 (d)	430,000	520,139
5% 7/1/28 (d)	515,000	620,036
5% 7/1/29 (d)	385,000	465,191
5% 7/1/32 (d)	515,000	618,207
5% 7/1/33 (d)	385,000	462,741
5% 7/1/34 (d)	690,000	828,309
5% 7/1/37 (d)	775,000	926,263
5% 7/1/42 (d)	2,325,000	2,768,796
5% 7/1/47 (d)	3,975,000	4,709,830
Series 2021:
5% 7/1/26 (d)	12,830,000	15,115,218
5% 7/1/27 (d)	17,680,000	21,386,193
5% 7/1/28 (d)	1,875,000	2,321,833
5% 7/1/34 (d)	3,750,000	4,881,804
5% 7/1/35 (d)	2,015,000	2,618,511
5% 7/1/51 (d)	3,400,000	4,281,336
Philadelphia Auth. for Indl. Dev. Series 2017, 5% 11/1/47	1,360,000	1,559,720
Philadelphia School District:
Series 2016 D:
5% 9/1/25	1,515,000	1,755,229
5% 9/1/26	1,580,000	1,886,893
5% 9/1/27	1,670,000	1,986,775
5% 9/1/28	1,395,000	1,657,502
Series 2016 F:
5% 9/1/28	2,410,000	2,863,498
5% 9/1/29	1,565,000	1,853,983
Series 2018 A:
5% 9/1/36	325,000	399,922
5% 9/1/37	190,000	233,263
5% 9/1/38	300,000	368,024
Series 2018 B, 5% 9/1/43	440,000	536,202
Series 2019 A:
4% 9/1/35	1,310,000	1,537,705
5% 9/1/30	1,365,000	1,743,881
5% 9/1/31	1,085,000	1,381,370
5% 9/1/34	625,000	794,060
Series F, 5% 9/1/30	1,170,000	1,384,870
Philadelphia Wtr. & Wastewtr. Rev. Series 2018 A, 5% 10/1/34	3,590,000	4,504,504
Pittsburgh Wtr. & Swr. Auth. Wtr. & Swr. Sys. Rev. Series 2019 A, 5% 9/1/38 (FSA Insured)	680,000	858,934
Southcentral Pennsylvania Gen. Auth. Rev. Series 2019 A:
4% 6/1/44	475,000	547,509
4% 6/1/49	1,135,000	1,296,818
5% 6/1/44	830,000	1,028,332
5% 6/1/49	1,325,000	1,632,742
State Pub. School Bldg. Auth. Lease Rev. (Philadelphia School District Proj.) Series 2015 A, 5% 6/1/26	220,000	251,777
Union County Hosp. Auth. Rev. Series 2018 B:
5% 8/1/43	960,000	1,112,171
5% 8/1/48	4,165,000	4,823,619

TOTAL PENNSYLVANIA		194,530,180

Rhode Island - 0.4%
Rhode Island Health & Edl. Bldg. Corp. Higher Ed. Facilities Rev.:
Series 2016 B:
5% 9/1/31	135,000	152,934
5% 9/1/36	1,210,000	1,365,725
Series 2016:
5% 5/15/22	1,300,000	1,321,627
5% 5/15/39	1,085,000	1,228,853
Rhode Island Hsg. & Mtg. Fin. Corp.:
Series 2019 70, 4% 10/1/49	365,000	397,776
Series 2021 74, 3% 4/1/49	2,180,000	2,346,797
Rhode Island Hsg. & Mtg. Fin. Corp. Rev. Series 72 A, 3.5% 10/1/50	725,000	786,742
Rhode Island Student Ln. Auth. Student Ln. Rev. Series A:
3.5% 12/1/34 (d)	285,000	293,859
5% 12/1/24 (d)	765,000	857,842
5% 12/1/28 (d)	1,700,000	2,097,985

TOTAL RHODE ISLAND		10,850,140

South Carolina - 1.8%
Charleston County Arpt. District Series 2019, 5% 7/1/43	500,000	622,248
Scago Edl. Facilities Corp. for Colleton School District (School District of Colleton County Proj.) Series 2015:
5% 12/1/25	470,000	537,486
5% 12/1/26	240,000	273,504
5% 12/1/28	975,000	1,104,692
South Carolina Hsg. Fin. & Dev. Auth. Mtg. Rev. Series 2019 A, 4% 1/1/50	520,000	578,366
South Carolina Jobs-Econ. Dev. Auth. Series 2019 C, 5% 7/1/33	1,245,000	1,553,623
South Carolina Ports Auth. Ports Rev. Series 2015, 5.25% 7/1/55 (Pre-Refunded to 7/1/25 @ 100) (d)	190,000	220,910
South Carolina Pub. Svc. Auth. Rev.:
Series 2013 E, 5.5% 12/1/53	6,965,000	7,606,045
Series 2014 A:
5% 12/1/49	2,330,000	2,566,152
5.5% 12/1/54	2,700,000	3,005,542
Series 2014 C, 5% 12/1/46	810,000	908,874
Series 2015 A, 5% 12/1/50	1,075,000	1,223,483
Series 2015 C, 5% 12/1/22	1,455,000	1,517,874
Series 2015 E, 5.25% 12/1/55	1,290,000	1,503,962
Series 2016 A:
5% 12/1/29	515,000	605,828
5% 12/1/38	50,000	58,536
Series 2016 B:
5% 12/1/31	190,000	226,820
5% 12/1/41	2,600,000	3,086,404
Series A, 5% 12/1/23	1,305,000	1,419,420
Spartanburg County Reg'l. Health:
Series 2012 A, 5% 4/15/37	1,390,000	1,408,381
Series 2017 A:
4% 4/15/43	3,225,000	3,666,468
4% 4/15/48	2,250,000	2,553,711
5% 4/15/48	7,705,000	9,252,598

TOTAL SOUTH CAROLINA		45,500,927

South Dakota - 0.0%
South Dakota Health & Edl. Facilities Auth. Rev.:
(Avera Health Proj.) Series 2017, 5% 7/1/31	115,000	139,237
Series 2017:
5% 7/1/26	50,000	59,318
5% 7/1/28	50,000	60,702
5% 7/1/29	100,000	121,305

TOTAL SOUTH DAKOTA		380,562

Tennessee - 1.7%
Greeneville Health & Edl. Facilities Board Series 2018 A:
5% 7/1/23	170,000	181,743
5% 7/1/24	255,000	272,179
5% 7/1/25	255,000	271,981
Jackson Hosp. Rev. Series 2018 A:
5% 4/1/41	1,905,000	2,308,306
5% 4/1/41 (Pre-Refunded to 10/1/28 @ 100)	95,000	119,488
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2018, 5% 7/1/37 (d)	800,000	968,429
Metropolitan Nashville Arpt. Auth. Rev.:
Series 2015 B, 4% 7/1/25 (d)	440,000	489,475
Series 2019 B:
5% 7/1/38 (d)	3,290,000	4,139,538
5% 7/1/54(d)	1,020,000	1,256,140
Nashville and Davidson County Metropolitan Govt. Gen. Oblig. Series 2021 C:
5% 1/1/27	10,250,000	12,410,698
5% 1/1/30	12,000,000	15,593,987
Tennessee Hsg. Dev. Agcy. Residential:
Series 2021 1, 3% 7/1/51	2,865,000	3,084,807
Series 2021 3A, 3% 1/1/52	1,165,000	1,264,231

TOTAL TENNESSEE		42,361,002

Texas - 5.9%
Austin Arpt. Sys. Rev.:
Series 2014:
5% 11/15/26 (d)	170,000	190,543
5% 11/15/27 (d)	215,000	240,721
5% 11/15/28 (d)	260,000	291,104
5% 11/15/39 (d)	1,960,000	2,185,597
5% 11/15/44 (d)	4,795,000	5,346,906
Series 2017 B:
5% 11/15/28 (d)	170,000	202,072
5% 11/15/30 (d)	265,000	315,324
5% 11/15/32 (d)	210,000	249,269
5% 11/15/35 (d)	215,000	255,227
5% 11/15/36 (d)	360,000	426,953
5% 11/15/37 (d)	245,000	290,188
5% 11/15/41 (d)	980,000	1,155,598
Austin Cmnty. College District Rev. (Convention Ctr. Proj.) Series 2002, 0% 2/1/22 (AMBAC Insured)	500,000	499,876
Central Reg'l. Mobility Auth.:
Series 2015 A:
5% 1/1/28	225,000	256,348
5% 1/1/30 (Pre-Refunded to 7/1/25 @ 100)	285,000	328,989
5% 1/1/31 (Pre-Refunded to 7/1/25 @ 100)	80,000	92,348
5% 1/1/32 (Pre-Refunded to 7/1/25 @ 100)	170,000	196,239
5% 1/1/40 (Pre-Refunded to 7/1/25 @ 100)	1,000,000	1,154,349
5% 1/1/45 (Pre-Refunded to 7/1/25 @ 100)	1,205,000	1,390,991
Series 2021 C, 5% 1/1/27	3,595,000	4,173,806
Corpus Christi Util. Sys. Rev. Series 2012, 5% 7/15/23	275,000	281,880
Dallas Area Rapid Transit Sales Tax Rev. Series 2016 A, 5% 12/1/33 (Pre-Refunded to 12/1/25 @ 100)	450,000	527,380
Dallas Wtrwks. & Swr. Sys. Rev. Series 2017, 5% 10/1/46	2,000,000	2,418,085
El Paso Independent School District Series 2020:
5% 8/15/25	750,000	869,677
5% 8/15/26	1,300,000	1,557,643
Fort Bend Independent School District Bonds Series 2021 B, 0.72%, tender 8/1/26 (a)	2,085,000	2,079,388
Grand Parkway Trans. Corp. Series 2018 A, 5% 10/1/38	550,000	682,458
Harris County Cultural Ed. Facilities Fin. Corp. Med. Facilities Rev. (Baylor College of Medicine Proj.) Series 2012 A, 5% 11/15/37 (Pre-Refunded to 11/15/22 @ 100)	940,000	978,764
Harris County Cultural Ed. Facilities Fin. Corp. Rev. (Texas Childrens Hosp., Proj.) Series 2015-1 5% 10/1/29	230,000	264,258
Harris County Flood Cont. District Series 2021 A:
5% 10/1/27	1,600,000	1,975,064
5% 10/1/28	1,700,000	2,149,591
5% 10/1/29	1,700,000	2,197,889
Harris County Gen. Oblig. Series 2002:
0% 8/15/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	515,000	504,595
0% 8/15/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	860,000	801,979
Harris County Toll Road Rev. Series 2018 A, 5% 8/15/43	2,000,000	2,446,313
Houston Arpt. Sys. Rev.:
Series 2012 A, 5% 7/1/23 (Pre-Refunded to 7/1/22 @ 100) (d)	865,000	885,199
Series 2018 A, 5% 7/1/41 (d)	3,000,000	3,637,562
Series 2018 C:
5% 7/1/29 (d)	345,000	427,052
5% 7/1/30 (d)	365,000	450,753
5% 7/1/31 (d)	260,000	320,039
5% 7/1/32 (d)	300,000	369,591
Houston Gen. Oblig. Series 2017 A:
5% 3/1/29	655,000	789,836
5% 3/1/31	800,000	960,615
5% 3/1/32	340,000	407,872
Houston Util. Sys. Rev.:
Series 2014 C, 5% 5/15/28	515,000	568,800
Series 2016 B, 5% 11/15/33	480,000	574,153
Series 2020 C:
4% 11/15/43	3,500,000	4,209,832
4% 11/15/49	3,500,000	4,177,020
5% 11/15/45	3,500,000	4,482,157
Irving Hosp. Auth. Hosp. Rev. Series 2017 A:
5% 10/15/28	80,000	92,881
5% 10/15/30	325,000	376,424
5% 10/15/32	170,000	196,824
5% 10/15/36	115,000	133,191
5% 10/15/37	195,000	225,665
5% 10/15/38	275,000	318,332
5% 10/15/44	270,000	312,651
Love Field Arpt. Modernization Rev.:
Series 2015:
5% 11/1/26 (d)	170,000	196,717
5% 11/1/27 (d)	370,000	427,391
5% 11/1/28 (d)	570,000	657,714
5% 11/1/29 (d)	345,000	397,808
5% 11/1/32 (d)	635,000	730,646
Series 2017:
5% 11/1/22 (d)	130,000	135,076
5% 11/1/23 (d)	190,000	205,971
5% 11/1/24 (d)	170,000	190,590
5% 11/1/25 (d)	170,000	196,717
5% 11/1/26 (d)	170,000	202,592
5% 11/1/27 (d)	170,000	201,919
5% 11/1/28 (d)	300,000	355,444
5% 11/1/29 (d)	215,000	254,627
5% 11/1/30 (d)	170,000	201,264
5% 11/1/31 (d)	385,000	455,645
5% 11/1/32 (d)	445,000	526,437
5% 11/1/33 (d)	170,000	200,914
5% 11/1/34 (d)	170,000	201,552
5% 11/1/36 (d)	170,000	201,370
Lower Colorado River Auth. Rev.:
(LCRA Transmission Svcs. Corp. Proj.) Series 2020:
5% 5/15/25	1,000,000	1,146,343
5% 5/15/26	1,260,000	1,490,843
5% 5/15/27	1,500,000	1,827,108
Series 2015 D:
5% 5/15/28	380,000	434,789
5% 5/15/30	860,000	983,686
New Hope Cultural Ed. Facilities Fin. Corp. (Childrens Med. Ctr. of Dallas) Series 2017 A:
5% 8/15/27	130,000	159,382
5% 8/15/29	345,000	420,852
5% 8/15/47	395,000	474,289
Newark Higher Ed. Fin. Corp. (Abilene Christian Univ. Proj.) Series 2016 A:
5% 4/1/27	125,000	145,723
5% 4/1/30	590,000	683,331
North Texas Tollway Auth. Rev.:
(Sr. Lien Proj.) Series 2017 A:
5% 1/1/31	170,000	197,487
5% 1/1/33	205,000	245,717
5% 1/1/34	260,000	311,477
5% 1/1/34	515,000	723,064
5% 1/1/35	380,000	454,857
5% 1/1/36	1,035,000	1,238,555
5% 1/1/37	1,375,000	1,644,714
5% 1/1/38	560,000	585,575
(Sub Lien Proj.) Series 2017 B:
5% 1/1/26	155,000	162,095
5% 1/1/30	75,000	87,067
5% 1/1/31	100,000	115,998
Series 2008 I, 6.2% 1/1/42 (Pre-Refunded to 1/1/25 @ 100)	1,430,000	1,674,399
Series 2015 A, 5% 1/1/32	575,000	646,634
Series 2015 B, 5% 1/1/40	1,720,000	1,797,673
Series 2016 A, 5% 1/1/36	215,000	249,707
Series 2017 A, 5% 1/1/39	5,620,000	6,874,808
Series 2018:
4% 1/1/37	2,125,000	2,448,681
4% 1/1/38	4,365,000	5,009,984
San Antonio Independent School District Series 2016, 5% 8/15/31	745,000	885,543
San Antonio Wtr. Sys. Rev. Series 2020 A, 5% 5/15/50	2,130,000	2,683,866
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ., TX. Proj.) Series 2017:
5% 10/1/29	75,000	91,601
5% 10/1/30	120,000	146,328
5% 10/1/31	110,000	133,858
5% 10/1/39	215,000	261,596
5% 10/1/40	170,000	206,612
Tarrant County Cultural Ed. Facilities Fin. Corp. Hosp. Rev. (Scott & White Healthcare Proj.) Series 2013 A, 5% 8/15/43 (Pre-Refunded to 8/15/23 @ 100)	690,000	742,134
Tarrant County Cultural Ed. Facilities Fin. Corp. Rev. Series 2016 A:
4% 2/15/35	860,000	967,265
5% 2/15/25	145,000	165,026
Texas Dept. of Hsg. & Cmnty. Affairs Multi-family Hsg. Rev. Series 2019, 2.95% 7/1/36	1,096,132	1,199,564
Texas Dept. of Hsg. & Cmnty. Affairs Single Family Mtg. Rev.:
Series 2019 A, 4% 3/1/50	1,080,000	1,203,712
Series A, 3.5% 3/1/51	1,105,000	1,217,395
Texas Private Activity Bond Surface Trans. Corp.:
(LBJ Infrastructure Group LLC I-635 Managed Lanes Proj.) Series 2020 A:
4% 6/30/36	710,000	832,970
4% 6/30/39	1,800,000	2,097,354
4% 6/30/40	1,500,000	1,744,852
Series 2013, 6.75% 6/30/43 (d)	2,580,000	2,842,766
Texas State Univ. Sys. Fing. Rev. Series 2017 A, 5% 3/15/31	560,000	673,831
Texas Trans. Commission Hwy. Impt. Gen. Oblig. Bonds Series 2014 B, 0.65%, tender 4/1/26 (a)	10,120,000	10,051,201
Texas Wtr. Dev. Board Rev.:
Series 2018 A, 5% 10/15/43	2,000,000	2,463,462
Series 2020, 5% 8/1/30	1,000,000	1,320,203
Univ. of Houston Univ. Revs. Series 2017 A:
5% 2/15/32	1,065,000	1,247,237
5% 2/15/33	690,000	807,271
5% 2/15/34	860,000	1,006,069
5% 2/15/36	515,000	601,087
Univ. of North Texas Univ. Rev. Series 2017 A, 5% 4/15/32	360,000	435,721
Univ. of Texas Board of Regents Sys. Rev. Series 2020 C:
5% 8/15/28	4,000,000	5,068,644
5% 8/15/31	3,000,000	4,065,622
Univ. of Texas Permanent Univ. Fund Rev. Series 2016 B, 5% 7/1/29	350,000	416,761
Weatherford Independent School District Series 2002, 0% 2/15/33	1,200,000	1,011,607

TOTAL TEXAS		147,660,251

Utah - 0.8%
Salt Lake City Arpt. Rev.:
Series 2017 A:
5% 7/1/22 (d)	345,000	353,056
5% 7/1/24 (d)	300,000	332,308
5% 7/1/25 (d)	345,000	395,665
5% 7/1/27 (d)	730,000	883,895
5% 7/1/29 (d)	640,000	771,030
5% 7/1/30 (d)	475,000	569,697
5% 7/1/31 (d)	905,000	1,084,501
5% 7/1/33 (d)	690,000	826,891
5% 7/1/35 (d)	690,000	826,584
5% 7/1/36 (d)	930,000	1,114,219
5% 7/1/37 (d)	2,345,000	2,810,949
5% 7/1/42 (d)	4,220,000	5,032,904
Series 2018 A:
5% 7/1/33 (d)	1,655,000	2,019,970
5.25% 7/1/48 (d)	1,215,000	1,484,656
Utah Associated Muni. Pwr. Sys. Rev. (Payson Pwr. Proj.) Series 2012 A, 5% 9/1/22	545,000	561,732
Utah County Hosp. Rev. Series 2020 A, 5% 5/15/50	1,000,000	1,253,819

TOTAL UTAH		20,321,876

Vermont - 0.4%
Vermont Edl. & Health Bldg. Fin. Agcy. Rev.:
(Champlain College Proj.) Series 2016 A:
5% 10/15/41	790,000	885,766
5% 10/15/46	980,000	1,092,573
(Middlebury College Proj.) Series 2020, 5% 11/1/49	2,125,000	2,667,591
Vermont Hsg. Fin. Agcy. Series 2021 B, 3% 11/1/51	1,305,000	1,418,361
Vermont Student Assistant Corp. Ed. Ln. Rev.:
Series 2019 A:
5% 6/15/27 (d)	1,000,000	1,186,143
5% 6/15/29 (d)	1,700,000	2,072,465
Series 2020 A, 5% 6/15/28 (d)	1,000,000	1,205,988

TOTAL VERMONT		10,528,887

Virginia - 2.1%
Arlington County Series 2021:
5% 6/15/26	2,800,000	3,348,526
5% 6/15/28	4,560,000	5,760,464
Fredericksburg Econ. Dev. Auth. Rev. Series 2014:
5% 6/15/25	805,000	892,728
5% 6/15/30	215,000	236,382
Stafford County Econ. Dev. Auth. Hosp. Facilities Rev.:
(Mary Washington Hosp. Proj.) Series 2016, 3% 6/15/29	110,000	117,668
Series 2016:
4% 6/15/37	125,000	137,967
5% 6/15/27	260,000	307,177
5% 6/15/30	110,000	128,459
5% 6/15/33	75,000	87,166
5% 6/15/34	140,000	162,546
5% 6/15/35	380,000	440,784
Virginia College Bldg. Auth. Edl. Facilities Rev.:
(21St Century Collage and Equip. Programs) Series 2021 A:
4% 2/1/34	8,150,000	9,993,612
4% 2/1/35	7,495,000	9,170,756
Series 2015 A:
5% 1/1/35 (Pre-Refunded to 1/1/25 @ 100)	170,000	192,966
5% 1/1/40 (Pre-Refunded to 1/1/25 @ 100)	385,000	437,010
Virginia Commonwealth Trans. Board Rev. (Virginia Gen. Oblig. Proj.) Series 2017 A, 5% 5/15/32	150,000	185,213
Virginia Pub. Bldg. Auth. Pub. Facilities Rev. Series 2021 A1:
5% 8/1/26	6,610,000	7,900,706
5% 8/1/27	7,060,000	8,686,034
Virginia Small Bus. Fing. Auth. (95 Express Lane LLC Proj.) Series 2012:
5% 7/1/34 (d)	1,035,000	1,042,249
5% 1/1/40 (d)	205,000	205,705
Winchester Econ. Dev. Auth. Series 2015:
5% 1/1/31	430,000	495,320
5% 1/1/34	260,000	299,258
5% 1/1/35	260,000	299,055
5% 1/1/44	170,000	195,604
Wise County Indl. Dev. Auth. Waste & Sewage Rev. Bonds (Virginia Elec. and Pwr. Co. Proj.) Series 2010 A, 1.2%, tender 5/31/24 (a)	820,000	833,390

TOTAL VIRGINIA		51,556,745

Washington - 2.6%
King County Hsg. Auth. Rev. Series 2021:
4% 6/1/26	565,000	638,394
4% 6/1/28	360,000	420,596
Port of Seattle Rev.:
Series 2015 B, 5% 3/1/25	295,000	330,005
Series 2016 B:
5% 10/1/28 (d)	600,000	702,874
5% 10/1/30 (d)	345,000	402,426
Series 2019 A, 4% 4/1/44 (d)	625,000	707,496
Series 2019:
5% 4/1/35 (d)	7,500,000	9,304,070
5% 4/1/44 (d)	1,500,000	1,832,419
Series 2021 C:
5% 8/1/24 (d)	1,955,000	2,175,871
5% 8/1/25 (d)	1,585,000	1,823,914
5% 8/1/26 (d)	2,175,000	2,579,170
5% 8/1/27 (d)	1,345,000	1,634,280
5% 8/1/28 (d)	3,755,000	4,658,586
Port of Seattle Spl. Facility Rev. Series 2013:
5% 6/1/22 (d)	170,000	173,270
5% 6/1/24 (d)	270,000	286,348
Seattle Hsg. Auth. Rev. (Northgate Plaza Proj.) Series 2021, 1% 6/1/26	875,000	876,078
Spokane Pub. Facilities District Hotel/Motel Tax & Sales/Use Tax Rev. Series 2013 B:
5% 12/1/25 (Pre-Refunded to 6/1/23 @ 100)	965,000	1,029,644
5% 12/1/27 (Pre-Refunded to 6/1/23 @ 100)	710,000	757,562
Washington Gen. Oblig.:
Series 2015 C:
5% 2/1/33	580,000	656,157
5% 2/1/34	715,000	808,182
Series 2017 D, 5% 2/1/33	610,000	732,733
Series 2018 C, 5% 8/1/30	1,150,000	1,410,716
Series 2021 E, 5% 2/1/46	13,180,000	17,016,859
Series R-2017 A, 5% 8/1/30	350,000	417,470
Washington Health Care Facilities Auth. Rev.:
(Overlake Hosp. Med. Ctr., WA. Proj.) Series 2017 B:
5% 7/1/25	140,000	161,031
5% 7/1/27	265,000	323,558
5% 7/1/28	325,000	402,421
5% 7/1/29	125,000	153,902
5% 7/1/30	150,000	183,791
5% 7/1/31	180,000	219,879
5% 7/1/32	345,000	420,654
5% 7/1/33	490,000	596,685
5% 7/1/34	115,000	139,852
5% 7/1/42	1,650,000	1,984,047
(Providence Health Systems Proj.) Series 2012 A, 5% 10/1/25	885,000	916,441
Series 2015:
5% 1/1/25	345,000	389,184
5% 1/1/27	400,000	456,658
Series 2017, 4% 8/15/42	2,055,000	2,251,702
Series 2019 A2, 5% 8/1/44	1,165,000	1,430,609
Washington Higher Ed. Facilities Auth. Rev. (Whitworth Univ. Proj.) Series 2016 A:
5% 10/1/27	370,000	435,869
5% 10/1/28	380,000	446,706
5% 10/1/35	390,000	451,421
5% 10/1/36	590,000	682,232
5% 10/1/40	580,000	667,774

TOTAL WASHINGTON		64,089,536

West Virginia - 0.2%
West Virginia Hosp. Fin. Auth. Hosp. Rev. Series 2018 A:
5% 1/1/31	280,000	344,822
5% 1/1/32	230,000	282,504
West Virginia Parkways Auth. Series 2021:
5% 6/1/25	1,000,000	1,150,654
5% 6/1/26	1,000,000	1,188,173
5% 6/1/27	1,000,000	1,221,883
5% 6/1/28	1,500,000	1,877,056

TOTAL WEST VIRGINIA		6,065,092

Wisconsin - 1.6%
Pub. Fin. Auth. Sr Liv Rev. (Mary's Woods At Marylhurst, Inc. Proj.) Series 2017 A:
5% 5/15/25 (e)	145,000	157,648
5% 5/15/28 (e)	230,000	251,019
5.25% 5/15/37 (e)	70,000	76,410
5.25% 5/15/42 (e)	85,000	92,640
5.25% 5/15/47 (e)	85,000	92,640
5.25% 5/15/52 (e)	160,000	174,380
Pub. Fin. Auth. Edl. Facilities Series 2018 A:
5.25% 10/1/43	1,595,000	1,841,653
5.25% 10/1/48	1,595,000	1,833,191
Pub. Fin. Auth. Hosp. Rev. Series 2019 A, 5% 10/1/44	2,350,000	2,858,295
Pub. Fin. Auth. Wisconsin Retirement Facility Rev. Series 2018:
5% 10/1/43 (e)	150,000	164,844
5% 10/1/48 (e)	200,000	219,115
5% 10/1/53 (e)	310,000	339,048
Roseman Univ. of Health:
(Roseman Univ. of Health Sciences Proj.) Series 2020, 5% 4/1/40 (e)	325,000	387,031
Series 2021 A, 4.5% 6/1/56 (e)	6,365,000	6,492,322
Series 2021 B, 6.5% 6/1/56 (e)	1,870,000	1,917,504
Wisconsin Gen. Oblig. Series 2021 A, 5% 5/1/36	6,260,000	7,784,061
Wisconsin Health & Edl. Facilities:
(Ascension Health Cr. Group Proj.) Series 2016 A, 5% 11/15/36	860,000	1,009,058
Series 2014:
4% 5/1/33	605,000	637,899
5% 5/1/22	135,000	136,981
Series 2016 A:
5% 2/15/28	410,000	475,071
5% 2/15/29	530,000	611,714
5% 2/15/30	585,000	672,500
Series 2017 A:
5% 9/1/29 (Pre-Refunded to 9/1/27 @ 100)	1,000,000	1,223,697
5% 9/1/31 (Pre-Refunded to 9/1/27 @ 100)	170,000	208,028
5% 9/1/33 (Pre-Refunded to 9/1/27 @ 100)	295,000	360,990
5% 9/1/35 (Pre-Refunded to 9/1/27 @ 100)	325,000	397,701
Series 2018, 5% 4/1/34	2,000,000	2,490,953
Series 2019 A:
2.25% 11/1/26	305,000	306,018
5% 11/1/26	355,000	401,647
5% 11/1/46	1,015,000	1,129,450
Series 2019 B1, 2.825% 11/1/28	345,000	345,086
Series 2019 B2, 2.55% 11/1/27	220,000	220,634
Series 2019:
5% 10/1/30	405,000	511,882
5% 10/1/32	850,000	1,068,559
Wisconsin Health & Edl. Facilities Auth. Rev. Series 2012:
4% 10/1/23	430,000	441,406
5% 6/1/27	385,000	392,325
Wisconsin Hsg. & Econ. Dev. Auth. Series 2021 C, 3% 9/1/52	1,505,000	1,633,524
Wisconsin Hsg. & Econ. Dev. Auth. Hsg. Rev. Bonds Series 2021 C:
0.61%, tender 5/1/24 (a)	270,000	269,922
0.81%, tender 5/1/25 (a)	900,000	899,569

TOTAL WISCONSIN		40,526,415

TOTAL MUNICIPAL BONDS
(Cost $2,340,651,362)		2,448,629,762

Municipal Notes - 0.1%
New York - 0.1%
New York Metropolitan Trans. Auth. Rev. BAN Series 2019 B, 5% 5/15/22
(Cost $1,006,940)	1,000,000	1,017,401
	Shares	Value

Money Market Funds - 3.9%
Fidelity Municipal Cash Central Fund 0.11% (g)(h)
(Cost $98,398,597)	98,388,784	98,408,440
TOTAL INVESTMENT IN SECURITIES - 101.4%
(Cost $2,440,056,899)		2,548,055,603
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(34,949,759)
NET ASSETS - 100%		$2,513,105,844

Security Type Abbreviations

BAN – BOND ANTICIPATION NOTE

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $23,580,491 or 0.9% of net assets.

 (f) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

 (g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Municipal Cash Central Fund 0.11%	$60,565,934	$621,295,971	$583,470,000	$110,468	$6,623	$9,912	$98,408,440	7.2%
Total	$60,565,934	$621,295,971	$583,470,000	$110,468	$6,623	$9,912	$98,408,440

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Municipal Securities	$2,449,647,163	$--	$2,449,647,163	$--
Money Market Funds	98,408,440	98,408,440	--	--
Total Investments in Securities:	$2,548,055,603	$98,408,440	$2,449,647,163	$--

Other Information

The distribution of municipal securities by revenue source, as a percentage of total Net Assets, is as follows (Unaudited):

General Obligations	25.9%
Transportation	23.3%
Health Care	14.5%
Education	8.8%
Special Tax	5.4%
Others* (Individually Less Than 5%)	22.1%
100.0%

* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,341,658,302)	$2,449,647,163
Fidelity Central Funds (cost $98,398,597)	98,408,440
Total Investment in Securities (cost $2,440,056,899)		$2,548,055,603
Cash		781,925
Receivable for fund shares sold		4,863,516
Interest receivable		28,062,805
Distributions receivable from Fidelity Central Funds		9,920
Prepaid expenses		2,093
Other receivables		710
Total assets		2,581,776,572
Liabilities
Payable for investments purchased on a delayed delivery basis	$64,308,215
Payable for fund shares redeemed	492,235
Distributions payable	3,040,999
Accrued management fee	737,033
Other payables and accrued expenses	92,246
Total liabilities		68,670,728
Net Assets		$2,513,105,844
Net Assets consist of:
Paid in capital		$2,405,000,696
Total accumulated earnings (loss)		108,105,148
Net Assets		$2,513,105,844
Net Asset Value, offering price and redemption price per share ($2,513,105,844 ÷ 230,948,268 shares)		$10.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$47,473,691
Income from Fidelity Central Funds		105,504
Total income		47,579,195
Expenses
Management fee	$7,403,170
Custodian fees and expenses	21,381
Independent trustees' fees and expenses	6,085
Registration fees	155,093
Audit	61,216
Legal	1,901
Miscellaneous	7,984
Total expenses before reductions	7,656,830
Expense reductions	(20,598)
Total expenses after reductions		7,636,232
Net investment income (loss)		39,942,963
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	3,781,475
Fidelity Central Funds	6,623
Capital gain distributions from Fidelity Central Funds	4,964
Total net realized gain (loss)		3,793,062
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,176,017
Fidelity Central Funds	9,912
Total change in net unrealized appreciation (depreciation)		2,185,929
Net gain (loss)		5,978,991
Net increase (decrease) in net assets resulting from operations		$45,921,954

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$39,942,963	$34,698,790
Net realized gain (loss)	3,793,062	5,457,528
Change in net unrealized appreciation (depreciation)	2,185,929	26,177,645
Net increase (decrease) in net assets resulting from operations	45,921,954	66,333,963
Distributions to shareholders	(43,142,512)	(39,065,679)
Share transactions
Proceeds from sales of shares	1,513,803,032	1,032,251,933
Reinvestment of distributions	2,644,935	9,223,573
Cost of shares redeemed	(592,173,845)	(741,424,799)
Net increase (decrease) in net assets resulting from share transactions	924,274,122	300,050,707
Total increase (decrease) in net assets	927,053,564	327,318,991
Net Assets
Beginning of period	1,586,052,280	1,258,733,289
End of period	$2,513,105,844	$1,586,052,280
Other Information
Shares
Sold	138,993,500	97,905,584
Issued in reinvestment of distributions	243,126	867,075
Redeemed	(54,481,538)	(70,190,690)
Net increase (decrease)	84,755,088	28,581,969

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity SAI Municipal Income Fund

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.85	$10.70	$10.20	$10.00
Income from Investment Operations
Net investment income (loss)B	.203	.265	.296	.074
Net realized and unrealized gain (loss)	.048	.183	.564	.193
Total from investment operations	.251	.448	.860	.267
Distributions from net investment income	(.207)	(.266)	(.296)	(.066)
Distributions from net realized gain	(.014)	(.032)	(.064)	(.001)
Total distributions	(.221)	(.298)	(.360)	(.067)
Net asset value, end of period	$10.88	$10.85	$10.70	$10.20
Total ReturnC,D	2.33%	4.27%	8.51%	2.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.36%	.37%	.44%	.59%G,H
Expenses net of fee waivers, if any	.36%	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%	.36%G
Net investment income (loss)	1.87%	2.49%	2.80%	2.90%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,513,106	$1,586,052	$1,258,733	$1,108,493
Portfolio turnover rateI	4%	17%	21%	7%J,K

 A For the period October 2, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Annualized

 H Audit fees are not annualized.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity SAI Municipal Income Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Municipal securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount and losses deferred due to excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$111,156,458
Gross unrealized depreciation	(3,044,614)
Net unrealized appreciation (depreciation)	$108,111,844
Tax Cost	$2,439,943,759

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$108,111,844

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Tax-exempt Income	$ 39,905,156	$ 34,666,467
Long-term Capital Gains	3,237,356	4,399,212
Total	$43,142,512	$ 39,065,679

Delayed Delivery Transactions and When-Issued Securities. During the period, certain Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Securities purchased on a delayed delivery or when-issued basis are identified as such in the Schedule of Investments. Compensation for interest forgone in the purchase of a delayed delivery or when-issued debt security may be received. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Statement of Assets and Liabilities under the caption "Delayed delivery", as applicable. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity SAI Municipal Income Fund	1,047,529,734	89,318,250

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .25% of the Fund's average net assets and an annualized group fee rate that averaged .10% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .35% of the Fund's average net assets.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
Fidelity SAI Municipal Income Fund	$3,373

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,597.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $19,001.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI Municipal Income Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2021 and for the period October 2, 2018 (commencement of operations) through December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the three years in the period ended December 31, 2021 and for the period October 2, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 14, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity SAI Municipal Income Fund	.36%
Actual		$1,000.00	$1,003.60	$1.82
Hypothetical-C		$1,000.00	$1,023.39	$1.84

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $3,561,405, or, if subsequently determined to be different, the net capital gain of such year.

During fiscal year ended 2021, 100% of the fund's income dividends was free from federal income tax, and 19.27% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity SAI Municipal Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness relative to peer funds of the fund's management fee and total expense ratio; (iii) the total costs of the services provided by and the profits realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and are realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value and convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information over the Internet and through telephone representatives, investor education materials and asset allocation tools. The Board also considered that it reviews customer service metrics such as telephone response times, continuity of services on the website and metrics addressing services at Fidelity Investor Centers.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations to the Board that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to Fidelity's investment research process, which includes meetings with management of issuers of securities in which the funds invest; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and ETFs with innovative structures, strategies and pricing and making other enhancements to meet client needs; (iv) launching new share classes of existing funds; (v) eliminating purchase minimums and broadening eligibility requirements for certain funds and share classes; (vi) reducing the holding period for the conversion of Class C shares to Class A shares; (vii) reducing management fees and total expenses for certain target date funds and classes and index funds; (viii) lowering expenses for certain existing funds and classes by implementing or lowering expense caps; (ix) rationalizing product lines and gaining increased efficiencies from fund mergers, liquidations, and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; and (xi) continuing to implement enhancements to further strengthen Fidelity's product line to increase investors' probability of success in achieving their investment goals, including their retirement income goals.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions that occur at Board meetings throughout the year with representatives of the Investment Advisers about fund investment performance. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund for different time periods, measured against an appropriate securities market index (benchmark index) and an appropriate peer group of funds with similar objectives (peer group). The Board also reviews and considers information about performance attribution. In its evaluation of fund investment performance at meetings throughout the year, the Board gave particular attention to information indicating underperformance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for such underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on gross performance (before fees and expenses but after transaction costs) compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and on net performance (after fees and expenses) compared to appropriate peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; expectations for interest rate levels and credit conditions; issuer-specific information including credit quality; the potential for incremental return versus the fund's benchmark index weighed against the risks involved in obtaining that incremental return, including the risk of diminished or negative total returns; and fund cash flows and other factors. The Independent Trustees generally give greater weight to fund performance over longer time periods than over shorter time periods. Depending on the circumstances, the Independent Trustees may be satisfied with a fund's performance notwithstanding that it lags its benchmark index or peer group for certain periods.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period. The Independent Trustees recognize that shareholders who are not investing through a tax-advantaged retirement account also consider tax consequences in evaluating performance.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in basis points (BP) in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Sized Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and was considered by the Board.

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2020.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of the fund's total expense ratio, the Board considered the fund's management fee rate as well as other fund expenses, such as custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees or reimburse expenses from time to time, and the extent to which, if any, it has done so for the fund. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure. The Board also considered a total expense ASPG comparison, which focuses on the total expenses of the fund relative to a subset of non-Fidelity funds within the similar sales load structure group. The total expense ASPG is limited to 15 larger and 15 smaller classes of different funds, where possible. The total expense ASPG comparison excludes performance adjustments and fund-paid 12b-1 fees to eliminate variability in expenses relating to these items.

The Board noted that the fund's total expense ratio ranked below the similar sales load structure group competitive median for 2020 and below the ASPG competitive median for 2020.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.36% through April 30, 2022.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted that a joint ad hoc committee created by it and the boards of other Fidelity funds periodically reviews and compares Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds and also noted the most recent findings of the committee. The Board noted that the committee's review included a consideration of the differences in services provided, fees charged, and costs incurred, as well as competition in the markets serving the different categories of clients.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationships with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies and the full Board approves such changes.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that a committee (the Economies of Scale Committee) created by it and the boards of other Fidelity funds periodically analyzes whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total "group assets" increase, and for higher group fee rates as total "group assets" decrease ("group assets" as defined in the management contract). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that Fidelity agreed to impose a temporary fee waiver in the form of additional breakpoints to the current breakpoint schedule. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as "group assets" increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SIM-ANN-0322
1.9887613.103

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2021

% of fund's investments
0.01 - 0.99%	94.1
2 - 2.99%	5.3

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund’s prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
U.S. Government and U.S. Government Agency Obligations	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Inflation Protected Securities – 98.7%

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 98.7%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
2% 1/15/26	$76,383,263	$88,388,653
2.375% 1/15/25	117,624,469	133,947,414
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/22	223,667,537	224,070,259
0.125% 4/15/22	181,874,066	184,487,701
0.125% 7/15/22	174,159,403	178,417,799
0.125% 1/15/23	298,040,396	307,746,615
0.125% 7/15/24	229,573,297	244,708,677
0.125% 10/15/24	181,513,758	193,865,452
0.125% 4/15/25	140,777,755	150,592,501
0.125% 10/15/25	204,762,393	220,751,753
0.125% 4/15/26	170,805,531	184,351,178
0.125% 7/15/26	217,091,480	235,725,261
0.125% 10/15/26	169,019,535	183,835,078
0.25% 1/15/25	240,129,759	257,260,870
0.375% 7/15/23	248,009,063	260,724,658
0.375% 7/15/25	235,439,375	255,726,348
0.375% 1/15/27	251,904	277,121
0.5% 4/15/24	130,987,252	139,616,075
0.625% 4/15/23	220,324,296	230,284,135
0.625% 1/15/24	257,589,791	274,095,823
0.625% 1/15/26	178,376,675	195,919,815
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $4,149,889,354)		4,144,793,186
	Shares	Value

Money Market Funds - 0.6%
Fidelity Cash Central Fund 0.08% (a)
(Cost $25,579,301)	25,574,186	25,579,301
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $4,175,468,655)		4,170,372,487
NET OTHER ASSETS (LIABILITIES) - 0.7%		29,615,981
NET ASSETS - 100%		$4,199,988,468

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$--	$530,243,770	$504,664,469	$7,594	$--	$--	$25,579,301	0.0%
Total	$--	$530,243,770	$504,664,469	$7,594	$--	$--	$25,579,301

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$4,144,793,186	$--	$4,144,793,186	$--
Money Market Funds	25,579,301	25,579,301	--	--
Total Investments in Securities:	$4,170,372,487	$25,579,301	$4,144,793,186	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	98.7%
Short-Term Investments and Net Other Assets	1.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series 0-5 Year Inflation-Protected Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,149,889,354)	$4,144,793,186
Fidelity Central Funds (cost $25,579,301)	25,579,301
Total Investment in Securities (cost $4,175,468,655)		$4,170,372,487
Receivable for investments sold		3,129,311
Receivable for fund shares sold		214,976,715
Interest receivable		5,668,914
Distributions receivable from Fidelity Central Funds		2,531
Total assets		4,394,149,958
Liabilities
Payable for investments purchased	$131,058,356
Payable for fund shares redeemed	63,099,753
Other payables and accrued expenses	3,381
Total liabilities		194,161,490
Net Assets		$4,199,988,468
Net Assets consist of:
Paid in capital		$4,205,679,436
Total accumulated earnings (loss)		(5,690,968)
Net Assets		$4,199,988,468
Net Asset Value, offering price and redemption price per share ($4,199,988,468 ÷ 417,849,164 shares)		$10.05

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 13, 2021 (commencement of operations) through December 31, 2021
Investment Income
Interest		$23,410,415
Income from Fidelity Central Funds		7,594
Total income		23,418,009
Expenses
Custodian fees and expenses	$3,380
Independent trustees' fees and expenses	1,043
Total expenses		4,423
Net investment income (loss)		23,413,586
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	68,661
Total net realized gain (loss)		68,661
Change in net unrealized appreciation (depreciation) on investment securities		(5,096,168)
Net gain (loss)		(5,027,507)
Net increase (decrease) in net assets resulting from operations		$18,386,079

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 13, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,413,586
Net realized gain (loss)	68,661
Change in net unrealized appreciation (depreciation)	(5,096,168)
Net increase (decrease) in net assets resulting from operations	18,386,079
Distributions to shareholders	(24,077,069)
Distributions to shareholders from tax return of capital	(3,584,592)
Total distributions	(27,661,661)
Share transactions
Proceeds from sales of shares	5,237,160,550
Reinvestment of distributions	27,661,661
Cost of shares redeemed	(1,055,558,161)
Net increase (decrease) in net assets resulting from share transactions	4,209,264,050
Total increase (decrease) in net assets	4,199,988,468
Net Assets
Beginning of period	–
End of period	$4,199,988,468
Other Information
Shares
Sold	519,739,470
Issued in reinvestment of distributions	2,768,935
Redeemed	(104,659,241)
Net increase (decrease)	417,849,164

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.127
Net realized and unrealized gain (loss)	.005C
Total from investment operations	.132
Distributions from net investment income	(.071)
Distributions from tax return of capital	(.011)
Total distributions	(.082)
Net asset value, end of period	$10.05
Total ReturnD	1.33%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	- %H
Expenses net of fee waivers, if anyG	- %H
Expenses net of all reductionsG	- %H
Net investment income (loss)	3.33%H
Supplemental Data
Net assets, end of period (000 omitted)	$4,199,988
Portfolio turnover rateI	33%J

 A For the period August 13, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns for periods of less than one year are not annualized.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2021

% of fund's investments
0.01 - 0.99%	72.7
1 - 1.99%	11.6
2 - 2.99%	8.8
3 - 3.99%	6.9

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund’s prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
U.S. Government and U.S. Government Agency Obligations	99.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.5%

 * Inflation Protected Securities – 99.5%

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.5%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
0.125% 2/15/51	$155,060,338	$183,995,272
0.25% 2/15/50	132,140,819	160,201,603
0.625% 2/15/43	178,524,840	222,201,346
0.75% 2/15/42	171,496,926	216,973,094
0.75% 2/15/45	254,337,864	327,826,754
0.875% 2/15/47	127,608,860	172,604,730
1% 2/15/46	113,590,742	155,444,071
1% 2/15/48	129,139,992	181,368,238
1% 2/15/49	99,151,729	140,969,477
1.375% 2/15/44	148,485,166	212,161,147
1.75% 1/15/28	117,056,232	140,460,142
2.125% 2/15/40	81,437,556	124,761,021
2.125% 2/15/41	135,721,603	210,296,030
2.375% 1/15/27	129,997,865	157,030,125
2.5% 1/15/29	110,996,353	141,939,348
3.375% 4/15/32	66,512,343	98,980,755
3.625% 4/15/28	109,512,839	145,529,154
3.875% 4/15/29	179,448,942	250,008,740
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/30	306,173,542	339,982,144
0.125% 7/15/30	380,801,573	426,269,486
0.125% 1/15/31	415,944,933	465,974,490
0.125% 7/15/31	405,137,387	455,673,591
0.25% 7/15/29	385,277,462	431,874,050
0.375% 1/15/27	292,825,812	322,138,460
0.375% 7/15/27	429,190,880	476,273,288
0.5% 1/15/28	357,407,471	400,018,557
0.75% 7/15/28	295,798,584	338,851,706
0.875% 1/15/29	246,422,330	285,064,685
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $7,138,279,273)		7,184,871,504
	Shares	Value

Money Market Funds - 0.0%
Fidelity Cash Central Fund 0.08% (a)
(Cost $7,435)	7,434	7,435
TOTAL INVESTMENT IN SECURITIES - 99.5%
(Cost $7,138,286,708)		7,184,878,939
NET OTHER ASSETS (LIABILITIES) - 0.5%		33,375,181
NET ASSETS - 100%		$7,218,254,120

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$--	$432,814,955	$432,807,520	$3,009	$--	$--	$7,435	0.0%
Total	$--	$432,814,955	$432,807,520	$3,009	$--	$--	$7,435

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$7,184,871,504	$--	$7,184,871,504	$--
Money Market Funds	7,435	7,435	--	--
Total Investments in Securities:	$7,184,878,939	$7,435	$7,184,871,504	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.5%
Short-Term Investments and Net Other Assets	0.5%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Fidelity® Series 5+ Year Inflation-Protected Bond Index Fund

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $7,138,279,273)	$7,184,871,504
Fidelity Central Funds (cost $7,435)	7,435
Total Investment in Securities (cost $7,138,286,708)		$7,184,878,939
Receivable for fund shares sold		285,010,134
Interest receivable		17,518,545
Distributions receivable from Fidelity Central Funds		1,224
Total assets		7,487,408,842
Liabilities
Payable for investments purchased	$190,134,497
Payable for fund shares redeemed	52,634,550
Notes payable to affiliates	26,380,000
Other payables and accrued expenses	5,675
Total liabilities		269,154,722
Net Assets		$7,218,254,120
Net Assets consist of:
Paid in capital		$7,173,612,357
Total accumulated earnings (loss)		44,641,763
Net Assets		$7,218,254,120
Net Asset Value, offering price and redemption price per share ($7,218,254,120 ÷ 712,780,446 shares)		$10.13

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		For the period August 13, 2021 (commencement of operations) through December 31, 2021
Investment Income
Interest		$45,635,364
Income from Fidelity Central Funds		3,009
Total income		45,638,373
Expenses
Custodian fees and expenses	$5,445
Independent trustees' fees and expenses	1,623
Interest	231
Total expenses		7,299
Net investment income (loss)		45,631,074
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(477,904)
Total net realized gain (loss)		(477,904)
Change in net unrealized appreciation (depreciation) on investment securities		46,592,231
Net gain (loss)		46,114,327
Net increase (decrease) in net assets resulting from operations		$91,745,401

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

For the period August 13, 2021 (commencement of operations) through December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$45,631,074
Net realized gain (loss)	(477,904)
Change in net unrealized appreciation (depreciation)	46,592,231
Net increase (decrease) in net assets resulting from operations	91,745,401
Distributions to shareholders	(47,103,637)
Share transactions
Proceeds from sales of shares	7,482,341,659
Reinvestment of distributions	47,103,637
Cost of shares redeemed	(355,832,940)
Net increase (decrease) in net assets resulting from share transactions	7,173,612,356
Total increase (decrease) in net assets	7,218,254,120
Net Assets
Beginning of period	–
End of period	$7,218,254,120
Other Information
Shares
Sold	743,342,521
Issued in reinvestment of distributions	4,734,034
Redeemed	(35,296,109)
Net increase (decrease)	712,780,446

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Years ended December 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.158
Net realized and unrealized gain (loss)	.061
Total from investment operations	.219
Distributions from net investment income	(.089)
Total distributions	(.089)
Net asset value, end of period	$10.13
Total ReturnC	2.21%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	- %G
Expenses net of fee waivers, if anyF	- %G
Expenses net of all reductionsF	- %G
Net investment income (loss)	4.16%G
Supplemental Data
Net assets, end of period (000 omitted)	$7,218,254
Portfolio turnover rateH	31%I

 A For the period August 13, 2021 (commencement of operations) through December 31, 2021.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount represents less than .005%.

 G Annualized

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the Funds) are funds of Fidelity Salem Street Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of each Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may have a significant impact on the Funds' distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$4,176,063,455	$6,405,133	$(12,096,101)	$(5,690,968)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	7,140,254,878	62,865,662	(18,241,601)	44,624,061

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$–	$(5,690,968)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	17,703	44,624,061

For the period ended December 31, 2021, the Fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The tax character of distributions paid was as follows:

December 31, 2021
	Ordinary Income	Tax Return of Capital	Total
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$24,077,069	$3,584,592	$27,661,661
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	47,103,637	–	47,103,637

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds do not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Funds, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund had no interfund loans outstanding. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the their Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	Borrower	$26,380,000.32%		$231

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	190,953,834	–	–
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	170,273,131	–	–

Affiliated Exchanges In-Kind. Shares that were exchanged for investments, including accrued interest and cash, if any, are shown in the table below. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

	Shares	Total Proceeds ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	333,742,519	3,362,635,876
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	333,474,551	3,349,047,218

5. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Funds.

6. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (two of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the “Funds”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period August 13, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations, changes in each of their net assets and each of their financial highlights for the period August 13, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 13, 2021 to December 31, 2021). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value	Ending Account Value December 31, 2021	Expenses Paid During Period
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	- %-B
Actual		$1,000.00	$1,013.30	$-C,D
Hypothetical-E		$1,000.00	$1,025.21	$-D,F
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	- %-B
Actual		$1,000.00	$1,022.10	$-C,D
Hypothetical-E		$1,000.00	$1,025.21	$-D,F

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Amount represents less than .005%.

 C Actual expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 141/365 (to reflect the period August 13, 2021 to December 31, 2021.

 D Amount represents less than $.005.

 E 5% return per year before expenses

 F Hypothetical expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	02/14/22	02/11/22	$0.000
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	02/14/22	02/11/22	$0.001

A percentage of the dividends distributed during the fiscal year for the following funds were derived from interest on U.S. Government securities which is generally exempt from state income tax:

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	99.97%
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	99.99%

The funds will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund

Fidelity Series 5+ Year Inflation-Protected Bond Index Fund

At its May 2021 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements with affiliates of FMR (together, the Advisory Contracts) for each fund. FMR and the sub-advisers are collectively referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the funds, including the backgrounds of investment personnel of Fidelity, and also considered the funds' investment objectives, strategies, and related investment philosophies, and the purpose of Series funds generally. The Board considered the structure of the investment personnel compensation programs, and whether these structures provide appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operationscapabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered the nature, extent, quality, and cost of advisory and administrative services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors.

Investment Performance.  Each fund is a new fund and therefore had no historical performance for the Board to review at the time it approved each fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds. The Board also took into consideration the fact that it oversees funds managed by Fidelity that have similar investment objectives and policies as the funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to each fund under the Advisory Contracts should benefit the shareholders of each fund.

Competitiveness of Management Fee and Total Expense Ratio  ..The Board considered that each fund will not pay FMR a management fee for investment advisory services. In reviewing the Advisory Contracts, the Board also considered the projected total expense ratio of the fund. The Board noted that FMR undertakes to pay all operating expenses of each fund, with certain exceptions. The Board also noted that each fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board also noted that FMR has contractually agreed to reimburse each fund to the extent that total operating expenses, with certain exceptions, as a percentage of their average net assets, exceed 0.003% through April 30, 2025.

Based on its review, the Board considered that each fund will not pay a management fee and concluded that each fund's projected total expense ratio was reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability.  Each fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of each fund at the time it approved the Advisory Contracts. The Board also noted that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund are not relevant to approval of the Advisory Contracts because each fund pays no advisory fees and FMR bears all expenses of each fund, with certain exceptions. In connection with its future renewal of each fund's Advisory Contracts, the Board will consider the level of Fidelity's profits in respect of all the Fidelity funds.

Economies of Scale.  The Board concluded that because each fund will pay no advisory fees and FMR will bear all expenses of each fund, with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to approve each fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board received information explaining that each fund is offered exclusively to other Fidelity funds and Fidelity managed 529 plans, which use each fund to gain exposure to a specific type of investment. The Board also noted that those Fidelity funds investing in each fund will benefit from investing in one centralized fund as each fund may deliver more uniform asset class performance and offer additional opportunities to generate returns and diversify the investing funds' fixed income allocations.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that each fund's Advisory Contracts should be approved.

SYI-ANN-0322
1.9901939.100

Fidelity® Series Inflation-Protected Bond Index Fund

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Inflation-Protected Bond Index Fund	5.60%	4.41%	2.43%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Inflation-Protected Bond Index Fund on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index performed over the same period.

Period Ending Values
$12,711	Fidelity® Series Inflation-Protected Bond Index Fund
$12,883	Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) 1-10 Year Index

Effective August 24, 2021, all Bloomberg Barclays Indices were re-branded as Bloomberg Indices.

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a moderate decline in the year ending December 31, 2021, amid a broad risk-on and inflationary environment. The Bloomberg U.S. Aggregate Bond Index returned -1.54% for the full period. Longer-term bond yields rose early in the year, as a $1.9 trillion COVID-relief bill offered hopes for a robust economic recovery. This led to rising inflation expectations that persisted through early April. Many investors preferred the potential for higher returns in riskier assets as the worst economic fears related to the spread of COVID-19 retreated. Bond yields fell from May through early August in response to weaker-than-expected economic data. Then in the fourth quarter, rising inflation and tighter monetary policy increased short-term yields and decreased longer-term yields. By early December, U.S. Federal Reserve Chair Jerome Powell stated it was time to retire the term “transitory” in describing U.S. inflation. Also in December, the Fed accelerated its tapering plans and raised the prospects for three quarter-point interest-rate hikes in 2022. Within the Aggregate index, corporate bonds returned -2.92% for the period, edging the -3.30% return of U.S. Treasuries. Securitized segments of the market also posted negative returns, including commercial mortgage-backed securities (-2.42%). Outside the index, U.S. corporate high-yield bonds added roughly 5% and Treasury Inflation-Protected Securities (TIPS) rose 6%.

Comments from Co-Portfolio Managers Brandon Bettencourt and Richard Munclinger:  For the year, the fund returned 5.60%, roughly in line, net of fees, with the 5.69% return of the benchmark, the Bloomberg Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index (Series-L). We attempt to hold all positions held by the index in the same relative proportions. TIPS generated the bulk of their one-year gains from April 2020 through the end of the period. TIPS outpaced all other major U.S. fixed-income investment-grade bond sectors for the year, reflecting rising inflation and elevated demand for inflation-protected assets. Inflation, as measured by CPI-U (the Consumer Price Index for all Urban Consumers) spiked in early 2021 as prices for airfares, restaurant meals and apparel recovered sharply after slipping in 2020 when the economy shut down during the depths of the COVID-19 pandemic. Inflation accelerated in the second quarter, with the June CPI-U coming in 5.4% higher than a year earlier amid disrupted supply chains and extraordinarily high demand for goods, as well as growing exuberance regarding the reopening of the economy. After stabilizing in July and cooling slightly in August, CPI-U accelerated again. For November, the final reading by year's end, inflation rose 6.8% from the same month a year earlier, its strongest surge since June 1982. Prices for a broad range of categories increased, including gasoline, food, shelter, and new and used cars and trucks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Coupon Distribution as of December 31, 2021

% of fund's investments
0.01 - 0.99%	86.2
1 - 1.99%	1.8
2 - 2.99%	8.4
3 - 3.99%	3.0

Coupon distribution shows the range of stated interest rates on the fund's investments, excluding short-term investments.

The coupon rates on inflation-protected securities tend to be lower than their nominal bond counterparts since inflation-protected securities get adjusted for actual inflation, while nominal bond coupon rates include a component for expected inflation. Please refer to the fund's prospectus for more information.

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
U.S. Government and U.S. Government Agency Obligations	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Inflation Protected Securities - 99.8%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 99.8%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Bonds:
1.75% 1/15/28	$79,477,672	$95,368,225
2% 1/15/26	92,956,753	107,567,049
2.375% 1/15/25	136,819,624	155,806,313
2.375% 1/15/27	73,411,006	88,676,375
2.5% 1/15/29	74,268,318	94,972,460
3.625% 4/15/28	34,002,205	45,184,767
3.875% 4/15/29	82,780,708	115,330,301
U.S. Treasury Inflation-Indexed Notes:
0.125% 1/15/23	244,887,451	252,862,647
0.125% 7/15/24	221,138,619	235,717,914
0.125% 10/15/24	195,670,064	208,985,070
0.125% 4/15/25	98,198,035	105,044,208
0.125% 10/15/25	201,936,693	217,705,401
0.125% 4/15/26	138,233,638	149,196,187
0.125% 7/15/26	148,256,634	160,982,060
0.125% 10/15/26	128,462,094	139,722,542
0.125% 1/15/30	175,432,552	194,804,342
0.125% 7/15/30	137,711,877	154,154,749
0.125% 1/15/31	210,439,774	235,751,319
0.125% 7/15/31	189,453,800	213,085,970
0.25% 1/15/25	159,233,652	170,593,549
0.25% 7/15/29	171,382,265	192,109,740
0.375% 7/15/23	201,459,488	211,788,455
0.375% 7/15/25	157,170,497	170,713,319
0.375% 1/15/27	165,666,532	182,250,195
0.375% 7/15/27	196,301,053	217,835,356
0.5% 4/15/24	70,881,182	75,550,500
0.5% 1/15/28	157,226,724	175,971,720
0.625% 4/15/23	209,806,209	219,290,574
0.625% 1/15/24	205,185,628	218,333,667
0.625% 1/15/26	153,678,540	168,792,647
0.75% 7/15/28	150,372,462	172,258,989
0.875% 1/15/29	106,654,729	123,379,633
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $4,962,833,360)		5,269,786,243
	Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund 0.08% (a)
(Cost $27,059,739)	27,054,328	27,059,739
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $4,989,893,099)		5,296,845,982
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(13,590,832)
NET ASSETS - 100%		$5,283,255,150

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$5,997,078	$540,625,478	$519,562,818	$6,233	$1	$--	$27,059,739	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	--	1,490,237,707	1,490,237,707	144,122	--	--	--	0.0%
Total	$5,997,078	$2,030,863,185	$2,009,800,525	$150,355	$1	$--	$27,059,739

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
U.S. Government and Government Agency Obligations	$5,269,786,243	$--	$5,269,786,243	$--
Money Market Funds	27,059,739	27,059,739	--	--
Total Investments in Securities:	$5,296,845,982	$27,059,739	$5,269,786,243	$--

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	99.8%
Short-Term Investments and Net Other Assets	0.2%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,962,833,360)	$5,269,786,243
Fidelity Central Funds (cost $27,059,739)	27,059,739
Total Investment in Securities (cost $4,989,893,099)		$5,296,845,982
Receivable for investments sold		315,270,725
Receivable for fund shares sold		47,306
Interest receivable		11,362,702
Distributions receivable from Fidelity Central Funds		3,879
Total assets		5,623,530,594
Liabilities
Payable for investments purchased	$73,273,476
Payable for fund shares redeemed	266,938,914
Other payables and accrued expenses	63,054
Total liabilities		340,275,444
Net Assets		$5,283,255,150
Net Assets consist of:
Paid in capital		$4,875,912,654
Total accumulated earnings (loss)		407,342,496
Net Assets		$5,283,255,150
Net Asset Value, offering price and redemption price per share ($5,283,255,150 ÷ 499,165,123 shares)		$10.58

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Interest		$746,471,443
Income from Fidelity Central Funds (including $144,122 from security lending)		150,355
Total income		746,621,798
Expenses
Custodian fees and expenses	$132,670
Independent trustees' fees and expenses	44,140
Total expenses before reductions	176,810
Expense reductions	(4)
Total expenses after reductions		176,806
Net investment income (loss)		746,444,992
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	185,341,619
Redemptions in-kind with affiliated entities	515,199,199
Fidelity Central Funds	1
Total net realized gain (loss)		700,540,819
Change in net unrealized appreciation (depreciation) on investment securities		(658,486,483)
Net gain (loss)		42,054,336
Net increase (decrease) in net assets resulting from operations		$788,499,328

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$746,444,992	$177,553,048
Net realized gain (loss)	700,540,819	47,932,741
Change in net unrealized appreciation (depreciation)	(658,486,483)	783,249,374
Net increase (decrease) in net assets resulting from operations	788,499,328	1,008,735,163
Distributions to shareholders	(459,784,188)	(193,742,564)
Share transactions
Proceeds from sales of shares	2,463,859,625	3,761,473,787
Reinvestment of distributions	459,781,287	193,742,376
Cost of shares redeemed	(12,391,952,134)	(3,019,937,841)
Net increase (decrease) in net assets resulting from share transactions	(9,468,311,222)	935,278,322
Total increase (decrease) in net assets	(9,139,596,082)	1,750,270,921
Net Assets
Beginning of period	14,422,851,232	12,672,580,311
End of period	$5,283,255,150	$14,422,851,232
Other Information
Shares
Sold	226,616,795	357,405,408
Issued in reinvestment of distributions	43,872,154	18,172,152
Redeemed	(1,115,285,932)	(292,816,898)
Net increase (decrease)	(844,796,983)	82,760,662

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Inflation-Protected Bond Index Fund

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.73	$10.05	$9.54	$9.76	$9.77
Income from Investment Operations
Net investment income (loss)A	.584	.146	.222	.258	.217
Net realized and unrealized gain (loss)	.010	.683	.434	(.300)	(.024)
Total from investment operations	.594	.829	.656	(.042)	.193
Distributions from net investment income	(.744)	(.017)	(.039)	(.030)	(.010)
Distributions from net realized gain	–	(.132)	(.107)	(.148)	(.193)
Total distributions	(.744)	(.149)	(.146)	(.178)	(.203)
Net asset value, end of period	$10.58	$10.73	$10.05	$9.54	$9.76
Total ReturnB	5.60%	8.26%	6.89%	(.42)%	1.99%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.06%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.06%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.06%
Net investment income (loss)	5.30%	1.40%	2.23%	2.67%	2.21%
Supplemental Data
Net assets, end of period (000 omitted)	$5,283,255	$14,422,851	$12,672,580	$5,760,801	$2,402,297
Portfolio turnover rateF	29%G	40%	18%	25%G	25%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

Fidelity Series Inflation-Protected Bond Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For Treasury Inflation-Protected Securities (TIPS) the principal amount is adjusted daily to keep pace with inflation. Interest is accrued based on the adjusted principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Such adjustments may result in negative Interest and may have a significant impact on the Fund's distributions.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, redemptions in kind and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$308,446,207
Gross unrealized depreciation	(674,638)
Net unrealized appreciation (depreciation)	$307,771,569
Tax Cost	$4,989,074,413

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$99,570,928
Net unrealized appreciation (depreciation) on securities and other investments	$307,771,569

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$459,784,188	$ 180,603,104
Long-term Capital Gains	–	13,139,460
Total	$459,784,188	$ 193,742,564

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity Series Inflation-Protected Bond Index Fund	–	361,226,964	6,771,157

Affiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The net realized gain or loss on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)
Fidelity Series Inflation-Protected Bond Index Fund	605,201,479	515,199,199	6,711,683,094

5. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

6. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
Fidelity Series Inflation-Protected Bond Index Fund	$14,666	$–	$–

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $4.

8. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity Series Inflation-Protected Bond Index Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Inflation-Protected Bond Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 179 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to retirement, he was Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Previously, Mr. Kenneally was an Executive Vice President and the Chief Investment Officer for Bank of America. In this role, he was responsible for the investment management, strategy and products delivered to the bank’s institutional, high-net-worth and retail clients. Earlier, Mr. Kenneally directed the organization’s equity and quantitative research groups. He began his career in 1983 as a research analyst and then spent more than a dozen years as a portfolio manager for endowments, pension plans and mutual funds. He earned the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2021

Deputy Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
Fidelity Series Inflation-Protected Bond Index Fund	- %-C
Actual		$1,000.00	$1,031.00	$--D
Hypothetical-E		$1,000.00	$1,025.21	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Inflation-Protected Bond Index Fund voted to pay on February 14, 2022, to shareholders of record at the opening of business on February 11, 2022, a distribution of $0.258 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $168,039,709, or, if subsequently determined to be different, the net capital gain of such year.

A total of 99.98% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $327,079,998 of distributions paid in the calendar year 2020 as qualifying to be taxed as section 163(j) interest dividends.

The fund will notify shareholders in January 2022 of amounts for use in preparing 2021 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Inflation-Protected Bond Index Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company LLC (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. FMR and the sub-advisers are referred to herein as the Investment Advisers. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established four standing committees (Committees) — Operations, Audit, Fair Valuation, and Governance and Nominating — each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and considers, among other matters, information specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to review matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through joint ad hoc committees to discuss certain matters relevant to all of the Fidelity funds.

At its September 2021 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In considering whether to renew the Advisory Contracts for the fund, the Board considered all factors it believed relevant and reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and the fact that no fee is payable under the management contract was fair and reasonable.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. The Board also considered the steps Fidelity had taken to ensure the continued provision of high quality services to the Fidelity funds during the COVID-19 pandemic, including the expansion of staff in client facing positions to maintain service levels in periods of high volumes and volatility.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted the resources devoted to Fidelity's global investment organization, and that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, cybersecurity, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory and administrative services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance. In this regard, the Board noted that the fund is designed to offer an investment option for other investment companies and 529 plans managed by Fidelity and ultimately to enhance the performance of those investment companies and 529 plans. The Board noted that there was a portfolio management change for the fund in October 2020.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered that the fund does not pay FMR a management fee for investment advisory services, but that FMR receives fees for providing services to funds that invest in the fund. The Board also noted that FMR or an affiliate undertakes to pay all operating expenses of the fund, except transfer agent fees, 12b-1 fees, Independent Trustee fees and expenses, custodian fees and expenses, proxy and shareholder meeting expenses, interest, taxes, and extraordinary expenses (such as litigation expenses). The Board further noted that the fund pays its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

The Board further considered that FMR has contractually agreed to reimburse the fund to the extent that total operating expenses, with certain exceptions, as a percentage of its average net assets, exceed 0.003% through April 30, 2024.

Based on its review, the Board considered that the fund does not pay a management fee and concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the level of Fidelity's profits in respect of all the Fidelity funds.

A public accounting firm has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. The engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of certain fund profitability information and its conformity to established allocation methodologies. After considering the reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and potential indirect benefits such businesses may have received as a result of their association with Fidelity's mutual fund business (i.e., fall-out benefits) as well as cases where Fidelity's affiliates may benefit from the funds' business. The Board considered areas where potential indirect benefits to the Fidelity funds from their relationships with Fidelity may exist. The Board's consideration of these matters was informed by the findings of a joint ad hoc committee created by it and the boards of other Fidelity funds to evaluate potential fall-out benefits.

The Board concluded that the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund were not relevant to the renewal of the Advisory Contracts because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund, with limited exceptions.

Economies of Scale.  The Board concluded that because the fund pays no advisory fees and FMR or an affiliate bears all expenses of the fund with certain limited exceptions, the realization of economies of scale was not a material factor in the Board's decision to renew the fund's Advisory Contracts.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' advisory contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, the allocation of various costs to different funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) the extent to which current market conditions have affected retention and recruitment of personnel; (iv) the arrangements with and compensation paid to certain fund sub-advisers on behalf of the Fidelity funds and the treatment of such compensation within Fidelity's fund profitability methodology; (v) the terms of the funds' various management fee structures, including the basic group fee and the terms of Fidelity's voluntary expense limitation arrangements; (vi) Fidelity's transfer agent fee, expense, and service structures for different funds and classes relative to competitive trends; (vii) the impact on fund profitability of recent industry trends, such as the growth in passively managed funds and the continued waiver of money market fund fees; (viii) the types of management fee and total expense comparisons provided, and the challenges and limitations associated with such information; and (ix) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends and methodologies for total expense competitive comparisons. In addition, the Board considered its discussions with Fidelity regarding Fidelity's efforts to maintain the continuous investment and shareholder services necessary for the funds during the current pandemic and economic circumstances.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee arrangements are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

SIB-S-ANN-0322
1.899329.112

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Elizabeth S. Acton is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Acton is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Series Inflation-Protected Bond Index Fund (the “Fund”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund	$42,400	$-	$11,200	$1,000

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Series Inflation-Protected Bond Index Fund	$47,300	$-	$9,800	$1,100

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Flex Inflation-Protected

Bond Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity International Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (the “Funds”):

Services Billed by PwC

December 31, 2021 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Inflation-Protected Bond Index Fund	$34,100	$3,100	$5,100	$1,300
Fidelity Inflation-Protected Bond Index Fund	$34,000	$3,100	$5,100	$1,300
Fidelity International Bond Index Fund	$72,900	$6,700	$13,900	$2,900
Fidelity SAI Municipal Income Fund	$48,900	$4,300	$5,100	$1,800
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$20,700	$900	$5,100	$400

December 31, 2020 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Inflation-Protected Bond Index Fund	$34,700	$3,000	$5,100	$1,600
Fidelity Inflation-Protected Bond Index Fund	$34,500	$3,000	$5,100	$1,600
Fidelity International Bond Index Fund	$73,700	$6,400	$11,700	$3,500
Fidelity SAI Municipal Income Fund	$49,600	$4,100	$5,100	$2,300
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	$-	$-	$-	$-
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	$-	$-	$-	$-

A Amounts may reflect rounding

B Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund commenced operations on August 13, 2021.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2021A,B	December 31, 2020A,B
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A,B	December 31, 2020A,B
Deloitte Entities	$533,800	$512,500
PwC	$14,186,000	$14,594,800

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Series 5+ Year Inflation-Protected Bond Index Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022